               As filed with Securities and Exchange Commission on
                                 July 20, 2001
                           Registration No. 333-89409

       -----------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------
                                    FORM S-6

                      POST-EFFECTIVE AMENDMENT NO. 4 TO THE
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)
                            -------------------------
                                 MARIE C. SWIFT
                       Second Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                            -------------------------


It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)

         [X] on July 27, 2001 pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered:    Flexible Premium Adjustable Variable
Survivorship Life Insurance Policies

This registration statement incorporates by reference the prospectus dated May 1, 2001, as filed in Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 333-89409) filed on April 26, 2001.

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       REGISTRATION STATEMENT ON FORM S-6

                             CROSS-REFERENCE SHEET

FORM N-8B-2
ITEM NO.                 CAPTION IN PROSPECTUS
-----------              ---------------------
 1                       Cover Page
 2                       Cover Page
 3                       Inapplicable
 4                       Distribution of the Policies
 5                       NELICO
 6                       The Variable Account
 9                       Inapplicable
10(a)                    Other Policy Features
10(b)                    Policy Values and Benefits
10(c),(d),(e)            Death Benefit; Cash Value; Conversion Rights; Lapse
                         and Reinstatement; Surrender; Partial Surrender;
                         Right to Return the Policy; Loan Provision; Transfer
                         Option; Premiums; Dollar Cost Averaging; Asset
                         Rebalancing
10(f),(g),(h)            Voting Rights; Rights Reserved by NELICO;
10(i)                    Limits to NELICO's Right to Challenge the Policy;
                         Payment of Proceeds; Investment Options
11                       The Variable Account
12                       Investments of the Variable Account; Distribution of
                         the Policies
13                       Charges and Expenses; Distribution of the Policies;
                         NELICO's Income Taxes; Appendix A
14                       Amount Provided for Investment Under the Policy;
                         Distribution of the Policies
15                       Premiums
16                       Investments of the Variable Account
17                       Captions referenced under Items 10(c), (d), (e) and
                         (i) above
18                       The Variable Account; Net Investment Experience
19                       Reports; Distribution of the Policies
20                       Captions referenced under Items 6 and 10(g) above
21                       Loan Provision
22                       Inapplicable
23                       Inapplicable
24                       Limits to NELICO's Right to Challenge the Policy
25                       NELICO
26                       Distribution of the Policies

FORM N-8B-2
ITEM NO.                 CAPTION IN PROSPECTUS
-----------              ---------------------
27                       NELICO
28                       Management
29                       NELICO
30                       Inapplicable
31                       Inapplicable
32                       Inapplicable
33                       Inapplicable
34                       Distribution of the Policies
35                       NELICO
36                       Inapplicable
37                       Inapplicable
38                       Distribution of the Policies
39                       Distribution of the Policies
40                       Distribution of the Policies
41(a)                    Distribution of the Policies
42                       Inapplicable
43                       Inapplicable
44(a)                    Investments of the Variable Account; Amount Provided
                         for Investment Under the Policy;
                         Deductions from Premiums; Flexible Premiums
44(b)                    Charges and Expenses
44(c)                    Flexible Premiums; Deductions from Premiums
45                       Inapplicable
46                       Investments of the Variable Account; Captions
                         referenced under Items 10(c), (d) and (e) above
47                       Inapplicable
48                       Inapplicable
49                       Inapplicable
50                       Inapplicable
51                       Cover Page; Death Benefit; Lapse and Reinstatement;
                         Charges and Expenses; Additional Benefits by Rider;
                         Conversion Rights; Payment Options; Policy Owner and
                         Beneficiary; Premiums; Distribution of the Policies
52                       Rights Reserved by NELICO
53                       Tax Considerations
54                       Inapplicable
55                       Inapplicable
59                       Financial Statements

                         ZENITH SURVIVORSHIP LIFE 2002


                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

This prospectus offers individual flexible premium adjustable variable survivorship life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

The Policy provides premium flexibility and a death benefit that is payable at the death of the second to die. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

You may choose among five death benefit options. Three provide a fixed death benefit equal to the Policy's face amount. Two provide a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

You allocate net premiums among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND


State Street Research Bond Income Series
MFS Total Return Series
State Street Research Money Market Series

Capital Growth Series
Westpeak Growth and Income Series
Balanced Series
Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series
MFS Investors Trust Series
MFS Research Managers Series

METROPOLITAN SERIES FUND, INC.
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000(R) Index Portfolio
Putnam International Stock Portfolio

MetLife Stock Index Portfolio

MetLife Mid Cap Stock Index Portfolio*
Morgan Stanley EAFE(R) Index Portfolio*
Lehman Brothers(R) Aggregate Bond Index Portfolio*
State Street Research Aurora Small Cap Value Portfolio*
Janus Growth Portfolio*
State Street Research Investment Trust Portfolio*+
Franklin Templeton Small Cap Growth Portfolio*+
Neuberger Berman Partners Mid Cap Value Portfolio*+
MET INVESTORS SERIES TRUST
MFS Mid-Cap Growth Portfolio*+
PIMCO Innovation Portfolio*+
VARIABLE INSURANCE PRODUCTS FUND ("VIP")
Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
Asset Manager Portfolio
AMERICAN FUNDS INSURANCE SERIES
American Funds Growth Fund*
American Funds Growth-Income Fund*
American Funds Global Small Capitalization Fund*

You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account. Generally, you receive Zenith Money Market Sub-Account performance until the day that we mail the confirmation for the initial premium (in some states, until 15 days after the date we mail the initial premium confirmation). Thereafter, we invest the Policy's cash value according to your instructions.

You may cancel the Policy during the "Right to Return the Policy" period. In addition, replacing existing insurance with the Policy might not be to your advantage. Before you buy a Policy, ask your registered representative if changing, or adding to, current insurance coverage would be advantageous.
------------
* Availability is subject to any necessary state insurance department approvals.

+ Scheduled to be available in the fourth quarter of 2001.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS http://www.sec.gov.

THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                 JULY 27, 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
GLOSSARY....................................................    A-4
INTRODUCTION TO THE POLICIES................................    A-5
    The Policies............................................    A-5
    Availability of the Policy..............................    A-6
    Policy Charges..........................................    A-6
    How the Policy Works....................................    A-7
    Receipt of Communications and Payments at NELICO's Home
     Office.................................................    A-8
    NELICO..................................................    A-8
POLICY VALUES AND BENEFITS..................................   A-10
    Death Benefit...........................................   A-10
    Guaranteed Death Benefit Rider..........................   A-11
    Expanded Death Benefit Rider............................   A-12
    Change in Death Benefit Option..........................   A-12
    Death Proceeds Payable..................................   A-12
    Cash Value..............................................   A-13
    Net Investment Experience...............................   A-13
    Allocation of Net Premiums..............................   A-13
    Amount Provided for Investment under the Policy.........   A-13
    Right to Return the Policy..............................   A-14
CHARGES AND EXPENSES........................................   A-14
    Deductions from Premiums................................   A-14
    Surrender Charge........................................   A-15
    Monthly Deduction from Cash Value.......................   A-16
    Charges Against the Eligible Funds......................   A-18
    Group or Sponsored Arrangements.........................   A-21
PREMIUMS....................................................   A-21
    Flexible Premiums.......................................   A-21
    Lapse and Reinstatement.................................   A-22
OTHER POLICY FEATURES.......................................   A-22
    Loan Provision..........................................   A-22
    Surrender...............................................   A-23
    Partial Surrender.......................................   A-23
    Reduction in Face Amount................................   A-24
    Investment Options......................................   A-24
    Transfer Option.........................................   A-24
    Dollar Cost Averaging...................................   A-25
    Asset Rebalancing.......................................   A-25
    Payment of Proceeds.....................................   A-26
    Conversion Rights.......................................   A-26
    Policy Split Rider......................................   A-27
    Payment Options.........................................   A-27
    Additional Benefits by Rider............................   A-28
    Policy Owner and Beneficiary............................   A-28
THE VARIABLE ACCOUNT........................................   A-29
    Investments of the Variable Account.....................   A-29
    Investment Management...................................   A-31
    Substitution of Investments.............................   A-32
    Share Classes of the Eligible Funds.....................   A-32

                                                              PAGE
                                                              -----
THE FIXED ACCOUNT...........................................   A-32
    General Description.....................................   A-33
    Values and Benefits.....................................   A-33
    Policy Transactions.....................................   A-33
DISTRIBUTION OF THE POLICIES................................   A-34
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............   A-35
    Notification of First Death.............................   A-35
    Misstatement of Age or Sex..............................   A-35
    Suicide.................................................   A-35
TAX CONSIDERATIONS..........................................   A-35
    Introduction............................................   A-35
    Tax Status of the Policy................................   A-35
    Tax Treatment of Policy Benefits........................   A-36
    NELICO's Income Taxes...................................   A-38
MANAGEMENT..................................................   A-38
VOTING RIGHTS...............................................   A-40
RIGHTS RESERVED BY NELICO...................................   A-41
TOLL-FREE NUMBERS...........................................   A-41
REPORTS.....................................................   A-41
ADVERTISING PRACTICES.......................................   A-41
LEGAL MATTERS...............................................   A-41
REGISTRATION STATEMENT......................................   A-42
EXPERTS.....................................................   A-42
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
  NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS........   A-43
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION...............   A-48
APPENDIX C: LONG TERM MARKET TRENDS.........................   A-63
APPENDIX D: USES OF SURVIVORSHIP LIFE INSURANCE.............   A-64
APPENDIX E: TAX INFORMATION.................................   A-65
APPENDIX F: CASH VALUE ACCUMULATION TEST AND GUIDELINE
  PREMIUM TEST..............................................   A-66
FINANCIAL STATEMENTS........................................   AA-1

                                    GLOSSARY

ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

BENCHMARK PREMIUM. We use the Benchmark Premium to determine the amount of Surrender Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. It is the same as the Target Premium for the base Policy only and does not include amounts which riders contribute to the Policy's total Target Premium.

CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in our general account as a result of the loan.

EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

INVESTMENT START DATE. This is the latest of the date we receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application (if any is required) and the Policy Date.

NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest.

NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her
Part II of the application (if any) and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date.

TARGET PREMIUM. We use the Target Premium to determine the level of sales charge that applies to your premium payments, and also sales commissions. The Target Premium varies with (i) each $1,000 of face amount, (ii) the sex and underwriting class of each insured and their average issue age, and (iii) certain riders. The dollar amount of your Target Premium appears in Section 1 of your Policy as the amount to which the maximum premium load applies.

YOU.  "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

THE POLICIES

The Policies are designed to provide lifetime insurance coverage for two insureds payable at the death of the second to die. They are not offered primarily as an investment.

Here is a summary of the Policy's basic features. You should read the prospectus for more complete information.

    -- You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where an insured is in a substandard risk class. (See "Premiums".)


    -- You can allocate net premiums to one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, in some cases after an initial period in the Zenith State Street Research Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

    -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, and a money market fund. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

    -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE
                      --------------------------------------------------------
        FIXED ACCOUNT. We have the right to restrict transfers of cash value and
        --------------
        allocations of premiums into the Fixed Account. (See "The Fixed
        Account".)


    -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's sub-accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

    -- The portion of the cash value in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

    -- You may choose among five death benefit options under the Policy. The three level options provide a death benefit equal to the Policy's face amount. The two variable options provide a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of your Policy's sub-accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit under each option could increase to satisfy tax law requirements if the cash value reaches certain levels. One of the level and one of the variable options provide for an enhanced increase. (See "Death Benefit".)

    -- If it is available to you and you elect the Guaranteed Death Benefit Rider, then regardless of investment experience, the death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid less any partial surrenders and outstanding Policy loan balance at least equals certain minimum amounts. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

    -- You may change your allocation of future net premiums at any time. (See "Allocation of Net Premiums" and "Investment Options".)


    -- Once we mail the confirmation of the first premium (in some states, 15 days after that) the Policy allows you to transfer cash value among the sub-accounts and to the Fixed Account. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account-- Policy Transactions".)


    -- A loan privilege and a partial surrender feature are available. (See "Loan Provision" and "Partial Surrender".)

    -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, we believe it is reasonable to conclude that undistributed increases in cash value should not be taxable to you. (See "Tax Considerations".)

    -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

    -- If the Policy is not a modified endowment contract, we believe that loans under the Policy should generally not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. (However, the issue is not free from doubt and a tax adviser should be consulted about such loans.) With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

    -- During the "Right to Return the Policy" period you can return the Policy for a refund. In some states we are required to refund premiums paid; in other states, we refund an amount that reflects investment experience and certain charges. (See "Right to Return the Policy".)

    -- Within 24 months after a Policy's date of issue, you may exercise the Policy's 24 Months Conversion Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Months Conversion Right is to offer you fixed Policy values and benefits. (See "24 Months Conversion Right" for more information on this provision and its variations under Policies issued in Maryland, Connecticut and New York.)

In many respects the Policies are similar to fixed-benefit survivorship universal life insurance. Like survivorship universal life insurance, the Policies provide for a death benefit upon the death of the second insured, flexible premiums, a cash value, and loan privileges.

The Policies are different from fixed-benefit survivorship universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts.

The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

    -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

    -- If the net cash value is not sufficient to pay a Monthly Deduction the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

    -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

    --  The Variable Account, not the Policy Owner, owns the mutual fund shares.

    -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

    --  Dividends and capital gains are automatically reinvested.

For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Survivorship Life Insurance".

AVAILABILITY OF THE POLICY


The Policies are available for insureds from the age of 20 to 85, and, if we consent, to older or younger insureds. All persons must meet our underwriting and other requirements. The minimum face amount for the base Policy is $100,000 unless we consent to a lower amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.


We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. To obtain more information about these other policies, contact our Home Office or your registered representative.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies".

POLICY CHARGES

For a description of Policy charges, see "How the Policy Works" on the next page and the section "Charges and Expenses" later in the prospectus.

HOW THE POLICY WORKS   [HOW THE POLICY WORKS FLOW CHART]
PREMIUM PAYMENTS
-Flexible
-Planned premium options
-Minimum premium (in first five Policy years)
-Guaranteed Death Benefit Premium (to age 100 of younger insured) (a rider benefit that is available only if you choose death benefit Option 4; not available if you choose "Outside Term")
CHARGES FROM PREMIUM PAYMENTS
-Sales Load:
 - yr. 1: 26.5% up to Target Premium and 4% above Target
 - yrs. 2-10: 11.5% (9% initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is at least $1 million) up to Target Premium and 4% above Target
 - yrs. 11+: 4% of premiums
-State Premium Tax Charge: 2.5%
-Charge for Federal Taxes: 1%
LOANS
-After we mail the initial premium confirmation, you may borrow a portion of your cash value
-Loan interest charge is 4.35%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with 4.0% interest.

RETIREMENT BENEFIT
-Fixed settlement options are available for policy proceeds


CASH VALUES
-Net premium payments invested in your choice of Eligible Fund investments (generally after an initial period during which net investment experience equal to that of the Zenith Money Market Sub-Account may be credited) or the Fixed Account
-The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
-We do not guarantee the cash value invested in the Eligible Funds
-Any earnings you accumulate are generally free of any current income taxes
-You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year. We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
-You may allocate your cash value among a maximum of nine accounts at any one time
DEATH BENEFIT
-Paid upon the 2nd death
-Level or Variable Death Benefit Options apply until age 100 of the younger insured
-Guaranteed not to be less than face amount (less any loan balance) if Guaranteed Death Benefit rider is in effect (available in certain circumstances) -Income tax free to named beneficiary
-Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation). Only the cash value accumulation test is available in Florida.
-If you add Survivorship Level Term Insurance coverage, you elect whether to include it in the calculation of the base Policy death benefit or simply add the term proceeds to the base Policy proceeds. In New York any term proceeds must be added to the base Policy proceeds "Outside Term".
-Death benefit on or after age 100 of the younger insured equals the cash value, unless the Policy has an Expanded Death Benefit rider, or a Guaranteed Death Benefit rider that was in effect at age 100 of the younger insured. In New York the Policy matures for the net cash value at age 100 of the younger insured. DAILY DEDUCTIONS FROM ASSETS
-Investment advisory fees and other expenses are deducted from the Eligible Fund values (currently .28% to 1.14%)
BEGINNING OF MONTH CHARGES
-We deduct the cost of insurance protection (reflecting any rated classification) from the cash value each month
-Any Rider Charges
-Policy Fee: currently $12.50 (maximum) per month in years 1-3 and $5.50 (maximum, except not to exceed $12.50 in New Jersey) per month thereafter -Mortality and Expense Risk Charge at an annual rate of .90% in the first 10 Policy years and .45% thereafter (applied against cash value in the Variable Account and any cash value in the general account that represents a Policy loan) -Administrative Charge: currently $0.08 per $1,000 of face amount (base Policy plus Survivorship Level Term Insurance Rider) monthly in the first three Policy years, $0.06 per $1000 of base Policy face amount thereafter. If initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is $1 million or greater, $0.035 per $1,000 of base Policy face amount in years four and later. Current rates are guaranteed maximum rates except in New Jersey where maximum rate is $0.08 per $1,000 in all Policy years.
-Guaranteed Death Benefit Rider Charge (if rider selected): $.01 per $1000 of face amount (base Policy and any joint or single life term rider) monthly. SURRENDER CHARGE
-Applies on lapse, surrender, face reduction or partial surrender that causes a face reduction in the first 15 Policy years (or until age 100 of younger insured, if earlier). Maximum charge occurs in first Policy year and equals 90% of the lesser of: premiums paid and Benchmark Premium (90% of Benchmark Premium in New York). (Percentage is lower for insureds with average issue age above 52.) Charge reduces monthly over remainder of surrender charge period.
LIVING BENEFITS
-If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, we will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits
-You may surrender the Policy at any time for its cash surrender value
-Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
-Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
-Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO


NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is:
P.O. Box 9116, Boston, Massachusetts 02117.


The chart on the next page illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                              [NELICO FLOW CHART]

------------------------------------------------------------------------------------------------------------------------------------
                                                     NELICO
------------------------------------------------------------------------------------------------------------------------------------
               (Insurance company subsidiary of MetLife)

               We deduct charges.

               We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.
        ----------------------------------------------------------------------------------------------------------------------------
                                                  VARIABLE ACCOUNT
        ----------------------------------------------------------------------------------------------------------------------------
        Zenith   Zenith  Zenith  Zenith  Zenith   Zenith  Zenith  Zenith  Zenith  Zenith  Zenith    Zenith   Metro-  Metro-  Metro-
        Capital  State   State   MFS     Westpeak Loomis  Bal-    Alger   Davis   Harris  MFS       MFS      politan politan politan
        Growth   Street  Street  Total   Growth   Sayles  anced   Equity  Venture Oakmark Investors Research Putnam  Janus   Russell
        Sub-     Re-     Re-     Return  and      Small   Sub-    Growth  Value   Mid Cap Trust     Managers Large   Mid Cap 2000
        Account  search  search  Sub-    Income   Cap     Account Sub-    Sub-    Value   Sub-      Sub-     Cap     Sub-    Index
Fixed            Bond    Money   Account Sub-     Sub-            Account Account Sub-    Account   Account  Growth  Account Sub-
Account          Income  Market          Account  Account                         Account                    Sub-            Account
                 Sub-    Sub-                                                                                Account
                 Account Account
        ----------------------------------------------------------------------------------------------------------------------
                                                  VARIABLE ACCOUNT
        ----------------------------------------------------------------------------------------------------------------------
        Metro-   Metro-  Metro-   Metro-   Metro-    Metro-   Metro-  Metro-  Metro-    Metro-    Met       Met       VIP
        politan  politan politan  politan  politan   politan  politan politan politan   politan   Investors Investors Equity-
        Putnam   MetLife MetLife  Morgan   Lehman    State    Janus   State   Franklin  Neuberger MFS Mid-  PIMCO     Income
        Inter-   Stock   Mid Cap  Stanley  Brothers  Street   Growth  Street  Templeton Berman    Cap       Innova-   Sub-
        national Index   Stock    EAFE     Aggregate Research Sub-    Invest- Small     Partners  Growth    tion      Account
        Stock    Sub-    Index    Index    Bond      Aurora   Account ment    Cap       Mid Cap   Sub-      Sub-
        Sub-     Account Sub-     Sub-     Index     Small            Trust   Growth    Value     Account   Account
        Account          Account  Account  Sub-      Cap              Sub-    Sub-      Sub-
                                           Account   Value            Account Account   Account
                                                     Sub-
                                                     Account

        ------------------------------------------------------
                       VARIABLE ACCOUNT
        ------------------------------------------------------
        VIP      VIP     VIP II    American American American
        Over-    High    Asset     Funds    Funds    Funds
        seas     Income  Manager   Growth   Growth   Global
        Sub-     Sub-    Sub-      Sub-     Income   Small
        Account  Account Account   Account  Sub-     Capital-
                                            Account  ization
                                                     Sub-
                                                     Account
        ------------------------------------------------------
Premiums and
 Unscheduled
    Payments

Sub-accounts
buy shares of the
Eligible Funds

        ----------------------------------------------------------------------------------------------------------------------------
                                            NEW ENGLAND ZENITH FUND                                             METROPOLITAN SERIES
                                                                                                                     FUND, INC.
        -----------------------------------------------------------------------------------------------------  ---------------------
        Capital State    State    MFS      Westpeak Loomis Balanced Alger  Davis   Harris  MFS       MFS       Putnam Janus  Russell
        Growth  Street   Street   Total    Growth   Sayles Series   Equity Venture Oakmark Investors Research  Large  Mid    2000
        Series  Re-      Re-      Return   and      Small           Growth Value   Mid Cap Trust     Managers  Cap    Cap    Index
                search   search   Series   Income   Cap             Series Series  Value   Series    Series    Growth Port-  Port-
                Bond     Money             Series   Series                         Series                      Port-  folio  folio
                Income   Market                                                                                folio
                Series   Series
        --------------------------------------------------------------------------------------------------------
                                    METROPOLITAN SERIES FUND, INC.                                MET INVESTORS
                                                                                                  SERIES TRUST
        --------------------------------------------------------------------------------------- ----------------
        Putnam   MetLife MetLife Morgan  Lehman    State    Janus  State    Franklin  Neuberger  MFS     PIMCO
        Inter-   Stock   Mid Cap Stanley Brothers  Street   Growth Street   Templeton Berman     Mid Cap Inno-
        national Index   Stock   EAFE    Aggregate Research Port-  Research Small Cap Partners   Growth  vation
        Stock    Port-   Index   Index   Bond      Aurora   folio* Invest-  Growth    Mid Cap    Port-   Port-
        Port-    folio*  Port-   Port-   Index     Small           ment     Port-     Value      folio*+ folio*+
        folio            folio*  folio*  Port-     Cap             Trust    folio*+   Port-
                                         folio*    Value           Port-              folio*+
                                                   Port-           folio*+
                                                   folio*

       ---------------------------------------------------------------------------------------
                                     VIP
                 VIP                 II       AMERICAN FUNDS INSURANCE SERIES
       --------------------------  ---------  --------------------------------
        Equity- Overseas  High      Asset      American  American  American
        Income  Portfolio Income    Manager    Funds     Funds     Funds
        Port-             Port-     Portfolio  Growth    Growth-   Global
        folio             folio                Fund*     Income    Small
                                                         Fund*     Capital-
                                                                   ization
                                                                   Fund*
       ---------------------------------------------------------------------------------------
       Eligible Funds buy portfolio investments to support values and benefits of the Policies.
       * Availability is subject to any necessary state insurance department approvals.
       + Scheduled to be available in the fourth quarter of 2001.



    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.

                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

The death benefit is payable to the beneficiary at the death of the second insured to die.

CHOICE OF TAX TEST. The Internal Revenue Code requires that the Policy's death benefit (including any Survivorship Level Term Insurance rider) not be less than certain amounts defined in the Code. When you apply for your Policy, you select which tax law test will apply to the death benefit. You will choose between: (1) the cash value accumulation test, and (2) the guideline premium test. For Policies issued in Florida, you may select only the cash value accumulation test as the tax law test that will apply to the death benefit under your Policy.

Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction to the date of death), times the net single premium factor set by the Internal Revenue Code. The net single premium factors are shown in the Policy based on the age of the younger insured at the start of the Policy year. Net single premium factors vary based on each insured's sex, underwriting class and age at issue, and the Policy year. Sample net single premium factors appear in Appendix F.

If you select the guideline premium test, one of two death benefit "corridors" will apply.

Under the basic IRS GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction to the date of death), times the corridor factor set by the Internal Revenue Code. The corridor factors vary by and are shown based on the age of the younger insured at the start of the Policy year. See Appendix F.

Under the GUIDELINE PREMIUM TEST WITH ENHANCED CORRIDOR, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction to the date of death), times a corridor factor. Until age 81 of the younger insured, these corridor factors are the same as under the basic guideline premium test. Beginning at age 81 of the younger insured, until age 100 of that insured, we use an enhanced corridor factor. The enhanced corridor is greater than under the basic IRS guideline premium test, resulting in a potentially larger death benefit than required by tax law. See Appendix F.

DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy you select among five death benefit options. These options apply until age 100 of the younger insured.

The OPTION 1 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

The OPTION 2 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST.

The OPTION 3 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

The OPTION 4 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the CASH VALUE ACCUMULATION TEST.

The OPTION 5 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the CASH VALUE ACCUMULATION TEST.

THE GUARANTEED DEATH BENEFIT RIDER IS ONLY AVAILABLE IF YOU SELECT OPTION 4. (SEE "GUARANTEED DEATH BENEFIT RIDER" BELOW.)

TERM RIDER "IN" OR "OUT". If you add a Survivorship Level Term Insurance Rider to your Policy, you can have the face amount of the rider added to the face amount of the base Policy for purposes of calculating the base Policy death benefit under your chosen death benefit option. If you do not choose to do this, then the face amount of the rider will simply be added to the Policy proceeds. If you include the rider coverage in the calculation of the death benefit ("Inside Term"), the Policy may provide greater potential for the cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("Outside Term"), the Policy may provide greater potential for a higher death benefit relative to the cash value (as described above); also, you may be able to convert "Outside Term" (but not "Inside Term") coverage to permanent insurance. If you choose "Outside Term," any death benefit increases required by the

Internal Revenue Code will be triggered earlier than would be the case with "Inside Term." These increases lead to a higher death benefit and higher cost of insurance charges.

With our consent, you may change your choice at any time. However, to change from Inside Term to Outside Term, we require satisfactory evidence of insurability.

To have both the Guaranteed Death Benefit Rider and the Survivorship Level Term Insurance Rider, you must elect "Inside Term". See "Guaranteed Death Benefit Rider" below.

For Policies issued in New York, the Survivorship Level Term Insurance Rider is available only as "Outside Term." You cannot choose to have both the guaranteed Death Benefit Rider and the Survivorship Level Term Insurance Rider in New York.

AGE 100. If the death benefit is payable on or after age 100 of the younger insured, it equals the cash value on the date of death. However, if at age 100 of the younger insured, the Policy has a Guaranteed Death Benefit Rider and that benefit is in effect, the death benefit will equal the face amount if it exceeds the cash value. In addition, if the Policy has an Expanded Death Benefit Rider, the death benefit will equal the smallest face amount that was in effect since age 80 of the younger insured (or since the Policy Date if the younger insured was older than 80 on that date), if this amount is greater than the death benefit that would otherwise be payable. For Policies issued in New York, your Policy will mature at age 100 of the younger insured for the net cash value.

GUARANTEED DEATH BENEFIT RIDER

Subject to state availability, if you choose death benefit Option 4, you may also choose at issue the Guaranteed Death Benefit Rider. (If you elect a Survivorship Level Term Insurance Rider, you must elect "Inside Term" in order to choose or keep the Guaranteed Death Benefit Rider.)

If you elect this benefit, we determine whether the "No Lapse Guarantee Benefit" is in effect on the first day of each Policy month until the younger insured reaches age 100. If the benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month.

We determine if the benefit is in effect as follows. On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders, less any Policy loan balance, and less any cash value paid to you to allow the Policy to continue to qualify as life insurance under the tax law, are at least equal to: the Guaranteed Death Benefit Fund value for the prior year (shown in the rider), plus 1/12 of the Guaranteed Death Benefit premium (shown in Section 1 of your Policy) for each completed Policy month of the current Policy year, then the No Lapse Guarantee Benefit will apply for that month.

We recalculate the Guaranteed Death Benefit Premium if:

    --  you reduce the face amount

    --  you make a partial surrender that reduces the face amount

    --  you increase or decrease rider coverage

    --  a correction is made in the insurance age of either insured

    --  the underwriting class of the Policy and its riders is improved.

When testing whether the No Lapse Guarantee Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.

If you elect this rider, the Monthly Deduction will include a charge for the rider, even if the No Lapse Guarantee Benefit is not effective, until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then.

A change in death benefit option, addition of a Survivorship Level Term Insurance Rider as "Outside Term", or a change under that rider from "Inside Term" to "Outside Term", will terminate the Guaranteed Death Benefit Rider. For Policies issued in New York, the guaranteed Death Benefit Rider will terminate upon a change in death benefit option, the addition of a Survivorship Level Term Insurance Rider and at age 100 of the younger insured.

We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums".) This could prevent you from making unplanned premium payments that are necessary to keep the No Lapse Guarantee Benefit in effect.

EXPANDED DEATH BENEFIT RIDER

Subject to state availability, you can purchase the Expanded Death Benefit Rider. You may add the rider to your Policy at issue or at any time until the insureds' average age reaches 90. (See "Surrender Charge" for the rules we use when calculating an average age.)


If you choose this rider, then the death benefit on and after age 100 of the younger insured will be equal to the greater of the cash value on the date of death or the lowest face amount that was in effect since age 80 of the younger insured (or since the Policy Date, if the younger insured was older than 80 on that date). See "Age 100" above for how we determine the death benefit on and after age 100 of the younger insured.


If you elect this rider, the Monthly Deduction will include a charge for the rider until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then.

CHANGE IN DEATH BENEFIT OPTION

After the first Policy year and before the younger insured's age 100, you may change your death benefit option by written request to our Home Office. The request will be effective on the first day of the Policy month on or after we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) For Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

You can change among the three options that use a guideline premium test or between the two that use the cash value accumulation test, but not between a guideline premium test option and a cash value accumulation test option.

If you change from Option 1 or 2 (face amount options) to Option 3 (face amount plus cash value option), or from Option 4 (face amount option) to Option 5 (face amount plus cash value option), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. No Surrender Charge applies in that situation.

If you change from Option 3 (face amount plus cash value option) to Option 1 or 2 (face amount options), or from Option 5 (face amount plus cash value option) to Option 4 (face amount option), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

If you change from Option 1 or 3 (enhanced corridor options) to Option 2, in most cases we reduce the Policy's death benefit amount if the enhanced corridor increases are in effect; the death benefit usually remains the same if they are not in effect.

Changes from Option 2 to Option 1 or 3 (enhanced corridor options) require underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase.

DEATH PROCEEDS PAYABLE

The death proceeds we pay are equal to the death benefit on the date of the second insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the Amount Due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable that are not already included in the base Policy's death benefit and (2) by any Monthly Deduction made for a period beyond the date of the second insured's death. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

We may adjust the death proceeds if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CASH VALUE

Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. If you surrender during the grace period, we also deduct the Amount Due to cover the Monthly Deduction to the date of surrender. (See "Loan Provision", "Surrender Charge", "Monthly Deduction from Cash Value" and "Lapse and Reinstatement".)

The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period.

The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

ALLOCATION OF NET PREMIUMS


Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith State Street Research Money Market Sub-Account from the investment start date until the day that we mail the confirmation for the initial premium (in states that require a refund of premiums if you exercise the Right to Return the Policy, until 15 days after we mail the initial premium confirmation). (The "investment start date" is defined below.) Then, we allocate the cash value to the sub-accounts as you choose. We allocate the amounts you allocated to the Fixed Account as of the investment start date. You can allocate to a maximum of nine accounts (including the Fixed Account) at any one time.


AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Home Office, or by a NELICO agency if earlier.)

PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application (if any) and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. (Under our administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Policy Date of the 28th.) The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.

If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when each of the insureds has signed his/her Part II of the application). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 when both insureds are standard risks ($250,000 for when at least one insured is not a standard risk and $50,000 when both persons are determined to be uninsurable). We may increase these limits. These provisions vary in some states.

If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest to the Policy at a 4% annual net rate for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium (see "Premiums") due for the first quarter (or, on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement).

BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the minimum premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% annual net rate for that period.

RIGHT TO RETURN THE POLICY

You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

                              CHARGES AND EXPENSES

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

We deduct a sales charge from premiums. The sales charge is:

    -- In Policy year 1: 26.5% of premiums paid up to a Target Premium, and 4% of premiums paid above a Target Premium


    -- In Policy years 2-10: 11.5% (9% for Policies with an initial face amount (base Policy plus Survivorship Level Insurance Term Rider) of at least $1 million) of premiums paid in each year up to the Target Premium, and 4% of premiums paid above the Target Premium in each year


    -- In Policy years 11 and after: 4% of premiums paid

When we calculate the sales charge, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)

We indicate your Target Premium in Section 1 of your Policy and on your personalized illustration.

During the first 15 Policy years (or until age 100 of the younger insured, if earlier), if you surrender or lapse the Policy, make a partial surrender or reduce the face amount, a Surrender Charge also applies. (See "Surrender Charge" below.)

We may reduce sales charges for Policies sold to some group or sponsored arrangements.

STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.

--------------------------------------------------------------------------------

EXAMPLE: The following chart shows the net amount of premium that we would allocate to the Variable Account assuming a premium payment of $3,000 and a Target Premium of $2,000, for a Policy with a base face amount below $1 million.

POLICY YEAR 1

   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 600       (30% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,400

                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)
                    $  925

                    $1,400
                      +925
                 ---------
                    $2,325       Net Premium
                    ======

POLICY YEAR 2

   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 300       (15% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,700

                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)
                    $  925

                    $1,700
                      +925
                 ---------
                    $2,625       Net Premium
                    ======

--------------------------------------------------------------------------------
SURRENDER CHARGE

We deduct a Surrender Charge from the cash value if you lapse, surrender, reduce the face amount, or make a partial surrender of your Policy that reduces the face amount during the first 15 Policy years (or until age 100 of the younger insured, if earlier).

For insureds with an average issue age of 52 or less, the Surrender Charge in the first Policy year is 90% of the lesser of: (1) premiums paid and (2) the Benchmark Premium. When we calculate this amount, we do not count premiums that we receive within 20 days before the first Policy anniversary, unless they are paid through the Master Service Account arrangement. For policies issued in New York, the Surrender Charge in the first Policy year, for insureds with an average issue age of 52 or less, is 90% of the Benchmark Premium.

The Surrender Charge is greatest in the first Policy year. After that, the charge reduces monthly. To determine the Surrender Charge after the first Policy year, we take the dollar amount of the charge that applied at the end of the first Policy year and multiply it by a fraction. The fraction is based on the number of months remaining in the Surrender Charge period at the end of the first Policy year (168 months over the next 14 years, for a 15 year Surrender Charge period) and the number of full months remaining in the Surrender Charge period at the time of the surrender, lapse or face amount reduction.

For example, if the Surrender Charge was $1000 at the end of the first Policy year, then in the first month of the second Policy year the Surrender Charge is $1000 times 167/168, or $994.05.

For insureds with an average issue age above 52, the Surrender Charge percentage applied to premiums paid in the first Policy year will be less than 90%. Your Policy's schedule page shows the maximum dollar amount of the Surrender Charge that will apply in the first Policy year and for the last Policy month of each remaining year in the Surrender Charge period. (When we calculate the average issue age for this purpose, we round down and limit the average to the age of the younger insured plus five years.)

Any Surrender Charge that we deduct on lapse is credited back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge on any date after reinstatement, we do not count the period that the Policy was lapsed.

In the case of a reduction in face amount or partial surrender that reduces the face amount, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. The charge reduces the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

IF THE SURRENDER CHARGE EXCEEDS THE AVAILABLE CASH VALUE, THERE WILL BE NO PROCEEDS PAID TO YOU ON SURRENDER.

MONTHLY DEDUCTION FROM CASH VALUE

On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.


    -- If your Policy is protected against lapse by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or the five year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Premiums".)


    -- Otherwise, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

There is no Monthly Deduction on or after the Policy anniversary when the younger insured reaches age 100 (or would have reached age 100, if that person dies earlier).

The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Fund". If you choose a Single Source Expense Fund, we will take the Monthly Deduction from the Account that you choose until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Accounts in proportion to the cash value in each. You may choose a Sub-Account or the Fixed Account as your Single Source Expense Fund.

The Monthly Deduction includes the following charges:


POLICY FEE. The Policy fee is currently equal to $12.50 per month in the first three Policy years (guaranteed not to exceed $12.50 per month) and $5.50 per month thereafter (guaranteed not to exceed $5.50 per month except for Policies issued in New Jersey where the Policy fee is guaranteed not to exceed $12.50 per month in all Policy years). For Policies issued in New York, the difference between the higher Policy fee applicable in the first three Policy years and the lower fee applicable thereafter is called the Acquisition Policy Fee.



ADMINISTRATIVE CHARGE. Currently, the monthly Administrative Charge that is applied in the first three Policy years is $0.08 per $1,000 of base Policy face amount plus Survivorship Level Term Insurance Rider face amount, and in years four and after, $0.06 per $1,000 of base Policy face amount. The Administrative Charge does not apply to the Survivorship Level Term Insurance Rider face amount in years four and after. If the initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is $1 million or greater, the current charge in Policy years four and after is $0.035 (rather than $0.06) per $1,000 of base Policy face amount per month.



The current Administrative Charges are the guaranteed maximum charges, except that in New Jersey, the Administrative Charge is guaranteed not to exceed $0.08 per $1,000 of face amount per month in all Policy years. In New York, the difference between the higher Administrative Charge applicable in the first three Policy years and the lower charges applicable thereafter is called the Acquisition Administrative Charge.

Currently we intend to apply the Administrative Charge to no more than $4,000,000 of Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) after the first Policy year. This means that the maximum Administrative Charge currently deducted in the second and third Policy years, for example, is $320 per month ($0.08 times 4,000) and in years four and later, $140 per month ($0.035 times 4,000).



MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.90% during the first ten Policy years, and 0.45% thereafter. The rate is applied against cash value in the Variable Account and against the amount of any cash value held in the general account that represents a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering the Policies may be more than we estimated.


MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

The guaranteed cost of insurance rates for a Policy depend on each insured's

    --  underwriting class

    --  age on the first day of the Policy year

    --  sex (if the Policy is sex-based).

The current cost of insurance rates will also depend on

    --  each insured's age at issue

    --  the Policy year

    --  the base Policy face amount (at issue).

We guarantee that the joint rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.


We underwrite each insured person separately. The underwriting classes we use are smoker standard, smoker preferred, smoker aggregate, smoker rated, nonsmoker standard, nonsmoker preferred, nonsmoker aggregate, and nonsmoker rated. Rated classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables.



Three standard smoker and nonsmoker classes are available:



    -- smoker and nonsmoker preferred and standard, for Policies with initial face amounts (base Policy plus Survivorship Level Term Insurance Rider) of $200,000 or more if the insured's issue age is 20 through 75.



    -- smoker and nonsmoker aggregate, for Policies with initial face amounts (base Policy plus Survivorship Level Term Insurance Rider) below $200,000 and for all insureds whose issue age is above 75.



Within each category (smoker and nonsmoker), the preferred class generally offers the best current cost of insurance rates and the standard class generally offers the least favorable current cost of insurance rates.



Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, current cost of insurance rates are generally lower for insureds with lower issue ages. Current cost of insurance rates will generally be lower for a particular insured if the Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) at issue is at least $1 million. We offer Policies with cost of insurance rates (and Policy values and benefits) that do not vary based on the sex of the insured where required by state law and to some employee benefit plans. Joint cost of insurance charges under the Policy do not change due to the first insured's death.


The Survivorship Level Term Insurance Rider has its own cost of insurance rates that may be different from those of the base Policy. Generally, the term rider cost of insurance rates are less than or the same as those of the base Policy.

If you choose "Inside Term" (where the face amount of the term rider is included with the face amount of the base Policy when we calculate the base Policy death benefit), then the total net amount at risk equals the total death benefit (that is, the base Policy death benefit calculated by including the term component) minus the cash value. We allocate that total net amount at risk first to the term insurance rider up to the face amount of the rider, and we allocate any excess net amount at risk to the base Policy. This generally results in lower combined total cost of insurance charges under the base Policy and term rider than if you choose "Outside Term".

With "Outside Term" (where the term rider's face amount is not used in calculating the base Policy death benefit and is instead simply added to the base Policy's death proceeds), we calculate the net amount at risk and cost of insurance charges separately for the term insurance rider and the base Policy. The term rider's net amount at risk equals its face amount, and the base Policy's net amount at risk equals the base Policy's death benefit (which is calculated without the term rider component) minus the cash value.

GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1000 of face amount (including the base Policy and any joint or single life term insurance rider).


CHARGES FOR ADDITIONAL RIDER BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits, as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.


CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

CHARGES AGAINST THE ELIGIBLE FUNDS

ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each Zenith Fund series, based on actual expenses for 2000, after any applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)


                                                              STATE       STATE
                                                              STREET      STREET                 WESTPEAK     LOOMIS
                                                             RESEARCH    RESEARCH      MFS        GROWTH      SAYLES
                                                 CAPITAL       BOND       MONEY       TOTAL        AND        SMALL
                                                 GROWTH       INCOME      MARKET      RETURN      INCOME       CAP
                                                SERIES**      SERIES      SERIES      SERIES     SERIES**    SERIES**
                                                ---------    --------    --------    --------    --------    --------
Management Fee................................     .62%        .40%        .35%        .50%        .68%        .90%
Other Expenses................................     .04%        .07%        .06%        .08%        .05%        .06%
                                                   ---         ---         ---         ---         ---         ---
         Total Series Operating Expenses......     .66%        .47%        .41%        .58%        .73%        .96%


ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                                      HARRIS
                                                      OAKMARK               DAVIS    ALGER       MFS        MFS
                                                      MID CAP              VENTURE   EQUITY   INVESTORS   RESEARCH
                                                       VALUE    BALANCED    VALUE    GROWTH     TRUST     MANAGERS
                                                      SERIES*    SERIES    SERIES    SERIES    SERIES*    SERIES*
                                                      -------   --------   -------   ------   ---------   --------
Management Fee......................................    .75%      .70%       .75%     .75%       .75%       .75%
Other Expenses......................................    .15%      .10%       .04%     .04%       .15%       .15%
                                                        ---       ---        ---      ---        ---        ---
         Total Series Operating Expenses............    .90%      .80%       .79%     .79%       .90%       .90%

------------
* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 2000 would have been: Harris Oakmark Mid Cap Value Series, .96%, MFS Investors Trust Series, 1.57%, and MFS Research Managers Series, 1.25%.

** Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, total annual expenses would have been .65% for Capital Growth Series, .70% for Westpeak Growth and Income, and .95% for Loomis Sayles Small Cap Series.

Our affiliate, MetLife Advisers, LLC, (formerly New England Investment Management, LLC) advises the series of the Zenith Fund. MetLife Advisers voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, MetLife Advisers bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, MetLife Advisers bears expenses of the Harris Oakmark Mid Cap Value, MFS Investors Trust, and MFS Research Managers Series that exceed .90% of average daily net assets in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. MetLife Advisers may end these expense limits at any time.

METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 2000 and current expense subsidies (in the case of the Janus Growth Portfolio and the Franklin Templeton Small Cap Growth Portfolio, anticipated expenses for 2001) as a percentage of Portfolio net assets.

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
Putnam Large Cap Growth.....................................     .80%         .20%         1.00%*
Janus Mid Cap...............................................     .66%         .04%          .70%
Russell 2000 Index..........................................     .25%         .30%          .55%
Putnam International Stock..................................     .90%         .24%         1.14%++
MetLife Stock Index.........................................     .25%         .03%          .28%
MetLife Mid Cap Stock Index.................................     .25%         .20%          .45%*
Morgan Stanley EAFE Index...................................     .30%         .40%          .70%*
Lehman Brothers Aggregate Bond Index........................     .25%         .12%          .37%
State Street Research Aurora Small Cap Value................     .85%         .20%         1.05%*
Janus Growth................................................     .80%         .15%          .95%*
State Street Research Investment Trust+.....................     .47%         .03%          .50%**
Franklin Templeton Small Cap Growth+........................     .90%         .15%         1.05%*
Neuberger Berman Partners Mid Cap Value+....................     .70%         .19%          .89%**

------------

 + Scheduled to be available in the fourth quarter of 2001.


 * Without the applicable expense cap arrangement (described below), Total Annual Expenses for the year ended December 31, 2000 would have been 1.39% for the Putnam Large Cap Growth Portfolio, .83% for the MetLife Mid Cap Stock Index Portfolio, and 1.34% for the State Street Research Aurora Small Cap Value Portfolio. The Total Annual Expenses for these Portfolios are annualized since the Portfolios' start dates (May 1, 2000 for the Putnam Large Cap Growth Portfolio and July 5, 2000 for the MetLife Mid Cap Stock Index and the State Street Research Aurora Small Cap Value Portfolios). Without the applicable expense cap arrangement (described below), Total Annual Expenses for the year ended December 31, 2000 would have been .78% for the Morgan Stanley EAFE Index Portfolio. Without the applicable expense deferral arrangement (described below), the anticipated Total Annual Expenses would be 1.09% for the Janus Growth Portfolio and 1.61% for the Franklin Templeton Small Cap Growth Portfolio (annualized since their start date of May 1, 2001).

** Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .49% for the State Street Research Investment Trust Portfolio and .76% for the Neuberger Berman Partners Mid Cap Value Portfolio.

++ Until May 1, 2000, the management fee for the Putnam International Stock
   Portfolio was .75%.

MetLife Advisers voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of (a) the Putnam Large Cap Growth Portfolio that exceed .20% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million; (b) the State Street Research Aurora Small Cap Value Portfolio that exceed .20% of the net assets until April 30, 2002; (c) the MetLife Mid Cap Stock Index Portfolio that exceed .20% of the net assets until the earlier of (i) June 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million, but in no event earlier than April 30, 2002; (d) the Morgan Stanley EAFE Index Portfolio that exceed .40% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million; and (e) the Russell 2000 Index Portfolio that exceed .30% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million. MetLife Advisers also voluntarily pays expenses (other than brokerage commissions, taxes, interest and any extraordinary or nonrecurring expenses) that exceed .95% of the net assets of the Janus Growth Portfolio and 1.05% of the net assets of the Franklin Templeton Small Cap Growth Portfolio through April 30, 2002, in the year the Portfolio incurs them and charges those expenses to the Portfolio in a future year if the actual expenses of the Portfolio are below the limit. MetLife Advisers can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.

MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory Corp. ("Met Investors Advisory") (formerly known as Security First Management Corp.). The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The anticipated total operating expenses of the Portfolios for 2001 after any expense subsidies, as a percentage of Portfolio average net assets, are:

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
MFS Mid-Cap Growth+.........................................     .62%         .18%          .80%*
PIMCO Innovation+...........................................     .69%         .41%         1.10%*

------------

+ Scheduled to be available in the fourth quarter of 2001.


* Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement whereby for a period of at least one year from the February 12, 2001 commencement of operations, the Management Fees of the Portfolios will be limited so that Total Annual Expenses will not exceed .80% for the MFS Mid-Cap Growth Portfolio and 1.10% for the PIMCO Innovation Portfolio. Absent this Agreement, Management Fees for the period ending December 31, 2001 would be .65% for the MFS Mid-Cap Growth Portfolio and 1.05% for the PIMCO Innovation Portfolio, resulting in anticipated (annualized) Total Annual Expenses for the two Portfolios of .83% and 1.46% respectively. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.

VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 2000, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
VIP Equity-Income...........................................    .48%         .08%          .56%*
VIP Overseas................................................    .72%         .17%          .89%*
VIP High Income.............................................    .58%         .10%          .68%
VIP II Asset Manager........................................    .53%         .08%          .61%

------------
* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .55% for VIP Equity-Income Portfolio, and .87% for VIP Overseas Portfolio.

AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2000, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:

                                                              MANAGEMENT    12b-1     OTHER      TOTAL ANNUAL
FUND                                                             FEES       FEES     EXPENSES      EXPENSES
----                                                          ----------    -----    --------    ------------
American Funds Growth.......................................     .36%       .25%       .02%          .63%
American Funds Growth-Income................................     .34%       .25%       .01%          .60%
American Funds Global Small Capitalization..................     .80%       .25%       .06%         1.11%

An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

GROUP OR SPONSORED ARRANGEMENTS

We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. We offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. You need our consent to increase your Planned Premium. You cannot make an additional payment that increases the Policy's death benefit by more than it increases the cash value except with our consent, and we may require underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum. You cannot make any payments at and after age 100 of the younger insured, except if the Policy is in the grace period.

You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You need our consent to change your Planned Premium schedule.

You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)


If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. (See "Tax Considerations".)


We allocate net payments to your Policy's sub-accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Home Office".)

Unless you tell us otherwise in writing, we treat any payment that we receive in response to an anniversary bill, and any payment we receive within 45 days after an anniversary while you have an outstanding Policy loan, first as a Planned Premium, second as payment of loan interest, and third as an unscheduled payment. Otherwise, we treat the payment first as a Planned Premium and second as an unscheduled payment.

If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision" and "Deductions from Premiums".)

--------------------------------------------------------------------------------

Two types of premium payment levels can protect your Policy against lapse (1) for the first five Policy years, and (2) until age 100 of the younger insured.

First five Policy years--In general, if you pay the five year Minimum Premium
-----------------------
amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance (and less any cash value paid to you to allow the Policy to continue to qualify as life insurance), at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. We recalculate the five year Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, (3) the rating classification for your Policy is improved, or (4) a correction is made in the insurance age or sex of either insured. We base the Minimum Premium on your Policy's face amount, the age, sex (unless unisex rates apply), and underwriting class of each insured, the current level of Policy charges and any riders to the Policy.

To age 100 of the younger insured--In general, if you elect the Guaranteed Death
---------------------------------
Benefit rider and pay the Guaranteed Death Benefit Premium amounts on time, the Policy will stay in force until age 100 of the younger insured. Your total payments (less any partial surrenders, outstanding Policy loans and cash value paid to you to allow the Policy to continue to qualify as life insurance) must meet the requirements of the rider. We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the five year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in your Policy) is based on the same factors as the five year Minimum Premium, except that it is based on the guaranteed maximum level of Policy charges.

--------------------------------------------------------------------------------

LAPSE AND REINSTATEMENT


LAPSE. Unless your Policy is protected by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or by the five year Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of the Amount Due. The Amount Due is the least of: a premium large enough to cover the Monthly Deductions due and all deductions from the premium; a premium large enough to permit the No Lapse Guarantee Benefit to be in effect, if the Policy has the Guaranteed Death Benefit rider; and a premium large enough to meet the monthly five year Minimum Premium test. We will tell you the Amount Due. You have insurance coverage during the grace period, but if the second insured dies before you have paid the premium, we deduct from the death proceeds the Amount Due for the period before the date of death. If you have not paid the Amount Due by the end of the grace period, your Policy will lapse without value.


Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability of each living insured that is satisfactory to us.

If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge, Policy fee, mortality and expense risk charge, administrative charge, sales charge and rider charges, we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

LOAN PROVISION

You may borrow all or part of the Policy's "loan value" at any time after we mail the confirmation for the initial premium (unless we consent to an earlier date). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

The Policy's loan value equals 90% (or more if required by state law) of: the Policy's cash value minus the Surrender Charge. The loan value available is the loan value reduced by any outstanding loan plus interest.

A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then, unless you request otherwise, to the sub-accounts of the Variable Account in proportion to the cash value in each.

The interest rate charged on Policy loans is an effective rate of 4.35% per year, compounded daily. Interest accrues daily and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. (See "Lapse and Reinstatement".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. A tax adviser should be consulted about such loans. (See "Tax Considerations" below.)

Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

SURRENDER

You may surrender a Policy for its net cash value at any time while either insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid to you by the portion of any Monthly Deduction made for the period beyond the date of surrender. If you surrender the Policy during the grace period, we deduct the Amount Due from your proceeds to cover the Monthly Deduction to the date of surrender. (See "Lapse and Reinstatement".) You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

You may make a partial surrender of the Policy at any time after we mail the confirmation for the initial premium, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which we base any future Surrender Charges, and in the Target Premium, on which we base the level of the sales charge. A partial surrender may also reduce rider benefits. We can decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year, if there is sufficient available loan value.

We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".

A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Home Office for information on partial surrender procedures.


A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)


REDUCTION IN FACE AMOUNT

After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.) For Policies issued in New York, we will not allow a reduction in the face amount of your Policy during the grace period.

If you decrease the face amount of your Policy, we also decrease the Benchmark Premium, on which we base any future Surrender Charges, and the Target Premium, on which we base the level of the sales charge. We deduct any Surrender Charge that applies from the Policy's cash value in an amount proportional to the amount of the face reduction.

A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.


A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)


INVESTMENT OPTIONS


You can allocate your Policy's premiums and cash value among the sub-accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than nine accounts (including the Fixed Account) at any one time. You may allocate any whole percentage of each premium to a sub-account.
                 ---


You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

Once we mail the confirmation for the initial premium (in some states, 15 days after that) you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.

You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.


Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it be yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


DOLLAR COST AVERAGING

We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than nine accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each Sub-Account that you select under this feature. If we exercise our right to limit the number of transfers in the future, transfers made under the dollar cost averaging program may count against the transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below.) You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature.

Ask your registered representative about the availability of this feature.

ASSET REBALANCING

We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calender month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above.) On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. If we exercise our right to limit the number of transfers in the future, transfers made under the asset rebalancing program may count against the transfers allowed in a Policy year. There is no extra charge for this feature.

Ask your registered representative about the availability of this feature.

PAYMENT OF PROCEEDS

We ordinarily pay any net cash value, loan value or death benefit proceeds coming from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of an insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to us ) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

Normally we promptly make payments of net cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

CONVERSION RIGHTS

GENERAL 24 MONTHS RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").


The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Months Conversion Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Months Conversion Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Months Conversion Right.


FOR POLICIES ISSUED IN MARYLAND, CONNECTICUT AND NEW YORK. Under Policies issued in Maryland, Connecticut and New York, you can exchange the face amount of your Policy for a fixed benefit survivorship life insurance policy provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

Contact us or your registered representative for more specific information about the 24 Months Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under Policies issued in New York and Florida, you can exchange your Policy, while it is in force and before the younger insured's age 100, for a new policy which provides Survivorship Paid-Up Insurance. Survivorship Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the age of the younger insured on the date of the exchange. Survivorship Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy for Survivorship Paid-Up Insurance may be less than the face amount of this Policy.

GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact us or your registered representative for more information about this feature.

POLICY SPLIT RIDER

Subject to state availability and our underwriting guidelines, we may issue or amend your Policy with a split rider which allows you to "split" the Policy into two new NELICO individual flexible premium adjustable variable life insurance policies. The rider permits you to split the Policy in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider lists the requirements for a split event. If you exercise the split rider, this Policy will be canceled, and we will transfer its cash value (in equal portions, unless we agree otherwise) to two new individual policies issued on the effective date of the split. A new Surrender Charge will apply to each individual policy. We will issue each new policy with either a level or variable death benefit option in effect, depending on which type of death benefit option you have under this Policy at the time of the split. Additional conditions apply.

For more information about the Policy split rider you should contact us or your registered representative. You can request a prospectus and additional information regarding the individual policies that are issued following a split. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."

PAYMENT OPTIONS

We pay the Policy's death benefit and net cash value in one sum, unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the last death under the Policy. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

The following payment options are available:

    (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3% a year, compounded yearly. Additional interest for any year is added to the monthly payments for that year.

    (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

    (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

    (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

    (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

    (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

It may be to your economic advantage to include a significant portion of your insurance coverage under a Survivorship Level Term Insurance rider.

Reductions in or elimination of term rider coverage does not trigger a surrender charge, and use of a term rider generally reduces sales compensation. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Your registered representative can provide you more information on the uses of term rider coverage.

The following riders are available:

    TERM RIDER--SURVIVORSHIP LEVEL TERM INSURANCE, which provides joint life term insurance.

    TERM RIDER--SURVIVORSHIP 4 YEAR LEVEL TERM INSURANCE, which provides joint life term insurance for four policy years.

    TERM RIDER--SINGLE LIFE LEVEL TERM INSURANCE, which provides additional term insurance on one of the insureds.

    TERM RIDER--SINGLE LIFE DECREASING TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

    WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

    WAIVER OF SPECIFIED PREMIUMS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

An Expanded Death Benefit, Guaranteed Death Benefit, and/or a Policy split rider may also be available. (See "Expanded Death Benefit Rider", "Guaranteed Death Benefit Rider", and "Policy Split Rider".) Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, we pay proceeds to the Policy Owner.

A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

Sub-accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:


The Zenith State Street Research Money Market Series (formerly, the Back Bay Advisors Money Market Series). Its investment objective is a high level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.



The Zenith State Street Research Bond Income Series (formerly, the Back Bay Advisors Bond Income Series). Its investment objective is competitive total return primarily from investing in fixed-income securities.


The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.


The Zenith MFS Total Return Series (formerly, the Back Bay Advisors Managed Series). Its investment objective is a favorable total return through investment in a diversified portfolio.


The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

The Zenith MFS Investors Trust Series (formerly the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.

The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.

The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.

The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.


The Metropolitan MetLife Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.


The Metropolitan MetLife Mid Cap Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.

The Metropolitan Morgan Stanley EAFE Index Portfolio.* Its investment objective is to equal the performance of the MSCI EAFE Index.

The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio.* Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

The Metropolitan State Street Research Aurora Small Cap Value Portfolio.* Its investment objective is high total return, consisting principally of capital appreciation.

The Metropolitan Janus Growth Portfolio.* Its investment objective is long-term growth of capital.

The Metropolitan State Street Research Investment Trust Portfolio (formerly the State Street Research Growth Portfolio).*+ Its investment objective is long-term growth of capital and income and moderate current income.

The Metropolitan Franklin Templeton Small Cap Growth Portfolio.*+ Its investment objective is long-term capital growth.

The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio.*+ Its investment objective is capital growth.

The Met Investors MFS Mid-Cap Growth Portfolio.*+ Its investment objective is long-term growth of capital.

The Met Investors PIMCO Innovation Portfolio.*+ Its investment objective is to seek capital appreciation; no consideration is given to income.

The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

The American Funds Insurance Series American Funds Growth Fund.* Its investment objective is to seek capital appreciation through stocks.

The American Funds Insurance Series American Funds Growth-Income Fund.* Its investment objective is to seek capital appreciation and income.

The American Funds Insurance Series American Funds Global Small Capitalization Fund.* Its investment objective is to seek capital appreciation through stocks.
------------
* Availability of these Portfolios is subject to any necessary state insurance department approvals.

+ Scheduled to be available in the fourth quarter of 2001.

The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as a mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.

VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

MetLife Advisers, LLC (formerly New England Investment Management, LLC), is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.


                      SERIES                                             SUB-ADVISER
                      ------                                             -----------
Capital Growth                                         Capital Growth Management Limited Partnership*
State Street Research Money Market                     State Street Research and Management Company**
State Street Research Bond Income                      State Street Research and Management Company**
MFS Total Return+                                      Massachusetts Financial Services Company**
Westpeak Growth and Income                             Westpeak Investment Advisors, L.P.
Loomis Sayles Small Cap                                Loomis, Sayles & Company, L.P.
Balanced                                               Wellington Management Company, LLP***
Harris Oakmark Mid Cap Value                           Harris Associates L.P.****
Davis Venture Value                                    Davis Selected Advisers, L.P.*****
Alger Equity Growth                                    Fred Alger Management, Inc.
MFS Investors Trust                                    Massachusetts Financial Services Company
MFS Research Managers                                  Massachusetts Financial Services Company


------------
    * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.


   ** Prior to July 1, 2001, Back Bay Advisors, L.P. was the sub-adviser.



  *** Prior to May 1, 2000, Loomis Sayles & Company, LLP was the sub-adviser.



 **** Prior to May 1, 2000, Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., was the sub-adviser. Prior to May 1, 1998, Loomis Sayles & Company, LLP was the sub-adviser.



***** Davis Selected may also delegate any of its responsibilities to Davis
      Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.



    + Formerly, the Back Bay Advisors Managed Series.



For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.


MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

                  PORTFOLIO                                 SUB-INVESTMENT MANAGER
                  ---------                                 ----------------------
Putnam Large Cap Growth                          Putnam Investment Management, LLC
Janus Mid Cap                                    Janus Capital Corporation
Russell 2000 Index                               Metropolitan Life Insurance Company*
Putnam International Stock                       Putnam Investment Management, LLC
MetLife Stock Index                              Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                      Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                        Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index             Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value     State Street Research and Management Company
Janus Growth                                     Janus Capital Corporation
State Street Research Investment Trust+          State Street Research and Management Company
Franklin Templeton Small Cap Growth+             Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value+         Neuberger Berman Management Inc.

------------
+ Scheduled to be available in the fourth quarter of 2001.

* Metropolitan Life Insurance Company became the sub-investment manager on May 1, 2001.

Met Investors Advisory Corp. (formerly known as Security First Management Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the investment adviser for the Portfolios of the Met Investors Series Trust. For more information regarding the MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio, see the Met Investors Series Trust prospectuses attached at the end of this prospectus and their Statement of Additional Information. The two Portfolios of the Met Investors Series Trust are scheduled to be available in the fourth quarter of 2001.

Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

Capital Research and Management Company ("Capital Research") is the investment adviser for the American Variable Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.

SUBSTITUTION OF INVESTMENTS

If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                               THE FIXED ACCOUNT

    THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

After the Policy has been in force for ten years, if we set an interest rate for the Fixed Account that is higher than 4%, that rate will be increased for the Policy by at least 0.45%. For Policies issued in New Jersey, and that have been in force for ten years, additional interest at a rate of not more than .45% may be credited to the Policy, even if the interest rate set for the Fixed Account is not higher than 4%.

VALUES AND BENEFITS

Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN 30 DAYS AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.

EXCEPT WITH OUR CONSENT, THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                          DISTRIBUTION OF THE POLICIES


We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with the securities commissions of the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.


New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for the sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Target Premium paid in the first Policy year; 5% in Policy years two through ten; and 3% thereafter. Agents receive a commission of 3% of each payment in excess of the Target Premium in any year. Agents may elect to receive commissions equal to a maximum of .16% of cash value, instead of premium-based compensation, beginning in Policy year 11. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year.

New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, premium-based commissions paid to the broker-dealer on behalf of the registered representative will not exceed those listed above. A registered representative may choose a combination of premium-based and cash value-based compensation. In that case, the registered representative will receive maximum premium-based commissions up to the amounts listed above in Policy years one through ten, plus a maximum of
 .30% of cash value in Policy years two through ten and .09% thereafter. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO. Also, New England Securities or an affiliate may receive 12b-1 fees from the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund.

Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

NOTIFICATION OF FIRST DEATH

Generally, we can challenge the validity of your Policy or a rider during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years (during either insured's lifetime) from the premium payment. However, if either insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time, based on misrepresentations relating to that insured.

You should notify us immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, we generally can contest the Policy or limit benefits under the suicide provision (described below) and terminate the Policy at any time, even beyond the two-year period, if we were not notified of a death that occurred during the period of contestability.

MISSTATEMENT OF AGE OR SEX

If either insured's age or sex is misstated in the application, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insureds' correct ages and, if the Policy is sex-based, correct sexes.

SUICIDE

If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders (more in some states). The Policy will terminate as of the date of the first death by suicide.

An eligible insured, if age 75 or younger, can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An eligible insured over age 75 may request a single life ordinary (not variable) life policy. Contact us or your registered representative for more information.

                               TAX CONSIDERATIONS

INTRODUCTION


The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to a survivorship life policy is limited. Thus, some uncertainty exists regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we believe that it is reasonable to conclude that the Policies will satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policies.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.


Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

        (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted regarding policy loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.

OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.



CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.



POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


NELICO'S INCOME TAXES

Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
James M. Benson...................    Chairman, President and Chief Executive Officer of NELICO
                                      since 1998 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 1999; formerly,
                                        Director, President and Chief Operating Officer 1997-1998
                                        of NELICO; President and Chief Executive Officer 1996-1997
                                        of Equitable Life Assurance Society; President and Chief
                                        Operating Officer 1996-1997 of Equitable Companies, Inc.;
                                        President and Chief Operating Officer 1994-1996 of
                                        Equitable Life Assurance Society.
Susan C. Crampton.................    Director of NELICO since 1996 and serves as Principal of The
  6 Tarbox Road                       Vermont Partnership, a business consulting firm located in
  Jericho, VT 05465                     Jericho, Vermont since 1989; formerly, Director 1989-1996
                                        of New England Mutual.
Edward A. Fox.....................    Director of NELICO since 1996 and Chairman of the Board of
  RR Box 67-15                        SLM Holdings since 1997; formerly, Director 1994-1996 of New
  Harborside, ME 04642                  England Mutual.
George J. Goodman.................    Director of NELICO since 1996 and author, television
  Adam Smith's Global Television      journalist, and editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
Dr. Evelyn E. Handler.............    Director of NELICO since 1996 and President of Merrimack
  Ten Sterling Place                  Higher Education Associates, Inc. since 1998; formerly
  Bow, NH 03304                         Director 1987-1996 of New England Mutual and Executive
                                        Director and Chief Executive Officer 1994-1997 of the
                                        California Academy of Sciences.
Philip K. Howard, Esq.............    Director of NELICO since 1996 and Partner of the law firm of
  Covington & Burling                 Covington & Burling, (formerly, Howard, Smith & Levin LLP)
  1330 Avenue of the Americas           in New York City.
  New York, NY 10019
Bernard A. Leventhal..............    Director of NELICO since 1996; formerly, Vice Chairman of
  Burlington Industries               the Board of Directors 1995-1998 of Burlington Industries,
  1345 Avenue of the Americas           Inc.
  New York, NY 10105

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
Thomas J. May.....................    Director of NELICO since 1996 and Chairman and Chief
  NSTAR                               Executive Officer of NSTAR since 2000; formerly, Chairman,
  800 Boylston Street                   President and Chief Executive Officer of Boston Edison
  Boston, MA 02199                      Company 1994-2000 and Director 1994-1996 of New England
                                        Mutual.
Stewart G. Nagler.................    Director of NELICO since 1996 and Vice Chairman of Board and
  Metropolitan Life Insurance Co.     Chief Financial Officer of Metropolitan Life Insurance
  One Madison Avenue                    Company since 1998; formerly, Senior Executive Vice
  New York, NY 10010                    President and Chief Financial Officer 1986-1998 of
                                        Metropolitan Life Insurance Company.
Catherine A. Rein.................    Director of NELICO since 1998 and President and Chief
  Metropolitan Property and           Executive Officer of Metropolitan Property and Casualty
  Casualty Insurance Company            Insurance Company since 1999; formerly, Senior Executive
  700 Quaker Lane                       Vice President 1998-1999; Executive Vice President
  Warwick, RI 02887                     1989-1998 of Metropolitan Life Insurance Company.
Rand N. Stowell...................    Director of NELICO since 1996 and President of United Timber
  P.O. Box 60                         Corp. and President of Randwell Co. since 2000 of Weld,
  Weld, ME 04285                        Maine; formerly, Director 1990-1996 of New England Mutual.
Lisa M. Weber.....................    Director of NELICO since 2000 and Executive Vice President
  Metropolitan Life                   of Metropolitan Life since 1998; formerly, Director of
  Insurance Company                     Diversity Strategies and Development and an Associate
  One Madison Avenue                    Director of Human Resources of Paine Webber
  New York, NY 10010

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
James M. Benson...................    See Directors above.
David W. Allen....................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Senior Vice President 1994-1996 of New England
                                        Mutual.
Pauline V. Belisle................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Senior Vice President 1994-1996 of New England
                                        Mutual.
Mary Ann Brown....................    President, New England Products and Services of NELICO since
                                      1998 and Senior Vice President of Metropolitan Life
                                        Insurance Company since 2000; formerly, Director,
                                        Worldwide Life Insurance 1997-1998 of Swiss Reinsurance
                                        New Markets; President & Chief Executive Officer 1996-1998
                                        of Atlantic International Reinsurance Company; Executive
                                        Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                                        Services and Principal 1987-1996 of Tillinghast/Towers
                                        Perrin.
Anthony J. Candito................    President, NEF Information Services of NELICO and Chief
                                      Information Officer since 1998 and Senior Vice President of
                                        Metropolitan Life Insurance Company since 2000; formerly,
                                        Senior Vice President 1996-1998 of NELICO; Senior Vice
                                        President 1995-1996 of New England Mutual.
Thom A. Faria.....................    President, Career Agency System of NELICO since 1996 and
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Executive Vice President in
                                        1996, Senior Vice President 1993-1996 of New England
                                        Mutual.
Anne M. Goggin....................    Senior Vice President and General Counsel of NELICO since
                                      2000 and Chief Counsel -- Individual Business of
                                        Metropolitan Life Insurance since 2000; formerly Senior
                                        Vice President and Associate General Counsel 1997-2000;
                                        Vice President and Counsel of NELICO in 1996, Vice
                                        President and Counsel 1994-1996 of New England Mutual.
Daniel D. Jordan..................    Second Vice President, Counsel, Secretary and Clerk of
                                      NELICO since 1996 and Associate General Counsel of
                                        Metropolitan Life Insurance Company since 2001; formerly,
                                        Counsel and Assistant Secretary 1990-1996 of New England
                                        Mutual.
Alan C. Leland, Jr................    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1984-1996 of New England Mutual.

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
George J. Maloof..................    Senior Vice President of NELICO since 1996 and Senior Vice
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1991-1996 of
                                        New England Mutual.
Kenneth D. Martinelli.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1997-1999 of
                                        NELICO and Vice President 1994-1997 of The Equitable Life
                                        Assurance Company.
Thomas W. McConnell...............    Senior Vice President of NELICO since 1996 and Director,
                                      Chief Executive Officer and President of New England
                                        Securities Corporation since 1993.
Hugh C. McHaffie..................    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1994-1999 of Manufacturers Life
                                        Insurance Company of North America.
Stephen J. McLaughlin.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1996-1999 of
                                        NELICO and Vice President 1994-1996 of New England Mutual.
Thomas W. Moore...................    Senior Vice President of NELICO since 1996 and Senior Vice
                                      President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1990-1996 of
                                        New England Mutual.
David Y. Rogers...................    Executive Vice President and Chief Financial Officer of
                                      NELICO since 1999 and Senior Vice President of Metropolitan
                                        Life Insurance Company since 2000; formerly, Partner,
                                        Actuarial Consulting 1992-1999 of PriceWaterhousecoopers
                                        LLP.
John G. Small, Jr.................    President, New England Services of NELICO since 1997 and
                                      Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Senior Vice President 1996-1997 of NELICO
                                        and Senior Vice President 1990-1996 of New England Mutual.

The principal business address for each of the directors and officers is the same as NELICO's except where indicated.

                                 VOTING RIGHTS

We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to
(ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                    REPORTS

We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                             REGISTRATION STATEMENT

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS


The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") as of December 31, 2000, and for each of the three years in the period ended December 31, 2000, and the consolidated financial statements of NELICO and subsidiaries as of December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Other financial statements included herein are unaudited.


Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                        ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS


The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $250,000 and $1,000,000 and the Option 1 death benefit for a male and a female, both aged 55. The insureds are each assumed to be in the nonsmoker standard risk classification for the $250,000 face amount and the nonsmoker preferred risk classification for the $1,000,000 face amount. The Tables assume no rider benefits. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges.


The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.

The death benefits, net cash values and cash values shown in the tables reflect:
(i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk charge, an administrative charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month.* The net cash values reflect a Surrender Charge that is deducted from the cash value upon surrender, face reduction or lapse during the first 15 Policy years. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .75% of the average daily net assets of the Eligible Funds. This average reflects expense subsidies by the investment advisers of certain Eligible Funds that may be voluntary and of limited duration.

Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.75%, 5.21%, and 11.16%, respectively.

The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

If you request, we will furnish a personalized illustration reflecting the proposed insureds' age, sex, underwriting classification, and the death benefit option and face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insureds.
------------
* For Policies issued in New Jersey, the tables in Appendix A based on guaranteed maximum charges contain values and benefits that are more favorable than those which would result based on the guaranteed Policy fee and guaranteed maximum basic monthly Administrative charge for New Jersey Policies. Personalized illustrations based on guaranteed charges for Policies issued in New Jersey will use the guaranteed fees and charges applicable in New Jersey.

                       MALE AND FEMALE BOTH ISSUE AGE 55

        $2,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                              $250,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                               DEATH BENEFIT                 NET CASH VALUE                 CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
         ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF             RATE OF RETURN OF            RATE OF RETURN OF
POLICY    INTEREST     -----------------------------   --------------------------   --------------------------
 YEAR     PER YEAR       0%        6%         12%        0%       6%        12%       0%       6%        12%
------   -----------     --        --         ---        --       --        ---       --       --        ---
   1         2,835     250,000   250,000     250,000        0         0         0    1,470     1,569     1,669
   2         5,812     250,000   250,000     250,000    1,135     1,447     1,771    3,281     3,593     3,918
   3         8,937     250,000   250,000     250,000    3,048     3,689     4,379    5,029     5,670     6,360
   4        12,219     250,000   250,000     250,000    5,036     6,126     7,345    6,852     7,942     9,161
   5        15,665     250,000   250,000     250,000    6,947     8,612    10,548    8,598    10,263    12,199
   6        19,283     250,000   250,000     250,000    8,774    11,140    14,001   10,259    12,626    15,487
   7        23,083     250,000   250,000     250,000   10,505    13,701    17,721   11,826    15,022    19,041
   8        27,072     250,000   250,000     250,000   12,128    16,280    21,718   13,283    17,436    22,874
   9        31,260     250,000   250,000     250,000   13,829    19,069    26,214   14,820    20,059    27,205
  10        35,658     250,000   250,000     250,000   15,719    22,185    31,368   16,544    23,010    32,193
  15        61,175     250,000   250,000     250,000   25,865    41,386    68,282   25,865    41,386    68,282
  20        93,742     250,000   250,000     250,000   33,401    63,324   127,198   33,401    63,324   127,198
  25       135,306     250,000   250,000     250,000   37,529    88,438   224,463   37,529    88,438   224,463
  30       188,354     250,000   250,000     499,028   32,907   114,105   383,867   32,907   114,105   383,867
  35       256,058     250,000   250,000     921,881    9,519   136,963   614,587    9,519   136,963   614,587

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -100.00%  -100.00%  -100.00%  9,159.27%  9,159.27%  9,159.27%
   2     -68.13    -61.34    -54.81     813.55     813.55     813.55
   3     -41.46    -34.47    -27.75     314.58     314.58     314.58
   4     -28.28    -21.44    -14.84     178.75     178.75     178.75
   5     -21.38    -14.63     -8.12     119.97     119.97     119.97
   6     -17.31    -10.61     -4.15      88.16      88.16      88.16
   7     -14.73     -8.05     -1.61      68.56      68.56      68.56
   8     -13.02     -6.32      0.12      55.40      55.40      55.40
   9     -11.54     -4.89      1.51      46.02      46.02      46.02
  10     -10.13     -3.61      2.71      39.04      39.04      39.04
  15      -5.85      0.27      6.29      20.75      20.75      20.75
  20      -4.84      1.49      7.60      13.10      13.10      13.10
  25      -4.89      2.02      8.33       9.02       9.02       9.02
  30      -6.70      2.13      8.77       6.53       6.53      10.11
  35     -22.09      1.97      8.86       4.89       4.89      10.57


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

        $2,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                              $250,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1         2,835      250,000    250,000    250,000         0         0          0     1,470     1,569      1,669
   2         5,812      250,000    250,000    250,000     1,135     1,447      1,771     3,281     3,593      3,918
   3         8,937      250,000    250,000    250,000     3,048     3,689      4,379     5,029     5,670      6,360
   4        12,219      250,000    250,000    250,000     5,036     6,126      7,345     6,852     7,942      9,161
   5        15,665      250,000    250,000    250,000     6,947     8,612     10,548     8,598    10,263     12,199
   6        19,283      250,000    250,000    250,000     8,774    11,140     14,001    10,259    12,626     15,487
   7        23,083      250,000    250,000    250,000    10,505    13,701     17,721    11,826    15,022     19,041
   8        27,072      250,000    250,000    250,000    12,128    16,280     21,718    13,283    17,436     22,874
   9        31,260      250,000    250,000    250,000    13,622    18,859     26,004    14,612    19,849     26,994
  10        35,658      250,000    250,000    250,000    14,964    21,412     30,585    15,790    22,237     31,410
  15        61,175      250,000    250,000    250,000    19,848    34,665     60,965    19,848    34,665     60,965
  20        93,742      250,000    250,000    250,000    14,021    40,664    102,177    14,021    40,664    102,177
  25       135,306                 250,000    250,000              23,467    159,387              23,467    159,387
  30       188,354                            327,192                        251,686                        251,686
  35       256,058                            478,074                        318,716                        318,716

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -100.00%  -100.00%  -100.00%  9,159.27%  9,159.27%  9,159.27%
   2     -68.13    -61.34    -54.81     813.55     813.55     813.55
   3     -41.46    -34.47    -27.75     314.58     314.58     314.58
   4     -28.28    -21.44    -14.84     178.75     178.75     178.75
   5     -21.38    -14.63     -8.12     119.97     119.97     119.97
   6     -17.31    -10.61     -4.15      88.16      88.16      88.16
   7     -14.73     -8.05     -1.61      68.56      68.56      68.56
   8     -13.02     -6.32      0.12      55.40      55.40      55.40
   9     -11.86     -5.12      1.35      46.02      46.02      46.02
  10     -11.09     -4.27      2.25      39.04      39.04      39.04
  15      -9.59     -1.97      4.96      20.75      20.75      20.75
  20     -15.70     -2.79      5.74      13.10      13.10      13.10
  25                -9.56      6.10                  9.02       9.02
  30                           6.57                             7.95
  35                           6.00                             7.78


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $10,800 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $1,000,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                                 DEATH BENEFIT                         NET CASH VALUE                   CASH VALUE
          PREMIUMS           ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
         ACCUMULATED              GROSS ANNUAL                          GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%              RATE OF RETURN OF                     RATE OF RETURN OF               RATE OF RETURN OF
POLICY    INTEREST     ----------------------------------   ------------------------------------   ---------------------
 YEAR     PER YEAR         0%           6%         12%          0%           6%          12%          0%          6%
------   -----------       --           --         ---          --           --          ---          --          --
1            11,340     1,000,000    1,000,000   1,000,000           0            0            0      6,327        6,738
2            23,247     1,000,000    1,000,000   1,000,000       5,686        7,007        8,377     14,270       15,592
3            35,749     1,000,000    1,000,000   1,000,000      14,027       16,763       19,705     21,951       24,687
4            48,877     1,000,000    1,000,000   1,000,000      22,706       27,385       32,613     29,969       34,649
5            62,661     1,000,000    1,000,000   1,000,000      31,066       38,242       46,572     37,670       44,846
6            77,134     1,000,000    1,000,000   1,000,000      39,183       49,416       61,764     45,126       55,359
7            92,330     1,000,000    1,000,000   1,000,000      47,884       61,762       79,172     53,167       67,045
8           108,287     1,000,000    1,000,000   1,000,000      56,437       74,590       98,264     61,059       79,212
9           125,041     1,000,000    1,000,000   1,000,000      64,837       87,914      119,208     68,799       91,876
10          142,633     1,000,000    1,000,000   1,000,000      73,083      101,751      142,187     76,385      105,052
15          244,701     1,000,000    1,000,000   1,000,000     116,497      185,844      305,270    116,497      185,844
20          374,968     1,000,000    1,000,000   1,000,000     151,478      284,979      568,423    151,478      284,979
25          541,225     1,000,000    1,000,000   1,054,328     174,456      401,705    1,004,122    174,456      401,705
30          753,417     1,000,000    1,000,000   2,230,540     166,010      529,277    1,715,800    166,010      529,277
35        1,024,232     1,000,000    1,000,000   4,140,124      91,849      664,528    2,760,082     91,849      664,528

                 CASH VALUE         INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
            ASSUMING HYPOTHETICAL      ON NET CASH VALUE               ON DEATH BENEFIT
                GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF        RATE OF RETURN OF     ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY        ----------------   ---------------------------   ------------------------------
 YEAR                  12%         0%        6%        12%        0%         6%        12%
------                 ---         --        --        ---        --         --        ---
1                        7,150   -100.00%  -100.00%  -100.00%  9,159.26%  9,159.26%  9,159.26%
2                       16,961    -61.88    -55.19    -48.73     813.55     813.55     813.55
3                       27,629    -36.37    -29.51    -22.88     314.58     314.58     314.58
4                       39,876    -24.13    -17.42    -10.93     178.75     178.75     178.75
5                       53,175    -17.89    -11.29     -4.89     119.97     119.97     119.97
6                       67,707    -14.23     -7.70     -1.37      88.16      88.16      88.16
7                       84,454    -11.44     -5.06      1.15      68.56      68.56      68.56
8                      102,886     -9.56     -3.28      2.85      55.40      55.40      55.40
9                      123,170     -8.23     -2.02      4.06      46.02      46.02      46.02
10                     145,488     -7.25     -1.09      4.94      39.04      39.04      39.04
15                     305,270     -4.25      1.70      7.58      20.75      20.75      20.75
20                     568,423     -3.52      2.57      8.52      13.10      13.10      13.10
25                   1,004,122     -3.56      2.93      9.04       9.02       9.02       9.35
30                   1,715,800     -4.76      3.00      9.34       6.53       6.53      10.66
35                   2,760,082    -10.31      2.94      9.35       4.89       4.89      11.05


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

       $10,800 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $1,000,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                                  DEATH BENEFIT                        NET CASH VALUE                       CASH VALUE
          PREMIUMS            ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
         ACCUMULATED               GROSS ANNUAL                         GROSS ANNUAL                       GROSS ANNUAL
END OF      AT 5%               RATE OF RETURN OF                    RATE OF RETURN OF                  RATE OF RETURN OF
POLICY    INTEREST     ------------------------------------   --------------------------------   --------------------------------
 YEAR     PER YEAR         0%           6%          12%          0%         6%         12%          0%         6%         12%
------   -----------       --           --          ---          --         --         ---          --         --         ---
   1         11,340     1,000,000    1,000,000    1,000,000          0          0            0      6,327      6,738        7,150
   2         23,247     1,000,000    1,000,000    1,000,000      5,686      7,007        8,377     14,270     15,592       16,961
   3         35,749     1,000,000    1,000,000    1,000,000     14,027     16,763       19,705     21,951     24,687       27,629
   4         48,877     1,000,000    1,000,000    1,000,000     22,706     27,385       32,613     29,969     34,649       39,876
   5         62,661     1,000,000    1,000,000    1,000,000     31,066     38,242       46,572     37,670     44,846       53,175
   6         77,134     1,000,000    1,000,000    1,000,000     39,077     49,309       61,655     45,020     55,251       67,598
   7         92,330     1,000,000    1,000,000    1,000,000     46,699     60,548       77,932     51,982     65,830       83,215
   8        108,287     1,000,000    1,000,000    1,000,000     53,875     71,906       95,471     58,497     76,529      100,093
   9        125,041     1,000,000    1,000,000    1,000,000     60,530     83,311      114,325     64,492     87,273      118,287
  10        142,633     1,000,000    1,000,000    1,000,000     66,573     94,669      134,546     69,875     97,971      137,848
  15        244,701     1,000,000    1,000,000    1,000,000     88,340    153,188      267,966     88,340    153,188      267,966
  20        374,968     1,000,000    1,000,000    1,000,000     67,627    185,207      454,978     67,627    185,207      454,978
  25        541,225                  1,000,000    1,000,000               130,732      732,350               130,732      732,350
  30        753,417                               1,540,336                          1,184,874                          1,184,874
  35      1,024,232                               2,241,554                          1,494,370                          1,494,370

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -100.00%  -100.00%  -100.00%  9,159.26%  9,159.26%  9,159.26%
   2     -61.88    -55.19    -48.73     813.55     813.55     813.55
   3     -36.37    -29.51    -22.88     314.58     314.58     314.58
   4     -24.13    -17.42    -10.93     178.75     178.75     178.75
   5     -17.89    -11.29     -4.89     119.97     119.97     119.97
   6     -14.30     -7.76     -1.42      88.16      88.16      88.16
   7     -12.07     -5.55      0.76      68.56      68.56      68.56
   8     -10.62     -4.10      2.21      55.40      55.40      55.40
   9      -9.66     -3.10      3.23      46.02      46.02      46.02
  10      -9.03     -2.41      3.96      39.04      39.04      39.04
  15      -8.05     -0.70      6.07      20.75      20.75      20.75
  20     -13.04     -1.49      6.66      13.10      13.10      13.10
  25                -6.18      7.01                  9.02       9.02
  30                           7.43                             8.79
  35                           6.71                             8.47


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.


The Policies became available in May, 2000. Except as noted, each Eligible Fund was made available to the Variable Account when that fund commenced operations. The Variable Account and the first three series of the Zenith Fund, the Capital Growth Series, the State Street Research Bond Income Series and the State Street Research Money Market Series, commenced operations on August 26, 1983. The MFS Total Return Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Harris Oakmark Mid Cap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Trust Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995.


The commencement of operations for the following Portfolios of the Metropolitan Series Fund, Inc. was: March 3, 1997 for the Janus Mid Cap Portfolio; November 9, 1998 for the Russell 2000 Index Portfolio; and May 1, 2000 for the Putnam Large Cap Growth Portfolio. These three Portfolios were made available to the Variable Account on May 1, 2000. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: November 9, 1998 for the Lehman Brothers Aggregate Bond Index Portfolio and the Morgan Stanley EAFE Index Portfolio; and July 5, 2000 for the MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Small Cap Value Portfolio. The Janus Growth Portfolio commenced operations on May 1, 2001 and is not included in this Appendix. These Portfolios were made available to the Variable Account on May 1, 2001. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: June 24, 1983 for the State Street Research Investment Trust Portfolio; and November 9, 1998 for the Neuberger Berman Partners Mid Cap Value Portfolio. The Franklin Templeton Small Cap Growth Portfolio commenced operations on May 1, 2001 and is not included in this Appendix. These Portfolios are scheduled to be made available to the Variable Account in the fourth quarter of 2001.

On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1991) replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1990) replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.

The MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio of the Met Investors Series Trust commenced operations on February 12, 2001 and are not included in this Appendix. These Portfolios are scheduled to be added as investment options of the Variable Account in the fourth quarter of 2001.

The commencement of operations for the following Funds of the American Funds Insurance Series was: February 8, 1984 for the American Funds Growth Fund and the American Funds Growth-Income Fund; and April 30, 1998 for the American Funds Global Small Capitalization Fund. These Funds were added as investment options of the Variable Account on May 1, 2001.

The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.


We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds). The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy transactions were made during the periods shown.


Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

The annual net rate is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, we calculate the rate by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNTS INVESTING IN ZENITH FUND


                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            8/26/83-   ------------------------------------------------------------------------------------------------
                       12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Capital Growth*......   8.87%      -0.59%     68.10%     95.21%     52.71%     -8.81%     30.76%     -3.48%     53.98%     -6.05%
State Street Research
 Bond Income**.......   3.20       12.61      18.76      14.83       2.27       8.37      12.30       8.09      17.96       8.18
State Street Research
 Money Market**......   3.20       10.73       8.26       6.80       6.53       7.52       9.25       8.19       6.21       3.80

                                                     ANNUAL NET RATE OF RETURN
                       -------------------------------------------------------------------------------------   8/26/83-    8/26/83-
SUB-ACCOUNT                                             FOR ONE YEAR ENDING                                    12/31/00    12/31/00
-----------            -------------------------------------------------------------------------------------     TOTAL     EFFECTIVE
                       12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   --------   --------    ---------
Capital Growth*......   14.97%     -7.07%     38.03%     21.07%     23.48%     34.09%     15.70%     -4.65%    2,852.27%    21.54%
State Street Research
 Bond Income**.......   12.61      -3.36      21.20       4.61      10.89       9.04      -0.47       8.15       388.51      9.57
State Street Research
 Money Market**......    2.97       3.97       5.70       5.13       5.34       5.26       4.97       6.22       190.06      6.33


                                                                  ANNUAL NET RATE OF RETURN
                               ------------------------------------------------------------------------------------------------
                                                                           FOR ONE YEAR ENDING
SUB-ACCOUNT                               -------------------------------------------------------------------------------------
-----------                    5/1/87-
                               12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
MFS Total Return***..........   -0.66%      9.48%     19.08%      3.21%     20.17%     6.70%      10.65%     -1.11%     31.26%

                                            ANNUAL NET RATE OF RETURN
                               ----------------------------------------------------
                                               FOR ONE YEAR ENDING                    5/1/87-     5/1/87-
SUB-ACCOUNT                    ----------------------------------------------------   12/31/00   12/31/00
-----------                                                                            TOTAL     EFFECTIVE
                               12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                               --------   --------   --------   --------   --------   --------   ---------
MFS Total Return***..........   15.03%     26.56%     19.65%      9.97%     -3.38%    355.70%     11.73%


                                                                   ANNUAL NET RATE OF RETURN
                                     -------------------------------------------------------------------------------------
                                                                           FOR ONE YEAR ENDING
SUB-ACCOUNT                                     --------------------------------------------------------------------------
-----------                          4/30/93-
                                     12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Westpeak Growth and Income.........   14.24%     -1.21%     36.47%     18.10%     33.47%     24.45%     9.35%      -5.15%
Harris Oakmark Mid Cap Value****...   14.74       -.27      30.35      17.61      17.32      -5.46      0.35       20.43


                                     4/30/93-   4/30/93-
SUB-ACCOUNT                          12/31/00   12/31/00
-----------                           TOTAL     EFFECTIVE
                                      RETURN     ANNUAL
                                     --------   ---------
Westpeak Growth and Income.........  213.36%     16.05%
Harris Oakmark Mid Cap Value****...  135.15      11.79


                                                        ANNUAL NET RATE OF RETURN
                                --------------------------------------------------------------------------
                                                                 FOR ONE YEAR ENDING                         5/2/94-     5/2/94-
SUB-ACCOUNT                                ---------------------------------------------------------------   12/31/00   12/31/009
-----------                     5/2/94-                                                                       TOTAL     EFFECTIVE
                                12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
Loomis Sayles Small Cap.......   -3.23%     28.84%     30.68%     24.85%     -1.69%     31.75%     5.25%     177.33%     16.53%


                                                       ANNUAL NET RATE OF RETURN
                              ---------------------------------------------------------------------------
                                                                FOR ONE YEAR ENDING                         10/31/94-   10/31/94-
SUB-ACCOUNT                               ---------------------------------------------------------------   12/31/00    12/31/00
-----------                   10/31/94-                                                                       TOTAL     EFFECTIVE
                              12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
                              ---------   --------   --------   --------   --------   --------   --------   ---------   ---------
Alger Equity Growth.........   -4.20%      48.69%     13.17%     25.63%     47.78%     34.13%    -13.68%     246.54%     22.32%
Balanced*****...............    -.10       24.79      16.91      16.18       9.11      -5.06      -1.91       72.05       9.20
Davis Venture Value.........   -3.50       39.28      25.84      33.50      14.41      17.52       9.49      232.40      21.50


                                                                     ANNUAL NET RATE
                                                                        OF RETURN
                                                              -----------------------------
                                                                                  FOR ONE
                                                                                YEAR ENDING   4/30/99-    4/30/99-
SUB-ACCOUNT                                                                     -----------   12/31/00    12/31/00
-----------                                                      4/30/99-                       TOTAL     EFFECTIVE
                                                                 12/31/99        12/31/00      RETURN      ANNUAL
                                                                 --------        --------     --------    ---------
MFS Investors Trust.........................................       2.85%          -0.15%        2.70%       1.61%
MFS Research Managers.......................................      19.80           -3.64        15.45        8.97

------------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.


** The State Street Research Bond Income and State Street Research Money Market Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when State Street Research and Management Company became the sub-adviser.



*** The MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser.



**** The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.



***** The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when
      Wellington Management Company became the sub-adviser.


            SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.

                                                                      ANNUAL NET RATE OF RETURN
                                                              ------------------------------------------
                                                                               FOR ONE YEAR ENDING         3/3/97-     3/3/97-
SUB-ACCOUNT                                                               ------------------------------   12/31/00   12/31/00
-----------                                                    3/3/97-                                      TOTAL     EFFECTIVE
                                                              12/31/97    12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                                              --------    --------   --------   --------   --------   ---------
Janus Mid Cap...............................................   28.21%      37.19%    122.92%    -30.86%    171.10%     29.74%

                                                                      ANNUAL NET RATE OF RETURN
                                                              ------------------------------------------
                                                                               FOR ONE YEAR ENDING         11/9/98-   11/9/98-
SUB-ACCOUNT                                                               ------------------------------   12/31/00   12/31/00
-----------                                                   11/9/98-                                      TOTAL     EFFECTIVE
                                                              12/31/98         12/31/99         12/31/00    RETURN     ANNUAL
                                                              --------         --------         --------   --------   ---------
Russell 2000 Index..........................................    5.48%           22.73%           -3.80%     24.54%     10.78%

                                                                                              ANNUAL NET
                                                                                            RATE OF RETURN   5/1/00-     5/1/00-
                                                                                            --------------   12/31/00   12/31/00
                                                                                               5/1/00-        TOTAL     EFFECTIVE
SUB-ACCOUNT                                                                                    12/31/00       RETURN     ANNUAL
-----------                                                                                    --------      --------   ---------
Putnam Large Cap Growth..................................................................      -27.00%       -27.00%       N/A

                                                       ANNUAL NET RATE OF RETURN
                              ---------------------------------------------------------------------------
                                                                FOR ONE YEAR ENDING                         10/31/94-   10/31/94-
SUB-ACCOUNT                               ---------------------------------------------------------------   12/31/00    12/31/00
-----------                   10/31/94-                                                                       TOTAL     EFFECTIVE
                              12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
                              ---------   --------   --------   --------   --------   --------   --------   ---------   ---------
Putnam International
 Stock*.....................    2.60%       6.23%      6.67%     -1.30%      7.27%     24.61%    -10.20%      37.76%      5.33%

                                                                     ANNUAL NET RATE OF RETURN
                                       -------------------------------------------------------------------------------------
                                                                             FOR ONE YEAR ENDING
SUB-ACCOUNT                                       --------------------------------------------------------------------------
-----------                            5/1/87-
                                       12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                                       --------   --------   --------   --------   --------   --------   --------   --------
MetLife Stock Index**................  -12.20%     16.34%     30.15%     -4.14%     30.43%     7.30%       9.72%      1.12%

                                                          ANNUAL NET RATE OF RETURN
                                       ---------------------------------------------------------------
                                                             FOR ONE YEAR ENDING                         5/1/87-     5/1/87-
SUB-ACCOUNT                            ---------------------------------------------------------------   12/31/00   12/31/00
-----------                                                                                               TOTAL     EFFECTIVE
                                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                       --------   --------   --------   --------   --------   --------   --------   ---------
MetLife Stock Index**................   36.92%     22.47%     32.50%     27.93%     20.38%     -9.04%    512.84%     14.22%




                                                                ANNUAL NET RATE OF RETURN
                                                              ------------------------------
                                                                               FOR ONE
                                                                             YEAR ENDING       11/9/98-   11/9/98-
SUB-ACCOUNT                                                              -------------------   12/31/00   12/31/00
-----------                                                   11/9/98-                          TOTAL     EFFECTIVE
                                                              12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                                              --------   --------   --------   --------   ---------
Morgan Stanley EAFE Index...................................   8.11%      24.90%    -14.48%     15.49%      6.95%
Lehman Brothers Aggregate Bond Index........................   1.38       -1.37      11.41      11.40        5.17
Neuberger Berman Partners Mid Cap Value.....................   7.44       17.63      28.25      62.09       25.27

                                                                       ANNUAL NET RATE OF RETURN
                                               --------------------------------------------------------------------------
SUB-ACCOUNT                                                                     FOR ONE YEAR ENDING
-----------                                               ---------------------------------------------------------------
                                               6/24/83-
                                               12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89
                                               --------   --------   --------   --------   --------   --------   --------
State Street Research Investment Trust***....   -2.35%     0.54%      34.79%     10.21%     7.19%      12.10%     32.13%

                                                                       ANNUAL NET RATE OF RETURN
                                               --------------------------------------------------------------------------
SUB-ACCOUNT                                                               FOR ONE YEAR ENDING
-----------                                    --------------------------------------------------------------------------

                                               12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
                                               --------   --------   --------   --------   --------   --------   --------
State Street Research Investment Trust***....   -5.40%     33.09%     11.56%     14.40%     -3.26%     33.14%     22.18%

                                                       ANNUAL NET RATE OF RETURN
                                               -----------------------------------------
SUB-ACCOUNT                                               FOR ONE YEAR ENDING              6/24/83-   6/24/83-
-----------                                    -----------------------------------------   12/31/00   12/31/00
                                                                                            TOTAL     EFFECTIVE
                                               12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                               --------   --------   --------   --------   --------   ---------
State Street Research Investment Trust***....   28.36%     28.75%     18.47%     -6.18%    956.73%     15.20%


                                                                ANNUAL NET
SUB-ACCOUNT                                                   RATE OF RETURN   7/5/00-     7/5/00-
-----------                                                   --------------   12/31/00   12/31/00
                                                                 7/5/00-        TOTAL     EFFECTIVE
                                                                 12/31/00       RETURN     ANNUAL
                                                                 --------      --------   ---------
MetLife Mid Cap Stock Index.................................       6.84%         6.84%       N/A
State Street Research Aurora Small Cap Value................      23.22%        23.22%       N/A


------------
* On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.

** On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.

*** The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.

                         SUB-ACCOUNTS INVESTING IN VIP

                                                                   ANNUAL NET RATE OF RETURN
                                ------------------------------------------------------------------------------------------------
                                                                            FOR ONE YEAR ENDING
SUB-ACCOUNT                                -------------------------------------------------------------------------------------
-----------                     10/9/86-
                                12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income.................    .20%      -1.13%     21.93%     19.54%    -16.31%     31.44%     16.89%     18.29%     6.93%

                                                   ANNUAL NET RATE OF RETURN
                                ---------------------------------------------------------------
                                                      FOR ONE YEAR ENDING                         10/9/86-   10/9/86-
SUB-ACCOUNT                     ---------------------------------------------------------------   12/31/00   12/31/00
-----------                                                                                        TOTAL     EFFECTIVE
                                12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                --------   --------   --------   --------   --------   --------   --------   ---------
Equity-Income.................   35.90%     13.75%     28.11%     11.63%     6.33%      8.42%     498.44%     13.40%

                                                                    ANNUAL NET RATE OF RETURN
                                      -------------------------------------------------------------------------------------
                                                                            FOR ONE YEAR ENDING
SUB-ACCOUNT                                      --------------------------------------------------------------------------
-----------                           1/28/87-
                                      12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                                      --------   --------   --------   --------   --------   --------   --------   --------
Overseas............................   -5.38%     9.63%      23.97%     -1.20%     8.00%     -10.72%     37.35%     1.21%

                                                         ANNUAL NET RATE OF RETURN
                                      ---------------------------------------------------------------
                                                            FOR ONE YEAR ENDING                         1/28/87-   1/28/87-
SUB-ACCOUNT                           ---------------------------------------------------------------   12/31/00   12/31/00
-----------                                                                                              TOTAL     EFFECTIVE
                                      12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                      --------   --------   --------   --------   --------   --------   --------   ---------
Overseas............................   11.02%     12.43%     11.56%     12.75%     42.63%    -19.11%    208.42%      8.42%

                                                              ANNUAL RATE OF RETURN
                         ------------------------------------------------------------------------------------------------
                                                                     FOR ONE YEAR ENDING
SUB-ACCOUNT                         -------------------------------------------------------------------------------------
-----------              9/19/85-
                         12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
High Income............   6.38%      17.68%     1.22%      11.53%     -4.07%     -2.23%     35.08%     23.17%     20.40%

                                                   ANNUAL RATE OF RETURN
                         --------------------------------------------------------------------------
                                                    FOR ONE YEAR ENDING                               9/19/85-   9/19/85-
SUB-ACCOUNT              --------------------------------------------------------------------------   12/31/00   12/31/00
-----------                                                                                            TOTAL     EFFECTIVE
                         12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                         --------   --------   --------   --------   --------   --------   --------   --------   ---------
High Income............   -1.45%     20.79%     13.75%     17.67%     -4.33%     8.15%     -22.47%    239.28%      8.32%

                        SUB-ACCOUNT INVESTING IN VIP II

                                                                      ANNUAL NET RATE OF RETURN
                                   ------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
SUB-ACCOUNT                                   -------------------------------------------------------------------------------------
-----------                        9/6/89-
                                   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
Asset Manager....................   1.32%      6.19%      22.56%     11.71%     21.23%     -6.43%     17.68%     14.31%     20.65%

                                     ANNUAL NET RATE OF RETURN
                                   ------------------------------
                                        FOR ONE YEAR ENDING         9/6/89-     9/6/89-
SUB-ACCOUNT                        ------------------------------   12/31/00   12/31/00
-----------                                                          TOTAL     EFFECTIVE
                                   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                   --------   --------   --------   --------   ---------
Asset Manager....................   15.05%     11.09%     -3.93%    232.99%      11.21%

           SUB-ACCOUNTS INVESTING IN AMERICAN FUNDS INSURANCE SERIES

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
SUB-ACCOUNT                       ------------------------------------------------------------------------------------------------
-----------            2/8/84-
                       12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Growth...............   1.87%      19.76%     30.04%     7.78%      14.27%     30.79%     -4.67%     32.90%     10.48%     16.00%
Growth-Income........   8.96       36.91      21.82      0.30       14.02      25.02      -2.87      23.69       7.62      11.97

                                               ANNUAL NET RATE OF RETURN
                       --------------------------------------------------------------------------
                                                  FOR ONE YEAR ENDING                                2/8/84-     2/8/84-
SUB-ACCOUNT            --------------------------------------------------------------------------   12/31/00    12/31/00
-----------                                                                                           TOTAL     EFFECTIVE
                       12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   --------    ---------
Growth...............   0.23%      32.90%     13.07%     29.79%     35.24%     57.27%     4.47%     1,702.52%    18.67%
Growth-Income........   1.79       32.63      18.41      25.54      18.09      11.20      7.95        969.92     15.06

                                                                ANNUAL NET RATE OF RETURN
                                                              ------------------------------
                                                                               FOR ONE
                                                                             YEAR ENDING       4/30/98-   4/30/98-
SUB-ACCOUNT                                                              -------------------   12/31/00   12/31/00
-----------                                                   4/30/98-                          TOTAL     EFFECTIVE
                                                              12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                                              --------   --------   --------   --------    ------
Global Small Capitalization.................................   2.47%      91.37%    -16.53%     63.68%     20.25%

POLICY PERFORMANCE


The material below assumes a Policy was issued with a $1 million face amount, to a male and a female, both age 55 in the nonsmoker preferred risk category and annual premiums of $10,800 paid on August 26 of each year (May 1 in the case of the Metropolitan MetLife Stock Index Sub-Account, Zenith MFS Total Return Sub-Account and Metropolitan Putnam Large Cap Growth Sub-Account; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Davis Venture Value, Zenith Alger Equity Growth and Metropolitan Putnam International Stock Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income, Zenith Harris Oakmark Mid Cap Value, Zenith MFS Investors Trust and Zenith MFS Research Managers Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account; June 24 in the case of the Metropolitan State Street Research Investment Trust Sub-Account; November 9 in the case of the Metropolitan Lehman Brothers Aggregate Bond Index, the Metropolitan Morgan Stanley EAFE Index and the Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Accounts; July 5 in the case of the Metropolitan MetLife Mid Cap Stock Index and the Metropolitan State Street Research Aurora Small Cap Value Sub-Accounts; February 8 in the case of the American Funds Growth Sub-Account and the American Funds Growth-Income Sub-Account and April 30 in the case of the American Funds Global Small Capitalization Sub-Account). The example shows an Option 1 death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular sub-account for the period shown. These illustrations of policy investment experience also reflect all Policy charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)


                             $1,000,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT
                              NONSMOKER PREFERRED

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                               TOTAL                                              INTERNAL RATE     INTERNAL RATE
                              PREMIUMS      DEATH         CASH       NET CASH      OF RETURN ON     OF RETURN ON
            DATE                PAID       BENEFIT       VALUE        VALUE       NET CASH VALUE    DEATH BENEFIT
            ----              --------     -------       -----       --------     --------------    -------------
August 26, 1983.............  $ 10,800    $1,000,000    $  7,497    $        0            --                --
December 31, 1983...........    10,800     1,000,000       7,755             0       -100.00%               --
December 31, 1984...........    21,600     1,000,000      15,871         6,901        -82.59          2,703.17%
December 31, 1985...........    32,400     1,000,000      36,264        27,955        -10.65            541.07
December 31, 1986...........    43,200     1,000,000      78,240        70,591         27.83            250.50
December 31, 1987...........    54,000     1,000,000     124,925       117,937         34.45            152.94
December 31, 1988...........    64,800     1,000,000     121,370       115,042         20.24            106.55
December 31, 1989...........    75,600     1,000,000     165,876       160,208         22.22             80.09
December 31, 1990...........    86,400     1,000,000     166,348       161,340         15.91             63.21
December 31, 1991...........    97,200     1,000,000     263,923       259,576         21.77             51.62
December 31, 1992...........   108,000     1,000,000     255,496       251,809         16.73             43.22
December 31, 1993...........   118,800     1,000,000     301,547       298,520         16.34             36.89
December 31, 1994...........   129,600     1,000,000     285,545       283,179         12.68             31.95
December 31, 1995...........   140,400     1,000,000     406,435       404,729         15.54             28.02
December 31, 1996...........   151,200     1,000,000     498,961       497,915         16.03             24.82
December 31, 1997...........   162,000     1,000,000     622,545       622,160         16.67             22.16
December 31, 1998...........   172,800     1,000,000     841,630       841,630         18.09             19.93
December 31, 1999...........   183,600     1,107,366     979,970       979,970         17.84             19.05
December 31, 2000...........   194,400     1,028,303     926,399       926,399         15.70             16.67

ZENITH STATE STREET RESEARCH BOND INCOME SUB-ACCOUNT



                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
August 26, 1983............  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1983..........    10,800     1,000,000         7,315             0       -100.00%               --
December 31, 1984..........    21,600     1,000,000        17,096         8,126        -76.13          2,703.17%
December 31, 1985..........    32,400     1,000,000        28,708        20,399        -31.49            541.07
December 31, 1986..........    43,200     1,000,000        41,104        33,455        -13.54            250.50
December 31, 1987..........    54,000     1,000,000        50,213        43,225         -9.42            152.94
December 31, 1988..........    64,800     1,000,000        62,402        56,074         -5.08            106.55
December 31, 1989..........    75,600     1,000,000        78,224        72,556         -1.23             80.09
December 31, 1990..........    86,400     1,000,000        93,211        88,204          0.54             63.21
December 31, 1991..........    97,200     1,000,000       118,650       114,303          3.69             51.62
December 31, 1992..........   108,000     1,000,000       136,160       132,473          4.16             43.22
December 31, 1993..........   118,800     1,000,000       161,659       158,632          5.29             36.89
December 31, 1994..........   129,600     1,000,000       164,433       162,067          3.75             31.95
December 31, 1995..........   140,400     1,000,000       208,686       206,980          5.92             28.02
December 31, 1996..........   151,200     1,000,000       227,070       226,025          5.67             24.82
December 31, 1997..........   162,000     1,000,000       260,286       259,901          6.16             22.16
December 31, 1998..........   172,800     1,000,000       292,080       292,080          6.37             19.93
December 31, 1999..........   183,600     1,000,000       298,541       298,541          5.56             18.04
December 31, 2000..........   194,400     1,000,000       333,410       333,410          5.78             16.41



ZENITH STATE STREET RESEARCH MONEY MARKET SUB-ACCOUNT
                                TOTAL                                                 INTERNAL RATE     INTERNAL RATE
                              PREMIUMS        DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
            DATE                PAID         BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
            ----              --------       -------        -----        --------     --------------    -------------
August 26, 1983............   $ 10,800     $1,000,000     $    7,497    $        0            --                --
December 31, 1983..........     10,800      1,000,000          7,331             0       -100.00%               --
December 31, 1984..........     21,600      1,000,000         16,547         7,578        -79.08          2,703.17%
December 31, 1985..........     32,400      1,000,000         26,066        17,757        -39.88            541.07
December 31, 1986..........     43,200      1,000,000         35,965        28,316        -22.08            250.50
December 31, 1987..........     54,000      1,000,000         46,585        39,596        -13.11            152.94
December 31, 1988..........     64,800      1,000,000         58,165        51,837         -7.85            106.55
December 31, 1989..........     75,600      1,000,000         71,685        66,017         -4.07             80.09
December 31, 1990..........     86,400      1,000,000         85,956        80,949         -1.70             63.21
December 31, 1991..........     97,200      1,000,000         99,514        95,167         -0.49             51.62
December 31, 1992..........    108,000      1,000,000        111,313       107,626         -0.07             43.22
December 31, 1993..........    118,800      1,000,000        123,269       120,243          0.23             36.89
December 31, 1994..........    129,600      1,000,000        137,133       134,767          0.67             31.95
December 31, 1995..........    140,400      1,000,000        153,734       152,028          1.24             28.02
December 31, 1996..........    151,200      1,000,000        170,236       169,190          1.62             24.82
December 31, 1997..........    162,000      1,000,000        187,846       187,461          1.96             22.16
December 31, 1998..........    172,800      1,000,000        206,086       206,086          2.20             19.93
December 31, 1999..........    183,600      1,000,000        224,488       224,488          2.36             18.04
December 31, 2000..........    194,400      1,000,000        246,520       246,520          2.62             16.41

ZENITH MFS TOTAL RETURN SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
May 1, 1987................  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1987..........    10,800     1,000,000         6,759             0       -100.00%               --
December 31, 1988..........    21,600     1,000,000        16,003         7,199        -65.15          1,349.75%
December 31, 1989..........    32,400     1,000,000        28,311        20,167        -26.09            403.76
December 31, 1990..........    43,200     1,000,000        37,668        30,184        -15.97            209.91
December 31, 1991..........    54,000     1,000,000        54,178        47,354         -4.89            134.95
December 31, 1992..........    64,800     1,000,000        66,248        60,085         -2.38             96.73
December 31, 1993..........    75,600     1,000,000        81,786        76,283          0.25             74.02
December 31, 1994..........    86,400     1,000,000        89,218        84,375         -0.57             59.14
December 31, 1995..........    97,200     1,000,000       127,346       123,163          5.02             48.73
December 31, 1996..........   108,000     1,000,000       154,285       150,764          6.35             41.07
December 31, 1997..........   118,800     1,000,000       205,291       202,429          9.13             35.23
December 31, 1998..........   129,600     1,000,000       254,472       252,271         10.37             30.65
December 31, 1999..........   140,400     1,000,000       288,030       286,489         10.20             26.97
December 31, 2000..........   151,200     1,000,000       282,266       281,385          8.28             23.95



ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
April 30, 1993.............  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1993..........    10,800     1,000,000         7,706             0       -100.00%               --
December 31, 1994..........    21,600     1,000,000        15,812         7,063        -65.75          1,343.15%
December 31, 1995..........    32,400     1,000,000        31,450        23,361        -18.45            402.85
December 31, 1996..........    43,200     1,000,000        46,128        38,699         -5.01            209.62
December 31, 1997..........    54,000     1,000,000        71,546        64,778          6.87            134.81
December 31, 1998..........    64,800     1,000,000        97,092        90,984         10.76             96.66
December 31, 1999..........    75,600     1,000,000       114,058       108,610          9.85             73.97
December 31, 2000..........    86,400     1,000,000       112,380       107,592          5.23             59.11



ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
April 30, 1993.............  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1993..........    10,800     1,000,000         7,743             0       -100.00%               --
December 31, 1994..........    21,600     1,000,000        15,974         7,225        -64.90          1,343.15%
December 31, 1995..........    32,400     1,000,000        30,648        22,559        -20.30            402.85
December 31, 1996..........    43,200     1,000,000        44,641        37,212         -6.77            209.62
December 31, 1997..........    54,000     1,000,000        61,865        55,096          0.75            134.81
December 31, 1998..........    64,800     1,000,000        64,589        58,481         -3.23             96.66
December 31, 1999..........    75,600     1,000,000        72,371        66,923         -3.33             73.97
December 31, 2000..........    86,400     1,000,000        94,878        90,091          1.00             59.11

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
May 2, 1994................  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1994..........    10,800     1,000,000         6,502             0       -100.00%               --
December 31, 1995..........    21,600     1,000,000        18,305         9,501        -53.51          1,356.39%
December 31, 1996..........    32,400     1,000,000        32,964        24,820        -15.25            404.68
December 31, 1997..........    43,200     1,000,000        51,300        43,816          0.65            210.21
December 31, 1998..........    54,000     1,000,000        57,301        50,477         -2.52            135.09
December 31, 1999..........    64,800     1,000,000        86,139        79,975          6.67             96.81
December 31, 2000..........    75,600     1,000,000        92,886        87,383          3.95             74.07



ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT
                                TOTAL                                                INTERNAL RATE     INTERNAL RATE
                              PREMIUMS       DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
            DATE                PAID        BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
            ----              --------      -------        -----        --------     --------------    -------------
October 31, 1994...........   $ 10,800     $1,000,000    $    7,497    $        0            --                --
December 31, 1994..........     10,800      1,000,000         6,882             0       -100.00%               --
December 31, 1995..........     21,600      1,000,000        18,234         9,155        -84.39          4,655.92%
December 31, 1996..........     32,400      1,000,000        28,788        20,368        -36.63            657.81
December 31, 1997..........     43,200      1,000,000        44,045        36,286        -10.33            279.94
December 31, 1998..........     54,000      1,000,000        74,590        67,492         10.35            165.07
December 31, 1999..........     64,800      1,000,000       108,707       102,268         17.07            112.91
December 31, 2000..........     75,600      1,000,000        97,024        91,246          5.90             83.92



ZENITH BALANCED SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
October 31, 1994...........  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1994..........    10,800     1,000,000         7,277             0       -100.00%               --
December 31, 1995..........    21,600     1,000,000        17,639         8,559        -87.62          4,655.92%
December 31, 1996..........    32,400     1,000,000        28,819        20,400        -36.52            657.81
December 31, 1997..........    43,200     1,000,000        41,509        33,750        -14.56            279.94
December 31, 1998..........    54,000     1,000,000        53,817        46,719         -6.67            165.07
December 31, 1999..........    64,800     1,000,000        58,873        52,434         -7.98            112.91
December 31, 2000..........    75,600     1,000,000        64,721        58,943         -7.96             83.92



ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT
                                TOTAL                                                INTERNAL RATE     INTERNAL RATE
                              PREMIUMS       DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
            DATE                PAID        BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
            ----              --------      -------        -----        --------     --------------    -------------
October 31, 1994...........   $ 10,800     $1,000,000    $    7,497    $        0            --                --
December 31, 1994..........     10,800      1,000,000         7,053             0       -100.00%               --
December 31, 1995..........     21,600      1,000,000        18,342         9,263        -83.77          4,655.92%
December 31, 1996..........     32,400      1,000,000        31,368        22,949        -27.78            657.81
December 31, 1997..........     43,200      1,000,000        49,825        42,066         -1.59            279.94
December 31, 1998..........     54,000      1,000,000        65,669        58,571          3.76            165.07
December 31, 1999..........     64,800      1,000,000        85,351        78,912          7.37            112.91
December 31, 2000..........     75,600      1,000,000        98,732        92,955          6.48             83.92

ZENITH MFS INVESTORS TRUST SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
April 30, 1999.............  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1999..........    10,800     1,000,000         6,859             0       -100.00%               --
December 31, 2000..........    21,600     1,000,000        14,519         5,769        -72.61          1,343.15%



ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
April 30, 1999.............  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1999..........    10,800     1,000,000         8,043             0       -100.00%               --
December 31, 2000..........    21,600     1,000,000        14,373         5,623        -73.39          1,343.15%



METROPOLITAN JANUS MID CAP SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
March 3, 1997..............  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1997..........    10,800     1,000,000         8,566             0       -100.00%               --
December 31, 1998..........    21,600     1,000,000        22,046        13,352        -31.26          1,033.68%
December 31, 1999..........    32,400     1,000,000        66,495        58,461         35.75            355.47
December 31, 2000..........    43,200     1,000,000        45,868        38,495         -4.89            193.61



METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
November 9, 1998...........  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1998..........    10,800     1,000,000         7,801             0        100.00%               --
December 31, 1999..........    21,600     1,000,000        18,817         9,682        -83.80          5,076.91%
December 31, 2000..........    32,400     1,000,000        24,785        16,310        -53.37            676.98



METROPOLITAN PUTNAM LARGE CAP GROWTH SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
May 1, 2000................  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 2000..........    10,800     1,000,000         4,519             0       -100.00%               --



METROPOLITAN PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT***
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
October 31, 1994...........  $ 10,800    $1,000,000    $    7,497    $        0            --                --
December 31, 1994..........    10,800     1,000,000         7,456             0       -100.00%               --
December 31, 1995..........    21,600     1,000,000        16,689         7,609        -92.17          4,655.92%
December 31, 1996..........    32,400     1,000,000        25,906        17,487        -47.40            657.81
December 31, 1997..........    43,200     1,000,000        33,356        25,597        -30.39            279.94
December 31, 1998..........    54,000     1,000,000        44,190        37,092        -17.29            165.07
December 31, 1999..........    64,800     1,000,000        63,729        57,291         -4.63            112.91
December 31, 2000..........    75,600     1,000,000        64,870        59,092         -7.87             83.92

METROPOLITAN METLIFE STOCK INDEX SUB-ACCOUNT****
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
May 1, 1987...................  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1987.............    10,800     1,000,000       5,964           0       -100.00%               --
December 31, 1988.............    21,600     1,000,000      15,660       6,856        -66.95          1,349.75%
December 31, 1989.............    32,400     1,000,000      30,347      22,203        -21.16            403.76
December 31, 1990.............    43,200     1,000,000      36,762      29,279        -17.28            209.91
December 31, 1991.............    54,000     1,000,000      56,853      50,029         -2.85            134.95
December 31, 1992.............    64,800     1,000,000      69,291      63,128         -0.82             96.73
December 31, 1993.............    75,600     1,000,000      84,635      79,132          1.24             74.02
December 31, 1994.............    86,400     1,000,000      93,946      89,103          0.74             59.14
December 31, 1995.............    97,200     1,000,000     139,381     135,199          6.98             48.73
December 31, 1996.............   108,000     1,000,000     178,006     174,484          9.07             41.07
December 31, 1997.............   118,800     1,000,000     245,949     243,087         12.17             35.23
December 31, 1998.............   129,600     1,000,000     323,537     321,336         13.99             30.65
December 31, 1999.............   140,400     1,000,000     397,872     396,331         14.63             26.97
December 31, 2000.............   151,200     1,000,000     358,459     357,579         11.32             23.95



METROPOLITAN METLIFE MID CAP STOCK INDEX SUB-ACCOUNT
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
July 5, 2000..................  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2000.............    10,800     1,000,000       7,179           0       -100.00%               --



METROPOLITAN MORGAN STANLEY EAFE INDEX SUB-ACCOUNT
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
November 9, 1998..............  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1998.............    10,800     1,000,000       8,000           0       -100.00%               --
December 31, 1999.............    21,600     1,000,000      19,022       9,887        -82.58          5,076.91%
December 31, 2000.............    32,400     1,000,000      24,169      15,695        -56.00            676.98



METROPOLITAN LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
November 9, 1998..............  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1998.............    10,800     1,000,000       7,498           0       -100.00%               --
December 31, 1999.............    21,600     1,000,000      15,502       6,367        -97.88          5,076.91%
December 31, 2000.............    32,400     1,000,000      25,721      17,247        -49.49            676.98



METROPOLITAN STATE STREET RESEARCH AURORA SMALL CAP VALUE SUB-ACCOUNT
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
July 5, 2000..................  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 2000.............    10,800     1,000,000       8,451           0       -100.00%               --

METROPOLITAN STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT*****+
                                                                                                      INTERNAL
                                                                                                       RATE OF
                                 TOTAL                                            INTERNAL RATE       RETURN ON
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON         DEATH
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE       BENEFIT
             ----               --------    ----------    --------    --------    --------------    -------------
June 24, 1983.................  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1983.............    10,800     1,000,000       6,705           0       -100.00%               --
December 31, 1984.............    21,600     1,000,000      15,657       6,798        -73.74          1,799.68%
December 31, 1985.............    32,400     1,000,000      29,779      21,580        -24.80            458.77
December 31, 1986.............    43,200     1,000,000      40,462      32,923        -13.11            227.09
December 31, 1987.............    54,000     1,000,000      50,080      43,201         -8.78            142.76
December 31, 1988.............    64,800     1,000,000      63,628      57,410         -4.01            101.05
December 31, 1989.............    75,600     1,000,000      95,277      89,719          4.85             76.71
December 31, 1990.............    86,400     1,000,000      94,373      89,475          0.87             60.96
December 31, 1991.............    97,200     1,000,000     135,063     130,826          6.48             50.03
December 31, 1992.............   108,000     1,000,000     159,365     155,788          7.15             42.04
December 31, 1993.............   118,800     1,000,000     191,251     188,334          8.11             35.98
December 31, 1994.............   129,600     1,000,000     192,578     190,321          6.21             31.24
December 31, 1995.............   140,400     1,000,000     268,329     266,733          9.40             27.44
December 31, 1996.............   151,200     1,000,000     334,969     334,033         10.65             24.34
December 31, 1997.............   162,000     1,000,000     437,926     437,651         12.29             21.77
December 31, 1998.............   172,800     1,000,000     568,737     568,737         13.62             19.60
December 31, 1999.............   183,600     1,000,000     680,959     680,959         13.96             17.76
December 31, 2000.............   194,400     1,000,000     623,253     623,253         11.77             16.17



METROPOLITAN NEUBERGER BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT+
                                                                                                      INTERNAL
                                                                                                       RATE OF
                                 TOTAL                                            INTERNAL RATE       RETURN ON
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON         DEATH
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE       BENEFIT
             ----               --------    ----------    --------    --------    --------------    -------------
November 9, 1998..............  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1998.............    10,800     1,000,000       7,950           0       -100.00%               --
December 31, 1999.............    21,600     1,000,000      18,267       9,133        -86.96          5,076.91%
December 31, 2000.............    32,400     1,000,000      30,944      22,469        -30.04            676.98



VIP EQUITY-INCOME SUB-ACCOUNT
                                                                                                      INTERNAL
                                                                                                       RATE OF
                                 TOTAL                                            INTERNAL RATE       RETURN ON
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON         DEATH
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE       BENEFIT
             ----               --------    ----------    --------    --------    --------------    -------------
October 9, 1986...............  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1986.............    10,800     1,000,000       7,313           0       -100.00%               --
December 31, 1987.............    21,600     1,000,000      13,922       4,843        -97.38          3,820.31%
December 31, 1988.............    32,400     1,000,000      24,831      16,411        -48.97            614.57
December 31, 1989.............    43,200     1,000,000      37,087      29,328        -21.80            269.48
December 31, 1990.............    54,000     1,000,000      39,958      32,860        -22.19            160.84
December 31, 1991.............    64,800     1,000,000      60,921      54,482         -6.38            110.71
December 31, 1992.............    75,600     1,000,000      79,865      74,088         -0.63             82.60
December 31, 1993.............    86,400     1,000,000     102,571      97,454          3.21             64.88
December 31, 1994.............    97,200     1,000,000     117,520     113,063          3.54             52.79
December 31, 1995.............   108,000     1,000,000     167,790     163,993          8.60             44.09
December 31, 1996.............   118,800     1,000,000     199,260     196,124          9.25             37.54
December 31, 1997.............   129,600     1,000,000     263,478     261,002         11.61             32.47
December 31, 1998.............   140,400     1,000,000     303,917     302,101         11.60             28.43
December 31, 1999.............   151,200     1,000,000     331,147     329,992         10.89             25.15
December 31, 2000.............   162,000     1,000,000     362,775     362,280         10.40             22.44

VIP OVERSEAS SUB-ACCOUNT



                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
January 28, 1987..............  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1987.............    10,800     1,000,000       6,056           0       -100.00%               --
December 31, 1988.............    21,600     1,000,000      15,830       7,246        -56.21            902.39%
December 31, 1989.............    32,400     1,000,000      29,157      21,233        -20.45            331.98
December 31, 1990.............    43,200     1,000,000      36,989      29,726        -14.86            185.20
December 31, 1991.............    54,000     1,000,000      48,609      42,006         -8.48            123.16
December 31, 1992.............    64,800     1,000,000      50,143      44,200        -11.10             90.02
December 31, 1993.............    75,600     1,000,000      80,083      74,800         -0.27             69.76
December 31, 1994.............    86,400     1,000,000      88,964      84,341         -0.55             56.23
December 31, 1995.............    97,200     1,000,000     108,002     104,040          1.38             46.62
December 31, 1996.............   108,000     1,000,000     130,248     126,946          2.96             39.49
December 31, 1997.............   118,800     1,000,000     155,213     152,572          4.17             34.01
December 31, 1998.............   129,600     1,000,000     184,387     182,406          5.21             29.68
December 31, 1999.............   140,400     1,000,000     274,926     273,605          9.26             26.18
December 31, 2000.............   151,200     1,000,000     228,191     227,531          5.35             23.31


VIP HIGH INCOME SUB-ACCOUNT


                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
September 19, 1985............  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1985.............    10,800     1,000,000       7,656           0       -100.00%               --
December 31, 1986.............    21,600     1,000,000      17,570       8,545        -78.27          3,240.18%
December 31, 1987.............    32,400     1,000,000      25,635      17,271        -43.68            579.21
December 31, 1988.............    43,200     1,000,000      36,660      28,956        -21.76            260.55
December 31, 1989.............    54,000     1,000,000      42,870      35,826        -17.85            157.16
December 31, 1990.............    64,800     1,000,000      49,743      43,360        -14.55            108.79
December 31, 1991.............    75,600     1,000,000      75,370      69,647         -2.51             81.44
December 31, 1992.............    86,400     1,000,000     100,962      95,900          2.74             64.11
December 31, 1993.............    97,200     1,000,000     129,811     125,409          5.86             52.26
December 31, 1994.............   108,000     1,000,000     135,532     131,790          4.11             43.69
December 31, 1995.............   118,800     1,000,000     172,152     169,070          6.51             37.24
December 31, 1996.............   129,600     1,000,000     204,573     202,152          7.43             32.23
December 31, 1997.............   140,400     1,000,000     249,111     247,350          8.61             28.24
December 31, 1998.............   151,200     1,000,000     247,068     245,967          6.87             25.00
December 31, 1999.............   162,000     1,000,000     275,479     275,039          6.93             22.31
December 31, 2000.............   172,800     1,000,000     220,017     220,017          3.03             20.06

VIP II ASSET MANAGER SUB-ACCOUNT



                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
September 6, 1989.............  $ 10,800    $1,000,000    $  7,497    $      0            --                --
December 31, 1989.............    10,800     1,000,000       7,287           0       -100.00%               --
December 31, 1990.............    21,600     1,000,000      16,436       7,412        -81.88          2,931.18%
December 31, 1991.............    32,400     1,000,000      28,380      20,016        -33.42            558.01
December 31, 1992.............    43,200     1,000,000      39,903      32,199        -15.78            255.02
December 31, 1993.............    54,000     1,000,000      56,960      49,917         -3.38            154.85
December 31, 1994.............    64,800     1,000,000      60,746      54,363         -6.24            107.56
December 31, 1995.............    75,600     1,000,000      79,592      73,869         -0.70             80.70
December 31, 1996.............    86,400     1,000,000      99,917      94,854          2.43             63.62
December 31, 1997.............    97,200     1,000,000     128,595     124,193          5.60             51.91
December 31, 1998.............   108,000     1,000,000     156,703     152,961          7.07             43.44
December 31, 1999.............   118,800     1,000,000     182,733     179,652          7.55             37.05
December 31, 2000.............   129,600     1,000,000     180,450     178,028          5.32             32.08


AMERICAN FUNDS GROWTH SUB-ACCOUNT



                                   TOTAL                                            INTERNAL RATE    INTERNAL RATE
                                  PREMIUMS     DEATH         CASH       NET CASH     OF RETURN ON    OF RETURN ON
              DATE                  PAID      BENEFIT       VALUE        VALUE      NET CASH VALUE   DEATH BENEFIT
              ----                --------    -------       -----       --------    --------------   -------------
February 8, 1984................  $ 10,800   $1,000,000   $    7,497   $        0           --               --
December 31, 1984...............    10,800    1,000,000        6,591            0      -100.00%              --
December 31, 1985...............    21,600    1,000,000       16,226        7,587       -55.43           941.74%
December 31, 1986...............    32,400    1,000,000       31,162       23,183       -16.70           339.28
December 31, 1987...............    43,200    1,000,000       40,774       33,456       -10.41           187.85
December 31, 1988...............    54,000    1,000,000       55,622       48,963        -3.37           124.46
December 31, 1989...............    64,800    1,000,000       83,363       77,365         5.24            90.77
December 31, 1990...............    75,600    1,000,000       86,504       81,167         1.82            70.24
December 31, 1991...............    86,400    1,000,000      124,367      119,690         7.38            56.56
December 31, 1992...............    97,200    1,000,000      145,592      141,575         7.60            46.86
December 31, 1993...............   108,000    1,000,000      177,248      173,891         8.66            39.67
December 31, 1994...............   118,800    1,000,000      184,904      182,208         7.10            34.15
December 31, 1995...............   129,600    1,000,000      259,313      257,277        10.33            29.79
December 31, 1996...............   140,400    1,000,000      300,490      299,114        10.49            26.27
December 31, 1997...............   151,200    1,000,000      399,978      399,263        12.38            23.38
December 31, 1998...............   162,000    1,000,000      550,514      550,459        14.38            20.97
December 31, 1999...............   172,800    1,007,163      875,794      875,794        17.57            19.00
December 31, 2000...............   183,600    1,002,281      886,974      886,974        16.03            17.20

AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT



                                      TOTAL                                        INTERNAL RATE    INTERNAL RATE
                                     PREMIUMS     DEATH        CASH     NET CASH    OF RETURN ON    OF RETURN ON
               DATE                    PAID      BENEFIT      VALUE      VALUE     NET CASH VALUE   DEATH BENEFIT
               ----                  --------    -------      -----     --------   --------------   -------------
February 8, 1984...................  $ 10,800   $1,000,000   $  7,497   $      0           --               --
December 31, 1984..................    10,800    1,000,000      7,072          0      -100.00%              --
December 31, 1985..................    21,600    1,000,000     19,770     11,131       -39.22           941.74%
December 31, 1986..................    32,400    1,000,000     33,454     25,475       -12.19           339.28
December 31, 1987..................    43,200    1,000,000     40,743     33,425       -10.45           187.85
December 31, 1988..................    54,000    1,000,000     55,101     48,443        -3.73           124.46
December 31, 1989..................    64,800    1,000,000     79,296     73,298         3.64            90.77
December 31, 1990..................    75,600    1,000,000     84,334     78,996         1.13            70.24
December 31, 1991..................    86,400    1,000,000    113,535    108,857         5.24            56.56
December 31, 1992..................    97,200    1,000,000    130,517    126,500         5.34            46.86
December 31, 1993..................   108,000    1,000,000    154,442    151,085         6.14            39.67
December 31, 1994..................   118,800    1,000,000    165,957    163,261         5.30            34.15
December 31, 1995..................   129,600    1,000,000    232,585    230,549         8.72            29.79
December 31, 1996..................   140,400    1,000,000    282,663    281,287         9.67            26.27
December 31, 1997..................   151,200    1,000,000    364,512    363,797        11.24            23.38
December 31, 1998..................   162,000    1,000,000    438,937    438,882        11.83            20.97
December 31, 1999..................   172,800    1,000,000    496,006    496,006        11.69            18.93
December 31, 2000..................   183,600    1,000,000    535,311    535,311        11.14            17.18


AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT



                                      TOTAL                                        INTERNAL RATE    INTERNAL RATE
                                     PREMIUMS     DEATH        CASH     NET CASH    OF RETURN ON    OF RETURN ON
               DATE                    PAID      BENEFIT      VALUE      VALUE     NET CASH VALUE   DEATH BENEFIT
               ----                  --------    -------      -----     --------   --------------   -------------
April 30, 1998.....................  $ 10,800   $1,000,000   $  7,497   $      0           --               --
December 31, 1998..................    10,800    1,000,000      6,749          0      -100.00%              --
December 31, 1999..................    21,600    1,000,000     26,586     17,837       -15.33         1,343.15%
December 31, 2000..................    32,400    1,000,000     27,627     19,538       -27.63           402.85


------------
    * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

   ** Rates of return and Policy values and benefits shown reflect the Harris
      Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

  *** On December 1, 2000, the Putnam International Stock Portfolio of the
      Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.

 **** On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan
      Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund. Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.

***** The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.

    + Scheduled to be available in the fourth quarter of 2001.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

The information below compares of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect policy charges.

The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

Over the 56 20-year time periods beginning in 1926 and ending in 2000 (i.e., 1926-1945, 1927-1946, and so on through 1981-2000):

-- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 53 of the 56 periods.

-- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 56 periods.

-- Common stock average annual returns exceeded the average annual rate of inflation in each of the 56 periods.

Over the 46 30-year time periods beginning in 1926 and ending in 2000, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 46 periods.

From 1926 through 2000 the average annual return for common stocks was 11.0%, compared to 5.7% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
------------
* Used with permission. (C)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                            ------------------------


                SUMMARY: HISTORICAL S&P STOCK INDEX RESULTS FOR

                            SPECIFIC HOLDING PERIODS


The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending in 2000.


The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                            ------------------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                                             GREATER
                                                       0-      5.01-     10.01-    15.01-     THAN
HOLDING                                  NEGATIVE    5.00%     10.00%    15.00%    20.00%    20.00%
PERIOD                                    RETURN     RETURN    RETURN    RETURN    RETURN    RETURN
-------                                  --------    ------    ------    ------    ------    -------
1 year.................................     26%         4%       11%        7%       12%       40%
5 years................................     10%        14%       14%       31%       18%       13%
10 years...............................      3%        10%       33%       24%       28%        2%
20 years...............................      0%         6%       31%       53%       10%        0%

------------
Used with permission. (C)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                   APPENDIX D

                      USES OF SURVIVORSHIP LIFE INSURANCE

These are examples of ways the Policy can be used to address certain personal, estate and business planning objectives.

ESTATE TAX PAYMENT


Federal estate taxes may be deferred for a married couple until the second death. At that time, the estate tax liability may exceed 50% of a family's estate, although recent legislation will reduce the maximum rate to 45% by 2007. Survivorship life is especially suited to fund for this liability at the second death.


EDUCATION AND SUPPORT OF CHILDREN

Often, parents will have enough insurance to provide for dependent children if one of the parents dies but not enough to provide for them if both parents die. Survivorship life can provide protection against extraordinary expenses if both parents die while the children are dependent.

CHARITABLE GIVING


You can use life insurance to facilitate charitable giving, and survivorship life is especially well suited for this purpose. Assets left to charity at death can be deductible from a decedent's taxable estate. An individual may be reluctant to give assets to charity if a surviving spouse may need support or if the individual wants the children to receive the value of those assets. Survivorship life can enable a client to defer the charitable gift until the spouse dies. At the spouse's death, assets that otherwise would be subject to estate tax can pass to charity. The policy's death benefit proceeds can pass directly to the children, free of income and estate taxes (if the policy is not owned by the survivor), at the same time that the assets in the spouse's estate pass to charity.


GIFTS TO GRANDCHILDREN


Grandparents can provide substantial gifts to grandchildren using survivorship life. For very large estates, survivorship life can take advantage of exemptions from the generation skipping tax to maximize the gifts grandchildren can receive.


BUSINESS USES

You can use survivorship life in business planning to provide benefits or funding for replacement of key people, for buy-sell agreements and the like. The policy can cover two owners, a parent and child active in the business, two related or unrelated key executives, an executive and the executive's spouse, etc. The policy can be used to accumulate cash to help fund a living buyout under a buy-sell agreement or a deferred compensation plan for executives or for directors.


Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax adviser about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E

                                TAX INFORMATION

The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                            ------------------------

                                   TABLE 1.1

  COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND OTHER RETIREMENT
                                 SAVINGS PLANS

                                  CASH-VALUE
                                     LIFE       NON-QUALIFIED                              QUALIFIED
                                  INSURANCE       ANNUITIES            IRA'S                PENSION
                                  ----------    -------------          -----               ---------
Annual Contribution Limits            No             No                 Yes                   Yes
Income Eligibility Limits             No             No                 Yes**                 No
Borrowing Treated as
  Distributions                       No*            Yes         Loans not allowed    Yes, beyond $50,000
Income Ordering Rules (Income
  included in First
  Distribution)                       No*            Yes                Yes                   Yes
Early Withdrawal Penalties            No*            Yes***             Yes***                Yes***
Minimum Distribution Rules by
  Age 70 1/2                          No             No                 Yes                   Yes
Maximum Annual Distribution
  Rules                               No             No                 Yes                   Yes
Anti-discrimination Rules             No             No                 No                    Yes

------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis

  * If the Policy is not a modified endowment contract.

 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.

*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

 This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                   APPENDIX F

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. (See "Death Benefit".)

For the cash value accumulation test, here are sample net single premium factors for a male and female insured, both with an issue age of 55 and both in the nonsmoker preferred risk class.

POLICY YEAR                                                   NET SINGLE PREMIUM FACTOR
-----------                                                   -------------------------
  10........................................................            2.19
  20........................................................            1.57
  30........................................................            1.25
  40........................................................            1.10

If the same insureds were both age 45 at issue, the net single premium factors would be:

POLICY YEAR                                                   NET SINGLE PREMIUM FACTOR
-----------                                                   -------------------------
  10........................................................            3.13
  20........................................................            2.16
  30........................................................            1.56
  40........................................................            1.24
  50........................................................            1.10

For the guideline premium test, here are the corridor factors.

                                    TABLE I

    AGE OF YOUNGER
   INSURED AT START    BASIC CORRIDOR   ENHANCED CORRIDOR
  OF THE POLICY YEAR       FACTOR            FACTOR
  ------------------   --------------   -----------------
   20 through 40           2.50               2.50
        41                 2.43               2.43
        42                 2.36               2.36
        43                 2.29               2.29
        44                 2.22               2.22
        45                 2.15               2.15
        46                 2.09               2.09
        47                 2.03               2.03
        48                 1.97               1.97
        49                 1.91               1.91
        50                 1.85               1.85
        51                 1.78               1.78
        52                 1.71               1.71
        53                 1.64               1.64
        54                 1.57               1.57
        55                 1.50               1.50
        56                 1.46               1.46
        57                 1.42               1.42
        58                 1.38               1.38
        59                 1.34               1.34
        60                 1.30               1.30
        61                 1.28               1.28
        62                 1.26               1.26
        63                 1.24               1.24
        64                 1.22               1.22
        65                 1.20               1.20
        66                 1.19               1.19
        67                 1.18               1.18
        68                 1.17               1.17
        69                 1.16               1.16
        70                 1.15               1.15

    AGE OF YOUNGER
   INSURED AT START    BASIC CORRIDOR   ENHANCED CORRIDOR
  OF THE POLICY YEAR       FACTOR            FACTOR
  ------------------   --------------   -----------------
        71                 1.13               1.13
        72                 1.11               1.11
        73                 1.09               1.09
        74                 1.07               1.07
        75                 1.05               1.05
        76                 1.05               1.05
        77                 1.05               1.05
        78                 1.05               1.05
        79                 1.05               1.05
        80                 1.05               1.05
        81                 1.05               1.10
        82                 1.05               1.15
        83                 1.05               1.20
        84                 1.05               1.25
        85                 1.05               1.30
        86                 1.05               1.35
        87                 1.05               1.40
        88                 1.05               1.45
        89                 1.05               1.50
        90                 1.05               1.50
        91                 1.04               1.50
        92                 1.03               1.50
        93                 1.02               1.50
        94                 1.01               1.50
        95                 1.01               1.50
        96                 1.01               1.40
        97                 1.01               1.30
        98                 1.01               1.20
        99                 1.01               1.10
        100                1.00               1.00

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Mid Cap Value Sub-Account, Growth and Income Sub-Account, Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Investors Sub-Account, Research Managers Sub-Account, Mid Cap Sub-Account, Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, International Stock Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2000, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2001

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000

                                                                      NEW ENGLAND ZENITH FUND
                                       -------------------------------------------------------------------------------------

                                          CAPITAL          BOND          MONEY         STOCK                       MID CAP
                                           GROWTH         INCOME        MARKET         INDEX         MANAGED        VALUE
                                            SUB-           SUB-          SUB-           SUB-          SUB-          SUB-
                                          ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT
                                       --------------   -----------   -----------   ------------   -----------   -----------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $1,104,994,684   $82,042,134   $78,172,290   $198,748,422   $67,409,578   $47,525,461


                                                      NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------
                                         GROWTH
                                           AND          SMALL          U.S.
                                         INCOME          CAP        GOVERNMENT    BALANCED
                                          SUB-           SUB-          SUB-         SUB-
                                         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                       -----------   ------------   ----------   -----------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $96,458,977   $148,720,850    $800,474    $16,883,347

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,682,612   $1,023,706,284
Back Bay Advisors
 Bond Income
 Series.............     748,150       80,453,939
Back Bay Advisors
 Money Market
 Series.............     781,723       78,172,290
Westpeak Stock Index
 Series.............     947,278      153,914,977
Back Bay Advisors
 Managed Series.....     362,573       61,788,403
Harris Oakmark Mid
 Cap Value Series...     324,207       44,151,334
Westpeak Growth and
 Income Series......     525,949       95,448,037
Loomis Sayles Small
 Cap Series.........     706,714      118,617,689
Salomon Brothers U.S
 Government
 Series.............      67,041          780,776
Balanced Series.....   1,243,251       18,709,840
Alger Equity Growth
 Series.............  12,105,440      303,918,419
Davis Venture Value
 Series.............   8,686,269      197,334,456
Salomon Brothers
 Bond Opportunities
 Series.............      95,259        1,177,952
MFS Investors
 Series.............     332,759        3,407,517
MFS Research
 Managers Series....   1,124,079       14,096,128
Janus Mid Cap
 Portfolio..........   1,135,197       38,205,762
Putnam Large Cap
 Growth Portfolio...     694,285        6,295,956
Russell 2000(R)
 Index Portfolio....     209,070        2,811,039
Putnam International
 Stock Portfolio....   1,552,550       18,650,710
VIP Equity-Income
 Portfolio..........   6,886,911      132,223,694
VIP Overseas
 Portfolio..........  10,060,884      197,987,280
VIP High Income
 Portfolio..........   1,608,282       18,986,399
VIP II Asset Manager
 Portfolio..........     935,789       15,154,454
                                   --------------
Total...............               $2,625,993,335
                                   ==============

                                                                      NEW ENGLAND ZENITH FUND
                                       -------------------------------------------------------------------------------------

                                          CAPITAL          BOND          MONEY         STOCK                       MID CAP
                                           GROWTH         INCOME        MARKET         INDEX         MANAGED        VALUE
                                            SUB-           SUB-          SUB-           SUB-          SUB-          SUB-
                                          ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT
                                       --------------   -----------   -----------   ------------   -----------   -----------
 Amount due and accrued (payable)
  from policy-related transactions,
  net................................        (536,538)       51,314    11,778,221        148,893         9,258        16,259
 Dividends receivable................              --            --       288,719             --            --            --
                                       --------------   -----------   -----------   ------------   -----------   -----------
   Total Assets......................   1,104,458,146    82,093,448    90,239,230    198,897,315    67,418,836    47,541,720
LIABILITIES
 Due to New England Life Insurance
  Company............................      81,173,834     7,856,735    16,578,017     21,890,781     6,271,184     4,860,405
                                       --------------   -----------   -----------   ------------   -----------   -----------
   Total Liabilities.................      81,173,834     7,856,735    16,578,017     21,890,781     6,271,184     4,860,405
                                       --------------   -----------   -----------   ------------   -----------   -----------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $1,023,284,312   $74,236,713   $73,661,213   $177,006,534   $61,147,652   $42,681,315
                                       ==============   ===========   ===========   ============   ===========   ===========


                                                      NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------
                                         GROWTH
                                           AND          SMALL          U.S.
                                         INCOME          CAP        GOVERNMENT    BALANCED
                                          SUB-           SUB-          SUB-         SUB-
                                         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                       -----------   ------------   ----------   -----------
 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       25,176        326,596          --         12,584
 Dividends receivable................           --             --          --             --
                                       -----------   ------------    --------    -----------
   Total Assets......................   96,484,153    149,047,446     800,474     16,895,931
LIABILITIES
 Due to New England Life Insurance
  Company............................    1,353,768     16,421,216      46,547      1,876,485
                                       -----------   ------------    --------    -----------
   Total Liabilities.................    1,353,768     16,421,216      46,547      1,876,485
                                       -----------   ------------    --------    -----------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $95,130,385   $132,626,230    $753,927    $15,019,446
                                       ===========   ============    ========    ===========

                       See Notes to Financial Statements

                            NEW ENGLAND ZENITH FUND                                         METROPOLITAN SERIES FUND
     ----------------------------------------------------------------------   -----------------------------------------------------
        EQUITY        VENTURE          BOND                      RESEARCH                   LARGE CAP     RUSSELL     INTERNATIONAL
        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP       GROWTH     2000 INDEX       STOCK
         SUB-           SUB-           SUB-           SUB-         SUB-          SUB-          SUB-         SUB-          SUB-
       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        ACCOUNT
     ------------   ------------   -------------   ----------   -----------   -----------   ----------   ----------   -------------
     $303,362,343   $253,639,040    $1,089,765     $3,407,454   $12,971,876   $26,552,256   $5,068,279   $2,168,053    $19,236,098

          341,940        180,497            --            375        90,550    (1,578,753)     158,608       2,148        (293,800)
               --             --            --             --            --            --           --          --              --
     ------------   ------------    ----------     ----------   -----------   -----------   ----------   ----------    -----------
      303,704,283    253,819,537     1,089,765      3,407,829    13,062,426    24,973,503    5,226,887   2,170,201      18,942,298
       30,821,344     37,636,390        54,576        398,126     1,455,860     1,119,484      731,059       6,989        (445,217)
     ------------   ------------    ----------     ----------   -----------   -----------   ----------   ----------    -----------
       30,821,344     37,636,390        54,576        398,126     1,455,860     1,119,484      731,059       6,989        (445,217)
     ------------   ------------    ----------     ----------   -----------   -----------   ----------   ----------    -----------
     $272,882,939   $216,183,147    $1,035,189     $3,009,703   $11,606,566   $23,854,019   $4,495,828   $2,163,212    $19,387,515
     ============   ============    ==========     ==========   ===========   ===========   ==========   ==========    ===========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------
       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $174,723,160   $194,355,923   $12,978,459   $14,836,762   $2,866,145,685
           41,201        103,836        21,762        13,379       10,913,506
               --             --            --            --          288,719
     ------------   ------------   -----------   -----------   --------------
      174,764,361    194,459,759    13,000,221    14,850,141    2,877,347,910
       17,733,958     11,210,805     1,367,663     1,629,874      262,049,883
     ------------   ------------   -----------   -----------   --------------
       17,733,958     11,210,805     1,367,663     1,629,874      262,049,883
     ------------   ------------   -----------   -----------   --------------
     $157,030,403   $183,248,954   $11,632,558   $13,220,267   $2,615,298,027
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2001 (UNAUDITED)

                                                                                                   NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------------------

                                         CAPITAL         BOND          MONEY         STOCK                       MID CAP
                                          GROWTH        INCOME        MARKET         INDEX         MANAGED        VALUE
                                           SUB-          SUB-          SUB-           SUB-          SUB-          SUB-
                                         ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   -----------   -----------   ------------   -----------   -----------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $940,728,808   $92,569,345   $81,052,840   $185,871,259   $63,688,703   $59,633,382


                                                                     NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------
                                         GROWTH
                                           AND          SMALL          U.S.
                                         INCOME          CAP        GOVERNMENT    BALANCED
                                          SUB-           SUB-          SUB-         SUB-
                                         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                       -----------   ------------   ----------   -----------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $88,986,590   $129,905,011    $821,970    $16,539,196

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,653,828   $1,013,258,643
Back Bay Advisors
 Bond Income
 Series.............     814,011       87,847,918
Back Bay Advisors
 Money Market
 Series.............     810,528       81,052,840
Westpeak Stock Index
 Series.............   1,005,035      165,693,445
Back Bay Advisors
 Managed Series.....     367,357       62,676,246
Harris Oakmark Mid
 Cap Value Series...     380,679       53,068,555
Westpeak Growth and
 Income Series......     541,874       98,280,020
Loomis Sayles Small
 Cap Series.........     735,631      124,351,921
Salomon Brothers
 U.S. Government
 Series.............      67,264          783,635
Balanced Series.....   1,302,299       19,502,180
Alger Equity Growth
 Series.............  12,612,078      316,531,965
Davis Venture Value
 Series.............  10,287,179      239,912,457
Salomon Brothers
 Bond Opportunities
 Series.............      96,761        1,195,830
MFS Investors
 Series.............     397,163        4,040,044
MFS Research
 Managers Series....   1,340,968       16,493,889
Janus Mid Cap
 Portfolio..........   1,432,964       44,592,611
Putnam Large Cap
 Growth Portfolio...   1,023,094        8,641,733
Russell 2000 Index
 Portfolio..........     312,482        3,884,716
Putnam International
 Stock Portfolio....   1,836,384       21,678,624
VIP Equity-Income
 Portfolio..........   7,444,804      145,838,801
VIP Overseas
 Portfolio..........  11,208,040      219,341,998
VIP High Income
 Portfolio..........   1,907,402       21,789,555
VIP II Asset Manager
 Portfolio..........   1,061,327       17,081,425
                                   --------------
Total...............               $2,767,539,052
                                   ==============



                                                                                                   NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------------------

                                         CAPITAL         BOND          MONEY         STOCK                       MID CAP
                                          GROWTH        INCOME        MARKET         INDEX         MANAGED        VALUE
                                           SUB-          SUB-          SUB-           SUB-          SUB-          SUB-
                                         ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   -----------   -----------   ------------   -----------   -----------
 Amount due and accrued (payable)
  from policy-related transactions,
  net................................      (353,138)     (240,962)    1,575,962         70,776        11,607      (138,346)
 Dividends receivable................            --            --       403,283             --            --            --
                                       ------------   -----------   -----------   ------------   -----------   -----------
   Total Assets......................   940,375,670    92,328,383    83,032,085    185,942,035    63,700,310    59,495,036
LIABILITIES
 Due to New England Life Insurance
  Company............................    71,955,763     9,889,470    11,942,507     22,409,858     6,281,835     6,583,906
                                       ------------   -----------   -----------   ------------   -----------   -----------
   Total Liabilities.................    71,955,763     9,889,470    11,942,507     22,409,858     6,281,835     6,583,906
                                       ------------   -----------   -----------   ------------   -----------   -----------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $868,419,907   $82,438,913   $71,089,578   $163,532,177   $57,418,475   $52,911,130
                                       ============   ===========   ===========   ============   ===========   ===========



                                                                     NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------
                                         GROWTH
                                           AND          SMALL          U.S.
                                         INCOME          CAP        GOVERNMENT    BALANCED
                                          SUB-           SUB-          SUB-         SUB-
                                         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                       -----------   ------------   ----------   -----------
 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       12,104         57,782     (14,885)        (3,148)
 Dividends receivable................           --             --          --             --
                                       -----------   ------------    --------    -----------
   Total Assets......................   88,998,694    129,962,793     807,085     16,536,048
LIABILITIES
 Due to New England Life Insurance
  Company............................      543,527     14,926,318     110,007      2,244,818
                                       -----------   ------------    --------    -----------
   Total Liabilities.................      543,527     14,926,318     110,007      2,244,818
                                       -----------   ------------    --------    -----------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $88,455,167   $115,036,475    $697,078    $14,291,230
                                       ===========   ============    ========    ===========



                       See Notes to Financial Statements


                                                                                    METROPOLITAN SERIES FUND
--------------------------------------------------------------------------   ---------------------------------------
       EQUITY        VENTURE          BOND                      RESEARCH                   LARGE CAP    RUSSEL 2000
       GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID-CAP       GROWTH        INDEX
        SUB-           SUB-           SUB-           SUB-         SUB-          SUB-          SUB-          SUB-
      ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT
    ------------   ------------   -------------   ----------   -----------   -----------   ----------   ------------
    $280,744,854   $243,394,664    $1,135,011     $3,558,578   $12,846,475   $23,142,374   $5,463,323    $3,012,325

                                                                              VARIABLE
                                                                              INSURANCE
                                            VARIABLE INSURANCE                PRODUCTS
           METROPOLITAN SERIES FUND            PRODUCTS FUND                   FUND II
           -------------------   -----------------------------------------   -----------   --------------
                 INTERNATIONAL     EQUITY-                        HIGH          ASSET
                     STOCK          INCOME        OVERSEAS       INCOME        MANAGER
                     SUB-            SUB-           SUB-          SUB-          SUB-
                    ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
                 -------------   ------------   ------------   -----------   -----------   --------------
                  $19,392,219    $167,433,639   $175,517,905   $13,828,662   $15,007,158   $2,624,274,291

                                                                                    METROPOLITAN SERIES FUND
--------------------------------------------------------------------------   ---------------------------------------
       EQUITY        VENTURE          BOND                      RESEARCH                   LARGE CAP    RUSSEL 2000
       GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID-CAP       GROWTH        INDEX
        SUB-           SUB-           SUB-           SUB-         SUB-          SUB-          SUB-          SUB-
      ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT
    ------------   ------------   -------------   ----------   -----------   -----------   ----------   ------------
         115,486        161,800       (10,440)        33,891        29,311        64,368       13,620           730
              --             --            --
    ------------   ------------    ----------     ----------   -----------   -----------   ----------    ----------
     280,860,340    243,556,464     1,124,571      3,592,469    12,875,786    23,206,742    5,476,943     3,013,055
      31,822,877     39,925,230       167,440        467,509     1,628,451     2,133,899      646,470       198,019
    ------------   ------------    ----------     ----------   -----------   -----------   ----------    ----------
      31,822,877     39,925,230       167,440        467,509     1,628,451     2,133,899      646,470       198,019
    ------------   ------------    ----------     ----------   -----------   -----------   ----------    ----------
    $249,037,463   $203,631,234    $  957,131     $3,124,960   $11,247,335   $21,072,843   $4,830,473    $2,815,036
    ============   ============    ==========     ==========   ===========   ===========   ==========    ==========

                                                                   VARIABLE
                                                                   INSURANCE
                                 VARIABLE INSURANCE                PRODUCTS
METROPOLITAN SERIES FUND            PRODUCTS FUND                   FUND II
-------------------   -----------------------------------------   -----------   --------------
      INTERNATIONAL     EQUITY-                        HIGH          ASSET
          STOCK          INCOME        OVERSEAS       INCOME        MANAGER
          SUB-            SUB-           SUB-          SUB-          SUB-
         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
      -------------   ------------   ------------   -----------   -----------   --------------
           45,086          31,663         (22,972)       30,726           577        1,471,598
                               --              --            --            --          403,283
      -----------    ------------    ------------   -----------   -----------   --------------
       19,437,305     167,465,302     175,494,933    13,859,388    15,007,735    2,626,149,172
         (333,902)     17,916,370      14,006,472     1,838,614     1,891,100      259,196,558
      -----------    ------------    ------------   -----------   -----------   --------------
         (333,902)     17,916,370      14,006,472     1,838,614     1,891,100      259,196,558
      -----------    ------------    ------------   -----------   -----------   --------------
      $19,771,207    $149,548,932    $161,488,461   $12,020,774   $13,116,635   $2,366,952,614
      ===========    ============    ============   ===========   ===========   ==============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2000 (UNAUDITED)

                                                                                                     NEW ENGLAND ZENITH FUND
                                       -------------------------------------------------------------------------------------

                                          CAPITAL          BOND          MONEY         STOCK                       MID CAP
                                           GROWTH         INCOME        MARKET         INDEX         MANAGED        VALUE
                                            SUB-           SUB-          SUB-           SUB-          SUB-          SUB-
                                          ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT
                                       --------------   -----------   -----------   ------------   -----------   -----------
ASSETS
 Investments in New England Zenith
  Fund, Variable Insurance Products
  Fund, and Variable Insurance
  Products Fund II at value (Note
  2).................................  $1,224,831,778   $75,018,394   $74,333,036   $198,362,163   $70,790,900   $37,506,067


                                                                     NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------
                                         GROWTH
                                           AND          SMALL          U.S.
                                         INCOME          CAP        GOVERNMENT    BALANCED
                                          SUB-           SUB-          SUB-         SUB-
                                         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                       -----------   ------------   ----------   -----------
ASSETS
 Investments in New England Zenith
  Fund, Variable Insurance Products
  Fund, and Variable Insurance
  Products Fund II at value (Note
  2).................................  $98,480,751   $132,033,289    $755,464    $16,076,381

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,772,806   $1,059,988,212
Back Bay Advisors
 Bond Income
 Series.............     724,046       77,903,993
Back Bay Advisors
 Money Market
 Series.............     743,330       74,333,036
Westpeak Stock Index
 Series.............     839,664      129,847,909
Back Bay Advisors
 Managed Series.....     350,624       59,444,549
Harris Oakmark
 Midcap Value
 Series.............     300,867       40,938,865
Westpeak Growth and
 Income Series......     493,588       89,327,711
Loomis Sayles Small
 Cap Series.........     573,808       89,940,262
Salomon Brothers
 U.S. Government
 Series.............      68,866          802,006
Balanced Series.....   1,160,750       17,890,151
Alger Equity Growth
 Series.............   9,583,080      230,433,040
Morgan Stanley
 International
 Magnum Equity
 Series.............   1,478,233       17,166,111
Davis Venture Value
 Series.............   6,797,995      143,089,905
Salomon Brothers
 Bond Opportunities
 Series.............      92,495        1,148,230
MFS Investors
 Series.............     122,183        1,219,008
MFS Research
 Managers Series....     231,188        2,684,371
VIP Equity-Income
 Portfolio..........   6,962,132      135,280,541
VIP Overseas
 Portfolio..........   8,042,980      161,713,071
VIP High Income
 Portfolio..........   1,455,848       17,283,742
VIP II Asset Manager
 Portfolio..........     824,835       13,435,858
                                   --------------
Total...............               $2,363,870,571
                                   ==============

                                                                      NEW ENGLAND ZENITH FUND
                                       -------------------------------------------------------------------------------------
                                          CAPITAL          BOND          MONEY         STOCK                        MID CAP
                                           GROWTH         INCOME        MARKET         INDEX         MANAGED         VALUE
                                            SUB-           SUB-          SUB-           SUB-          SUB-           SUB-
                                          ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT
                                       --------------   -----------   -----------   ------------   -----------   -----------

 Amount due and accrued (payable)
  from policy-related
  transactions, net..................        (380,452)      (11,188)    1,138,751        (48,468)      (10,153)      (40,402)
 Dividends receivable................              --            --       449,255             --            --            --
                                       --------------   -----------   -----------   ------------   -----------   -----------
   Total Assets......................   1,224,451,326    75,007,206    75,921,042    198,313,695    70,780,747    37,465,665
LIABILITIES
 Due to New England Life Insurance
  Company............................      80,800,186     6,491,058    10,382,089     19,280,446     6,338,693     3,590,680
                                       --------------   -----------   -----------   ------------   -----------   -----------
   Total Liabilities.................      80,800,186     6,491,058    10,382,089     19,280,446     6,338,693     3,590,680
                                       --------------   -----------   -----------   ------------   -----------   -----------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $1,143,651,140   $68,516,148   $65,538,953   $179,033,249   $64,442,054   $33,874,985
                                       ==============   ===========   ===========   ============   ===========   ===========

                                                      NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------
                                         GROWTH
                                           AND          SMALL          U.S.
                                         INCOME          CAP        GOVERNMENT    BALANCED
                                          SUB-           SUB-          SUB-          SUB-
                                         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                       -----------   ------------   ----------   -----------
 Amount due and accrued (payable)
  from policy-related
  transactions, net..................     (137,126)       145,193     (14,535)        17,804
 Dividends receivable................           --             --          --             --
                                       -----------   ------------    --------    -----------
   Total Assets......................   98,343,625    132,178,482     740,929     16,094,185
LIABILITIES
 Due to New England Life Insurance
  Company............................    7,312,636     13,553,996      37,765      1,573,119
                                       -----------   ------------    --------    -----------
   Total Liabilities.................    7,312,636     13,553,996      37,765      1,573,119
                                       -----------   ------------    --------    -----------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $91,030,989   $118,624,486    $703,164    $14,521,066
                                       ===========   ============    ========    ===========


                       See Notes to Financial Statements


     -------------------------------------------------------------------------------------
                    INTERNATIONAL
        EQUITY         MAGNUM         VENTURE          BOND                      RESEARCH
        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS     MANAGERS
         SUB-           SUB-            SUB-           SUB-           SUB-         SUB-
       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
     ------------   -------------   ------------   -------------   ----------   ----------
     $311,450,095    $20,621,353    $198,637,422    $1,003,574     $1,273,148   $3,000,823

           37,445         24,624         105,031        (4,290)           130       26,758
               --             --              --            --             --           --
     ------------    -----------    ------------    ----------     ----------   ----------
      311,487,540     20,645,977     198,742,453       999,284      1,273,278    3,027,581
       35,211,099      2,217,548      24,280,623        49,285        179,988      405,499
     ------------    -----------    ------------    ----------     ----------   ----------
       35,211,099      2,217,548      24,280,623        49,285        179,988      405,499
     ------------    -----------    ------------    ----------     ----------   ----------
     $276,276,441    $18,428,429    $174,461,830    $  949,999     $1,093,290   $2,622,082
     ============    ===========    ============    ==========     ==========   ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $159,711,311   $199,385,480   $14,820,532   $14,030,450   $2,852,122,411
          182,315        197,316       (73,105)      (27,315)       1,128,333
               --             --            --            --          449,255
     ------------   ------------   -----------   -----------   --------------
      159,893,626    199,582,796    14,747,427    14,003,135    2,853,699,999
       15,143,793     13,756,653     1,437,750     1,434,350      243,477,256
     ------------   ------------   -----------   -----------   --------------
       15,143,793     13,756,653     1,437,750     1,434,350      243,477,256
     ------------   ------------   -----------   -----------   --------------
     $144,749,833   $185,826,143   $13,309,677   $12,568,785   $2,610,222,743
     ============   ============   ===========   ===========   ==============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                         NEW ENGLAND ZENITH FUND
                                 ------------------------------------------------------------------------------------------------
                                                                                                                        GROWTH
                                   CAPITAL         BOND         MONEY         STOCK                       MID CAP         AND
                                    GROWTH        INCOME        MARKET        INDEX         MANAGED        VALUE        INCOME
                                     SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-
                                   ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
INCOME
 Dividends.....................  $  6,825,924   $        --   $4,511,876   $    149,711   $ 1,581,304   $        --   $ 2,499,909
EXPENSE
 Mortality and expense risk
  charge (Note 3)..............     6,877,345       511,944      500,145      1,351,047       448,504       259,625       659,437
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net investment income
  (loss).......................       (51,421)     (511,944)   4,011,731     (1,201,336)    1,132,800      (259,625)    1,840,472
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   144,771,302    (4,499,584)          --     63,685,270     9,600,369    (4,330,144)    8,566,144
  End of period................    81,288,400     1,588,195           --     44,833,445     5,621,175     3,374,127     1,010,940
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net change in unrealized
  appreciation
  (depreciation)...............   (63,482,902)    6,087,779           --    (18,851,825)   (3,979,194)    7,704,271    (7,555,204)
 Net realized gain (loss) on
  investments..................        65,557       (36,738)          --       (203,449)      (42,829)      (23,066)      (18,902)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net realized and unrealized
  gain (loss) on investments...   (63,417,345)    6,051,041           --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $(63,468,766)  $ 5,539,097   $4,011,731   $(20,256,610)  $(2,889,223)  $ 7,421,580   $(5,733,634)
                                 ============   ===========   ==========   ============   ===========   ===========   ===========


                                                NEW ENGLAND ZENITH FUND
                                 -----------------------------------------------------

                                    SMALL         U.S.                       EQUITY
                                     CAP       GOVERNMENT    BALANCED        GROWTH
                                    SUB-          SUB-         SUB-           SUB-
                                   ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
                                 -----------   ----------   -----------   ------------
INCOME
 Dividends.....................  $ 1,181,882    $     --    $     5,904   $  3,306,492
EXPENSE
 Mortality and expense risk
  charge (Note 3)..............      902,187       7,636        117,597      1,981,053
                                 -----------    --------    -----------   ------------
 Net investment income
  (loss).......................      279,695      (7,636)      (111,693)     1,325,439
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   27,466,967     (56,822)    (1,387,395)    52,277,058
  End of period................   30,103,161      19,698     (1,826,493)      (556,076)
                                 -----------    --------    -----------   ------------
 Net change in unrealized
  appreciation
  (depreciation)...............    2,636,194      76,520       (439,098)   (52,833,134)
 Net realized gain (loss) on
  investments..................      145,497         148         79,174        416,391
                                 -----------    --------    -----------   ------------
 Net realized and unrealized
  gain (loss) on investments...    2,781,691      76,668       (359,924)   (52,416,743)
                                 -----------    --------    -----------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $ 3,061,386    $ 69,032    $  (471,617)  $(51,091,304)
                                 ===========    ========    ===========   ============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                           METROPOLITAN SERIES FUND
    ---------------------------------------------------------------------   -------------------------------------------------------
    INTERNATIONAL                                                                                         RUSSELL
       MAGNUM                         BOND                     RESEARCH                     LARGE CAP      2000+     INTERNATIONAL+
      EQUITY++        VENTURE     OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP+       GROWTH+       INDEX         STOCK
        SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-         SUB-           SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT
    -------------   -----------   -------------   ---------   -----------   ------------   -----------   ---------   --------------
     $   374,965    $        --     $      --     $    966    $     2,453   $  1,356,774   $        --   $ 306,539      $    679
         128,687      1,440,887        10,241       13,612         41,150         62,269        10,822       5,829        17,583
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
         246,278     (1,440,887)      (10,241)     (12,646)       (38,697)     1,294,505       (10,822)    300,710       (16,904)
       3,645,897     38,403,888      (154,569)      20,670        138,291             --            --          --            --
         (48,155)    56,304,584       (88,187)         (63)    (1,124,252)   (11,653,506)   (1,227,677)   (642,986)      633,543
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,694,052)    17,900,696        66,382      (20,733)    (1,262,543)   (11,653,506)   (1,227,677)   (642,986)      633,543
         (10,214)      (178,858)        5,936       (1,002)        60,137        764,362         4,567      22,026         6,780
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,683,838)    17,721,838        72,318      (21,735)    (1,202,406)   (10,889,144)   (1,223,110)   (620,960)      640,323
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
     $(3,437,560)   $16,280,951     $  62,077     $(34,381)   $(1,241,103)  $ (9,594,639)  $(1,233,932)  $(320,250)     $623,419
     ===========    ===========     =========     ========    ===========   ============   ===========   =========      ========

                                                 VARIABLE
                                                 INSURANCE
                                                 PRODUCTS
         VARIABLE INSURANCE PRODUCTS FUND         FUND II
     ----------------------------------------   -----------   -------------

       EQUITY-                       HIGH          ASSET
       INCOME        OVERSEAS       INCOME        MANAGER
        SUB-           SUB-          SUB-          SUB-
       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     -----------   ------------   -----------   -----------   -------------
     $13,394,545   $ 16,105,748   $ 1,006,372   $ 1,452,323   $  54,064,366
       1,054,512      1,056,320       103,143        95,403      17,656,978
     -----------   ------------   -----------   -----------   -------------
      12,340,033     15,049,428       903,229     1,356,920      36,407,388
      42,410,113     51,864,228      (919,900)    1,757,628     433,259,411
      42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
     -----------   ------------   -----------   -----------   -------------
          89,353    (55,495,585)   (5,088,040)   (2,075,320)   (193,107,061)
        (452,602)        27,078       261,479        16,825         928,725
     -----------   ------------   -----------   -----------   -------------
        (363,249)   (55,468,507)   (4,826,561)   (2,058,495)   (192,178,336)
     -----------   ------------   -----------   -----------   -------------
     $11,976,784   $(40,419,079)  $(3,923,332)  $  (701,575)  $(155,770,948)
     ===========   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                      NEW ENGLAND ZENITH FUND
                                            ---------------------------------------------------------------------------------

                                              CAPITAL         BOND         MONEY         STOCK                      MID CAP
                                               GROWTH        INCOME        MARKET        INDEX        MANAGED        VALUE
                                                SUB-          SUB-          SUB-         SUB-          SUB-          SUB-
                                              ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                            ------------   -----------   ----------   -----------   -----------   -----------
INCOME
 Dividends................................  $239,049,928   $ 5,475,221   $5,083,165   $ 4,154,533   $ 9,783,326   $   459,624
EXPENSE
 Mortality and expense risk charge (Note
   3).....................................     6,723,595       471,818      638,578     1,013,735       421,255       330,436
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net investment income (loss).............   232,326,333     5,003,403    4,444,587     3,140,798     9,362,071       129,188
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   215,969,495     1,209,273           --    39,965,167    13,285,666    (3,807,527)
   End of period..........................   144,771,302    (4,499,584)          --    63,685,270     9,600,369    (4,330,144)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (71,198,193)   (5,708,857)          --    23,720,103    (3,685,297)     (522,617)
 Net realized gain (loss) on
   investments............................      (572,298)        1,487           --       (52,322)      (65,614)       (9,202)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (71,770,491)   (5,707,370)          --    23,667,781    (3,750,911)     (531,819)
                                            ------------   -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $160,555,842   $  (703,967)  $4,444,587   $26,808,579   $ 5,611,160   $  (402,631)
                                            ============   ===========   ==========   ===========   ===========   ===========


                                              NEW ENGLAND ZENITH FUND
                                            -------------------------
                                              GROWTH
                                                AND          SMALL
                                              INCOME          CAP
                                               SUB-          SUB-
                                              ACCOUNT       ACCOUNT
                                            -----------   -----------
INCOME
 Dividends................................  $12,174,462   $   260,319
EXPENSE
 Mortality and expense risk charge (Note
   3).....................................      578,297       538,571
                                            -----------   -----------
 Net investment income (loss).............   11,596,165      (278,252)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   13,616,695     3,516,783
   End of period..........................    8,566,144    27,466,967
                                            -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (5,050,551)   23,950,184
 Net realized gain (loss) on
   investments............................      (33,403)        2,146
                                            -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (5,083,954)   23,952,330
                                            -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $ 6,512,211   $23,674,078
                                            ===========   ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------------------------------
                                             INTERNATIONAL
       U.S.                      EQUITY         MAGNUM         VENTURE         BOND                     RESEARCH
    GOVERNMENT    BALANCED       GROWTH         EQUITY          VALUE      OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-         SUB-          SUB-           SUB-           SUB-           SUB-           SUB-        SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   -----------   -------------   -----------   -------------   ----------   ---------
     $ 46,383    $   998,875   $26,651,028    $   60,426     $ 3,101,039     $  90,809      $ 1,921     $     --
       10,668        126,629     1,069,420       119,372         961,922        24,177          533        1,540
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
       35,715        872,246    25,581,608       (58,946)      2,139,117        66,632        1,388       (1,540)
       15,209      1,036,991    30,707,168       194,954      20,008,648       (46,594)          --           --
      (56,822)    (1,387,395)   52,277,058     3,645,897      38,403,888      (154,569)      20,670      138,291
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (72,031)    (2,424,386)   21,569,890     3,450,943      18,395,240      (107,975)      20,670      138,291
       (1,634)       (14,874)     (116,438)       (4,634)        (47,139)        1,097        8,670      (34,566)
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (73,665)    (2,439,260)   21,453,452     3,446,309      18,348,101      (106,878)      29,340      103,725
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
     $(37,950)   $(1,567,014)  $47,035,060    $3,387,363     $20,487,218     $ (40,246)     $30,728     $102,185
     ========    ===========   ===========    ==========     ===========     =========      =======     ========

                                               VARIABLE
                                              INSURANCE
               VARIABLE INSURANCE              PRODUCTS
                 PRODUCTS FUND                 FUND II
---  --------------------------------------   ----------   ------------

       EQUITY-                      HIGH        ASSET
       INCOME       OVERSEAS       INCOME      MANAGER
        SUB-          SUB-          SUB-         SUB-
       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        TOTAL
     -----------   -----------   ----------   ----------   ------------
     $ 7,478,140   $ 3,746,050   $1,147,254   $  713,060   $320,475,563
       1,005,310       681,381       87,077       74,260     14,878,574
     -----------   -----------   ----------   ----------   ------------
       6,472,830     3,064,669    1,060,177      638,800    305,596,989
      39,593,709    14,768,529     (611,552)   1,247,559    390,670,173
      42,410,113    51,864,228     (919,900)   1,757,628    433,259,411
     -----------   -----------   ----------   ----------   ------------
       2,816,404    37,095,699     (308,348)     510,069     42,589,238
        (592,373)     (370,244)      48,706       (3,669)    (1,856,304)
     -----------   -----------   ----------   ----------   ------------
       2,224,031    36,725,455     (259,642)     506,400     40,732,934
     -----------   -----------   ----------   ----------   ------------
     $ 8,696,861   $39,790,124   $  800,535   $1,145,200   $346,329,923
     ===========   ===========   ==========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                             NEW ENGLAND ZENITH FUND
                                                  ------------------------------------------------------------------

                                                    CAPITAL         BOND        MONEY         STOCK
                                                     GROWTH        INCOME       MARKET        INDEX        MANAGED
                                                      SUB-          SUB-         SUB-         SUB-          SUB-
                                                    ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
                                                  ------------   ----------   ----------   -----------   -----------
INCOME
 Dividends......................................  $136,031,595   $4,500,888   $2,243,738   $ 1,665,717   $ 4,920,327
EXPENSE
 Mortality and expense risk charge (Note 3).....     5,675,180      329,452      281,233       574,859       295,717
                                                  ------------   ----------   ----------   -----------   -----------
 Net investment income (loss)...................   130,356,415    4,171,436    1,962,505     1,090,858     4,624,610
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
   investments:
   Beginning of period..........................    91,366,363      892,059           --    19,889,059     9,447,437
   End of period................................   215,969,495    1,209,273           --    39,965,167    13,285,666
                                                  ------------   ----------   ----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation)...............................   124,603,132      317,214           --    20,076,109     3,838,229
 Net realized gain on investments...............     5,610,899        1,800           --       190,803       163,910
                                                  ------------   ----------   ----------   -----------   -----------
 Net realized and unrealized gain (loss) on
   investments..................................   130,214,031      319,014           --    20,266,912     4,002,139
                                                  ------------   ----------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................  $260,570,446   $4,490,449   $1,962,505   $21,357,770   $ 8,626,750
                                                  ============   ==========   ==========   ===========   ===========


                                                     NEW ENGLAND ZENITH FUND
                                                  --------------------------
                                                                   GROWTH
                                                    MID CAP          AND
                                                     VALUE         INCOME
                                                      SUB-          SUB-
                                                    ACCOUNT        ACCOUNT
                                                  ------------   -----------
INCOME
 Dividends......................................  $  8,522,091   $ 4,438,526
EXPENSE
 Mortality and expense risk charge (Note 3).....       213,136       321,673
                                                  ------------   -----------
 Net investment income (loss)...................     8,308,955     4,116,853
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
   investments:
   Beginning of period..........................     6,964,381     6,858,665
   End of period................................    (3,807,527)   13,616,695
                                                  ------------   -----------
 Net change in unrealized appreciation
   (depreciation)...............................   (10,771,908)    6,758,031
 Net realized gain on investments...............       236,891        14,655
                                                  ------------   -----------
 Net realized and unrealized gain (loss) on
   investments..................................   (10,535,017)    6,772,686
                                                  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................  $ (2,226,063)  $10,889,538
                                                  ============   ===========

                       See Notes to Financial Statements


     -------------------------------------------------------------------------------------------------
                                                           INTERNATIONAL
        SMALL         U.S.                     EQUITY         MAGNUM         VENTURE         BOND
         CAP       GOVERNMENT    BALANCED      GROWTH         EQUITY          VALUE      OPPORTUNITIES
        SUB-          SUB-         SUB-         SUB-           SUB-           SUB-           SUB-
       ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
     -----------   ----------   ----------   -----------   -------------   -----------   -------------
     $ 1,148,975    $32,331     $  607,129   $ 3,598,904     $ 251,292     $ 2,912,129     $ 81,480
         380,727     (2,318)        52,939       452,661        48,632         512,333       (9,440)
     -----------    -------     ----------   -----------     ---------     -----------     --------
         768,248     34,649        554,190     3,146,243       202,660       2,399,796       90,920
       5,422,058     (1,916)       642,612     5,391,267      (155,005)     10,716,783       (2,256)
       3,516,783     15,209      1,036,991    30,707,168       194,954      20,008,648      (46,594)
     -----------    -------     ----------   -----------     ---------     -----------     --------
      (1,905,274)    17,125        394,379    25,315,901       349,959       9,291,865      (44,337)
          20,862         11          6,840        56,142         5,897          22,521          493
     -----------    -------     ----------   -----------     ---------     -----------     --------
      (1,884,412)    17,136        401,219    25,372,043       355,856       9,314,386      (43,844)
     -----------    -------     ----------   -----------     ---------     -----------     --------
     $(1,116,164)   $51,785     $  955,409   $28,518,286     $ 558,517     $11,714,181     $ 47,076
     ===========    =======     ==========   ===========     =========     ===========     ========

                                                 VARIABLE
                                                INSURANCE
                VARIABLE INSURANCE               PRODUCTS
                   PRODUCTS FUND                 FUND II
      ---------------------------------------   ----------   ------------

        EQUITY-                      HIGH         ASSET
        INCOME       OVERSEAS       INCOME       MANAGER
         SUB-          SUB-          SUB-          SUB-
        ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
      -----------   -----------   -----------   ----------   ------------
      $ 8,088,940   $ 6,093,523   $ 1,064,286   $  835,511   $187,037,382
          902,569       550,070        67,547       50,140     10,697,110
      -----------   -----------   -----------   ----------   ------------
        7,186,371     5,543,453       996,739      785,371    176,340,272
       32,699,163    11,137,299       964,520      971,097    203,203,584
       39,593,709    14,768,529      (611,552)   1,247,559    390,670,172
      -----------   -----------   -----------   ----------   ------------
        6,894,545     3,631,231    (1,576,072)     276,461    187,466,588
          561,003       333,272        20,913        4,137      7,251,049
      -----------   -----------   -----------   ----------   ------------
        7,455,548     3,964,503    (1,555,159)     280,598    194,717,637
      -----------   -----------   -----------   ----------   ------------
      $14,641,919   $ 9,507,956   $  (558,420)  $1,065,969   $371,057,909
      ===========   ===========   ===========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

                                 ---------------------------------------------------------------------------------

                                    CAPITAL         BOND        MONEY         STOCK                       MIDCAP
                                    GROWTH         INCOME       MARKET        INDEX         MANAGED       VALUE
                                     SUB-           SUB-         SUB-          SUB-          SUB-          SUB-
                                    ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT
                                 -------------   ----------   ----------   ------------   -----------   ----------
INCOME
 Dividends.....................  $          --   $       --   $1,094,600   $         --   $        --   $  378,221
EXPENSE
 Mortality and expense risk
  charge (Note 3)..............      2,506,096      227,572      172,462        524,763       174,377      141,281
                                 -------------   ----------   ----------   ------------   -----------   ----------
 Net investment income
  (loss).......................     (2,506,096)    (227,572)     922,138       (524,763)     (174,377)     236,940
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........     81,288,400    1,588,195           --     44,833,445     5,621,175    3,374,127
  End of period................    (72,529,836)   4,721,427           --     20,177,814     1,012,457    6,564,826
                                 -------------   ----------   ----------   ------------   -----------   ----------
 Net change in unrealized
  appreciation
  (depreciation)...............   (153,818,236)   3,133,232           --    (24,655,631)   (4,608,718)   3,190,699
 Net realized gain (loss) on
  investments..................        108,945         (398)          --           (957)       (2,738)      (4,796)
                                 -------------   ----------   ----------   ------------   -----------   ----------
 Net realized and unrealized
  gain (loss) on investments...   (153,709,291)   3,132,834           --    (24,656,588)   (4,611,456)   3,185,903
                                 -------------   ----------   ----------   ------------   -----------   ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $(156,215,387)  $2,905,262   $  922,138   $(25,181,351)  $(4,785,833)  $3,422,843
                                 =============   ==========   ==========   ============   ===========   ==========


                                                NEW ENGLAND ZENITH FUND
                                 ---------------------------------------------------------------------
                                    GROWTH
                                     AND           SMALL          U.S.                       EQUITY
                                    INCOME          CAP        GOVERNMENT    BALANCED        GROWTH
                                     SUB-           SUB-          SUB-         SUB-           SUB-
                                   ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                 ------------   ------------   ----------   -----------   ------------
INCOME
 Dividends.....................  $         --   $         --    $    --     $        --   $         --
EXPENSE
 Mortality and expense risk
  charge (Note 3)..............       250,661        379,271      1,980          47,369        756,730
                                 ------------   ------------    -------     -----------   ------------
 Net investment income
  (loss).......................      (250,661)      (379,271)    (1,980)        (47,369)      (756,730)
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........     1,010,940     30,103,161     19,698      (1,826,493)      (556,076)
  End of period................    (9,293,430)     5,553,091     38,335      (2,962,984)   (35,787,111)
                                 ------------   ------------    -------     -----------   ------------
 Net change in unrealized
  appreciation
  (depreciation)...............   (10,304,370)   (24,550,070)    18,637      (1,136,491)   (35,231,035)
 Net realized gain (loss) on
  investments..................        19,366         15,206        (38)          2,178         44,214
                                 ------------   ------------    -------     -----------   ------------
 Net realized and unrealized
  gain (loss) on investments...   (10,285,004)   (24,534,864)    18,599      (1,134,313)   (35,186,821)
                                 ------------   ------------    -------     -----------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $(10,535,665)  $(24,914,135)   $16,619     $(1,181,682)  $(35,943,551)
                                 ============   ============    =======     ===========   ============


                       See Notes to Financial Statements


                                                                            METROPOLITAN SERIES FUND
----------------------------------------------------------   ------------------------------------------------------
                                                                                           RUSSELL
                       BOND                     RESEARCH                     LARGE CAP      2000      INTERNATIONAL
      VENTURE      OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP        GROWTH        INDEX         STOCK
     VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-         SUB-          SUB-
      ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT
    ------------   -------------   ---------   -----------   ------------   -----------   ---------   -------------
    $ 25,909,682     $     --      $      --   $        --   $         --   $        --   $      --    $        --
         673,324        2,744          8,298        32,422         62,800        12,812       5,742         53,221
    ------------     --------      ---------   -----------   ------------   -----------   ---------    -----------
      25,236,358       (2,744)        (8,298)      (32,422)       (62,800)      (12,812)     (5,742)       (53,221)
      56,304,584      (88,187)           (63)   (1,124,252)   (11,653,506)   (1,227,677)   (642,986)       585,388
       3,482,206      (60,819)      (481,466)   (3,647,415)   (21,450,237)   (3,178,410)   (872,391)    (2,286,405)
    ------------     --------      ---------   -----------   ------------   -----------   ---------    -----------
     (52,822,378)      27,368       (481,403)   (2,523,163)    (9,796,731)   (1,950,733)   (229,405)    (2,871,793)
          13,920          116            144         3,618         32,274        88,794       8,161          4,264
    ------------     --------      ---------   -----------   ------------   -----------   ---------    -----------
     (52,808,458)      27,484       (481,259)   (2,519,545)    (9,764,457)   (1,861,939)   (221,244)    (2,867,529)
    ------------     --------      ---------   -----------   ------------   -----------   ---------    -----------
    $(27,572,100)    $ 24,740      $(489,557)  $(2,551,967)  $ (9,827,257)  $(1,874,751)  $(226,986)   $(2,920,750)
    ============     ========      =========   ===========   ============   ===========   =========    ===========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
---  -----------------------------------------   -----------   -------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   -------------
     $ 11,204,132   $ 24,381,084   $ 1,758,933   $   849,491   $  65,576,143
          459,792        368,246        38,542        40,687   $   6,941,192
     ------------   ------------   -----------   -----------   -------------
       10,744,340     24,012,838     1,720,391       808,804      58,634,951
       42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
       21,594,837    (43,824,093)   (7,960,893)   (2,074,267)   (143,264,764)
     ------------   ------------   -----------   -----------   -------------
      (20,904,629)   (40,192,736)   (1,952,953)   (1,756,575)   (383,417,114)
           11,119        361,233       255,742         6,085         966,452
     ------------   ------------   -----------   -----------   -------------
      (20,893,510)   (39,831,503)   (1,697,211)   (1,750,490)   (382,450,662)
     ------------   ------------   -----------   -----------   -------------
     $(10,149,170)  $(15,818,665)  $    23,180   $  (941,686)  $(323,815,711)
     ============   ============   ===========   ===========   =============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

                                                                                                         NEW ENGLAND ZENITH FUND
                                 -----------------------------------------------------------------------------------------------
                                   CAPITAL         BOND         MONEY         STOCK                      MIDCAP      GROWTH AND
                                    GROWTH        INCOME        MARKET        INDEX        MANAGED        VALUE        INCOME
                                     SUB-          SUB-          SUB-         SUB-          SUB-          SUB-          SUB-
                                   ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                 ------------   -----------   ----------   -----------   -----------   -----------   -----------
INCOME
 Dividends.....................  $         --   $        --   $1,139,902   $        --   $        --   $        --   $        --
EXPENSE
 Mortality and expense risk
   charge (Note 3).............     1,867,986       123,709      174,341       310,893       110,174        56,923       158,412
                                 ------------   -----------   ----------   -----------   -----------   -----------   -----------
 Net investment income
   (loss)......................    (1,867,986)     (123,709)     965,561      (310,893)     (110,174)      (56,923)     (158,412)
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
   (depreciation) on
   investments:
   Beginning of period.........   145,014,283    (4,499,584)          --    63,685,270     9,600,369    (4,330,144)    8,566,144
   End of period...............   164,843,566    (2,885,599)          --    68,514,254    11,346,351    (3,432,798)    9,153,040
                                 ------------   -----------   ----------   -----------   -----------   -----------   -----------
 Net change in unrealized
   appreciation
   (depreciation)..............    19,829,283     1,613,985           --     4,828,984     1,745,982       897,346       586,896
 Net realized gain (loss) on
   investments.................      (222,461)       (6,830)          --      (127,016)          (76)      (14,498)        1,373
                                 ------------   -----------   ----------   -----------   -----------   -----------   -----------
 Net realized and unrealized
   gain (loss) on
   investments.................    19,606,822     1,607,155           --     4,701,968     1,745,906       882,848       588,269
                                 ------------   -----------   ----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $ 17,738,836   $ 1,483,446   $  965,561   $ 4,391,075   $ 1,635,732   $   825,925   $   429,857
                                 ============   ===========   ==========   ===========   ===========   ===========   ===========

                                  NEW ENGLAND ZENITH FUND
                                 ------------------------
                                    SMALL         U.S.
                                     CAP       GOVERNMENT
                                    SUB-          SUB-
                                   ACCOUNT      ACCOUNT
                                 -----------   ----------
INCOME
 Dividends.....................  $        --    $     --
EXPENSE
 Mortality and expense risk
   charge (Note 3).............      212,483       1,943
                                 -----------    --------
 Net investment income
   (loss)......................     (212,483)     (1,943)
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
   (depreciation) on
   investments:
   Beginning of period.........   27,466,967     (56,822)
   End of period...............   42,093,027     (46,542)
                                 -----------    --------
 Net change in unrealized
   appreciation
   (depreciation)..............   14,626,060      10,280
 Net realized gain (loss) on
   investments.................      (16,938)        344
                                 -----------    --------
 Net realized and unrealized
   gain (loss) on
   investments.................   14,609,122      10,624
                                 -----------    --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $14,396,639    $  8,681
                                 ===========    ========


                       See Notes to Financial Statements


----------------------------------------------------------------------------------------------------
                                INTERNATIONAL
                    EQUITY         MAGNUM         VENTURE         BOND                     RESEARCH
     BALANCED       GROWTH         EQUITY          VALUE      OPPORTUNITIES   INVESTORS    MANAGERS
       SUB-          SUB-           SUB-           SUB-           SUB-           SUB-        SUB-
      ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT
    -----------   -----------   -------------   -----------   -------------   ----------   ---------
    $        --   $        --    $       --     $        --     $      --      $    --     $     --
         28,506       455,065        34,025         310,257         2,558          560        2,849
    -----------   -----------    ----------     -----------     ---------      -------     --------
        (28,506)     (455,065)      (34,025)       (310,257)       (2,558)        (560)      (2,849)
     (1,387,395)   52,277,058     3,645,897      38,403,888      (154,569)      20,670      138,291
     (1,813,770)   81,017,055     3,455,242      55,547,517      (144,656)      54,140      316,452
    -----------   -----------    ----------     -----------     ---------      -------     --------
       (426,375)   28,739,997      (190,655)     17,143,629         9,913       33,470      178,161
         62,905       (23,350)       (3,133)        (18,115)        6,095         (573)      (1,759)
    -----------   -----------    ----------     -----------     ---------      -------     --------
       (363,470)   28,716,647      (193,788)     17,125,514        16,008       32,897      176,402
    -----------   -----------    ----------     -----------     ---------      -------     --------
    $  (391,976)  $28,261,582    $ (227,813)    $16,815,257     $  13,450      $32,337     $173,553
    ===========   ===========    ==========     ===========     =========      =======     ========

                                               VARIABLE
                                              INSURANCE
                VARIABLE INSURANCE             PRODUCTS
                  PRODUCTS FUND                FUND II
      --------------------------------------  ---------

       EQUITY-                      HIGH        ASSET
       INCOME       OVERSEAS       INCOME      MANAGER
        SUB-          SUB-          SUB-         SUB-
       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        TOTAL
     -----------   -----------   ----------   ----------   ------------
     $13,394,550   $16,105,748   $1,006,372   $1,452,323   $ 33,098,895
         243,968       242,201       26,101       22,427      4,385,381
     -----------   -----------   ----------   ----------   ------------
      13,150,582    15,863,547      980,271    1,429,896     28,713,514
      42,410,113    51,864,228     (919,900)   1,757,628    433,502,392
      24,430,770    37,672,409   (2,463,210)     594,592    488,251,840
     -----------   -----------   ----------   ----------   ------------
     (17,979,343)  (14,191,819)  (1,543,310)  (1,163,036)    54,749,448
        (102,774)      (10,007)       1,184        9,327       (466,302)
     -----------   -----------   ----------   ----------   ------------
     (18,082,117)  (14,201,826)  (1,542,126)  (1,153,709)    54,283,146
     -----------   -----------   ----------   ----------   ------------
     $(4,931,535)  $ 1,661,721   $ (561,855)  $  276,187   $ 82,996,660
     ===========   ===========   ==========   ==========   ============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------------------------
                                                                                                                       GROWTH
                             CAPITAL           BOND           MONEY          STOCK                       MID CAP         AND
                              GROWTH          INCOME         MARKET          INDEX         MANAGED        VALUE        INCOME
                               SUB-            SUB-           SUB-            SUB-          SUB-          SUB-          SUB-
                             ACCOUNT         ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $      (51,421)  $   (511,944)  $   4,011,731   $ (1,201,336)  $ 1,132,800   $  (259,625)  $ 1,840,472
 Net realized and
  unrealized gain (loss)
  on investments........     (63,417,345)     6,051,041              --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     (63,468,766)     5,539,097       4,011,731    (20,256,610)   (2,889,223)    7,421,580    (5,733,634)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......     134,719,373     12,375,855     236,841,520     39,147,722    10,169,186     6,884,739    17,754,814
 Net transfers (to) from
  other sub-accounts....     (53,936,979)    (1,050,289)   (209,452,023)    21,601,786    (1,102,701)       19,759        71,181
 Net transfers (to) from
  New England Life
  Insurance Company.....    (140,732,696)   (10,668,357)    (94,509,898)   (28,008,433)   (9,199,841)   (5,138,115)   (2,072,288)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase in net
   assets resulting from
   policy related
   transactions.........     (59,950,302)       657,209     (67,120,401)    32,741,075      (133,356)    1,766,383    15,753,707
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets.........    (123,419,068)     6,196,306     (63,108,670)    12,484,465    (3,022,579)    9,187,963    10,020,073
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   1,146,703,380     68,040,407     136,769,883    164,522,069    64,170,231    33,493,352    85,110,312
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $1,023,284,312   $ 74,236,713   $  73,661,213   $177,006,534   $61,147,652   $42,681,315   $95,130,385
                          ==============   ============   =============   ============   ===========   ===========   ===========


                                                 NEW ENGLAND ZENITH FUND
                          ----------------------------------------------------------------------
                                                                                   INTERNATIONAL
                             SMALL          U.S.                       EQUITY         MAGNUM
                              CAP        GOVERNMENT    BALANCED        GROWTH        EQUITY++
                              SUB-          SUB-         SUB-           SUB-           SUB-
                            ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT
                          ------------   ----------   -----------   ------------   -------------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $    279,695    $ (7,636)   $  (111,693)  $  1,325,439   $    246,278
 Net realized and
  unrealized gain (loss)
  on investments........     2,781,691      76,668       (359,924)   (52,416,743)    (3,683,838)
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     3,061,386      69,032       (471,617)   (51,091,304)    (3,437,560)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......    22,841,356          --      3,706,077     62,510,597      3,782,500
 Net transfers (to) from
  other sub-accounts....    37,692,753     (56,167)      (718,221)    85,404,643    (16,563,486)
 Net transfers (to) from
  New England Life
  Insurance Company.....   (20,021,929)    (16,248)    (2,786,161)   (22,586,575)            --
                          ------------    --------    -----------   ------------   ------------
  Net increase in net
   assets resulting from
   policy related
   transactions.........    40,512,180     (72,415)       201,695    125,328,665    (12,780,986)
                          ------------    --------    -----------   ------------   ------------
 Net increase (decrease)
  in net assets.........    43,573,566      (3,383)      (269,922)    74,237,361    (16,218,546)
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........    89,052,664     757,310     15,289,368    198,645,578     16,218,546
                          ------------    --------    -----------   ------------   ------------
NET ASSETS, AT END OF
 THE PERIOD.............  $132,626,230    $753,927    $15,019,446   $272,882,939   $         --
                          ============    ========    ===========   ============   ============

 + For the period May 1, 2000 (Commencement of Operations) through December 31,
   2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                              METROPOLITAN SERIES FUND
    -------------------------------------------------------   --------------------------------------------------------
                                                                                LARGE       RUSSELL
      VENTURE          BOND                      RESEARCH                        CAP         2000+      INTERNATIONAL+
       VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP+       GROWTH+       INDEX          STOCK
        SUB-           SUB-           SUB-         SUB-           SUB-          SUB-          SUB-           SUB-
      ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT
    ------------   -------------   ----------   -----------   ------------   -----------   ----------   --------------
    $ (1,440,887)   $  (10,241)    $  (12,646)  $   (38,697)  $  1,294,505   $   (10,822)  $  300,710    $   (16,904)
      17,721,838        72,318        (21,735)   (1,202,406)   (10,889,144)   (1,223,110)    (620,960)       640,323
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
      16,280,951        62,077        (34,381)   (1,241,103)    (9,594,639)   (1,233,932)    (320,250)       623,419
      43,590,651            --        511,027     1,389,537      2,953,055       672,516      219,502        624,545
      52,137,520       (76,915)     2,126,907    11,980,716     31,992,287     5,876,190    1,935,622     20,720,805
     (42,296,007)      (11,007)      (286,688)   (1,310,787)    (1,496,684)     (818,946)     328,338     (2,581,254)
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
      53,432,164       (87,922)     2,351,246    12,059,466     33,448,658     5,729,760    2,483,462     18,764,096
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
      69,713,115       (25,845)     2,316,865    10,818,363     23,854,019     4,495,828    2,163,212     19,387,515
     146,470,032     1,061,034        692,838       788,203             --            --           --             --
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
    $216,183,147    $1,035,189     $3,009,703   $11,606,566   $ 23,854,019   $ 4,495,828   $2,163,212    $19,387,515
    ============    ==========     ==========   ===========   ============   ===========   ==========    ===========

                                                  VARIABLE
                                                  INSURANCE
                                                  PRODUCTS
              VARIABLE INSURANCE FUND              FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $ 12,340,033   $ 15,049,428   $   903,229   $ 1,356,920   $   36,407,388
         (363,249)   (55,468,507)   (4,826,561)   (2,058,495)    (192,178,336)
     ------------   ------------   -----------   -----------   --------------
       11,976,784    (40,419,079)   (3,923,332)     (701,575)    (155,770,948)
       24,790,229     45,688,246     3,195,995     2,631,829      677,000,871
      (10,695,232)    19,044,295       658,505     2,389,044               --
      (21,100,288)    32,597,100    (1,779,533)   (2,869,212)    (377,365,509)
     ------------   ------------   -----------   -----------   --------------
       (7,005,291)    97,329,641     2,074,967     2,151,661      299,635,362
     ------------   ------------   -----------   -----------   --------------
        4,971,493     56,910,562    (1,848,365)    1,450,086      143,864,414
      152,058,910    126,338,392    13,480,923    11,770,181    2,471,433,613
     ------------   ------------   -----------   -----------   --------------
     $157,030,403   $183,248,954   $11,632,558   $13,220,267   $2,615,298,027
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                 ---------------------------------------------------------------------------------------

                                    CAPITAL          BOND           MONEY          STOCK                       MID CAP
                                     GROWTH         INCOME         MARKET          INDEX         MANAGED        VALUE
                                      SUB-           SUB-           SUB-            SUB-          SUB-          SUB-
                                    ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                 --------------   -----------   -------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $  232,326,333   $ 5,003,403   $   4,444,587   $  3,140,798   $ 9,362,071   $   129,188
 Net realized and unrealized
   gain (loss) on
   investments.................     (71,770,491)   (5,707,370)             --     23,667,781    (3,750,911)     (531,819)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     160,555,842      (703,967)      4,444,587     26,808,579     5,611,160      (402,631)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............     142,211,177    13,805,688     214,469,972     29,988,746    10,115,433     7,098,841
 Net transfers (to) from other
   sub-accounts................      (3,426,057)    5,993,183    (132,180,032)    28,975,401     3,130,211    (1,928,318)
 Net transfers (to) from New
   England Life Insurance
   Company.....................    (127,342,172)   (8,870,541)    (35,295,568)   (21,960,448)   (7,936,560)   (3,985,601)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase in net assets
    resulting from policy
    related transactions.......      11,442,948    10,928,330      46,994,372     37,003,699     5,309,084     1,184,922
                                 --------------   -----------   -------------   ------------   -----------   -----------
 Net increase (decrease) in net
   assets......................     171,998,790    10,224,363      51,438,959     63,812,278    10,920,244       782,291
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................     974,704,592    57,816,044      85,330,924    100,709,791    53,249,987    32,711,062
                                 --------------   -----------   -------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD........................  $1,146,703,382   $68,040,407   $ 136,769,883   $164,522,069   $64,170,231   $33,493,353
                                 ==============   ===========   =============   ============   ===========   ===========


                                                  NEW ENGLAND ZENITH FUND
                                 ----------------------------------------
                                    GROWTH
                                     AND           SMALL          U.S.
                                    INCOME          CAP        GOVERNMENT
                                     SUB-           SUB-          SUB-
                                   ACCOUNT        ACCOUNT       ACCOUNT
                                 ------------   ------------   ----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $ 11,596,165   $   (278,252)   $ 35,715
 Net realized and unrealized
   gain (loss) on
   investments.................    (5,083,954)    23,952,330     (73,665)
                                 ------------   ------------    --------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     6,512,211     23,674,078     (37,950)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    15,769,644     16,994,060          --
 Net transfers (to) from other
   sub-accounts................    14,513,514     (3,433,209)     79,255
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (10,636,850)   (11,981,152)     24,393
                                 ------------   ------------    --------
   Net Increase in net assets
    resulting from policy
    related transactions.......    19,646,308      1,579,699     103,648
                                 ------------   ------------    --------
 Net increase (decrease) in net
   assets......................    26,158,519     25,253,777      65,698
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................    58,951,793     63,798,887     691,612
                                 ------------   ------------    --------
NET ASSETS, AT END OF THE
 PERIOD........................  $ 85,110,312   $ 89,052,664    $757,310
                                 ============   ============    ========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-------------------------------------------------------------------------------------------------------
                                 INTERNATIONAL
                     EQUITY         MAGNUM         VENTURE          BOND                      RESEARCH
     BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-           SUB-           SUB-            SUB-           SUB-           SUB-         SUB-
      ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
    -----------   ------------   -------------   ------------   -------------   ----------   ----------
    $   872,246   $ 25,581,608    $   (58,946)   $  2,139,117    $   66,632     $    1,388   $   (1,540)
     (2,439,260)    21,453,452      3,446,309      18,348,101      (106,878)        29,340      103,725
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
     (1,567,014)    47,035,060      3,387,363      20,487,218       (40,246)        30,728      102,185
      4,093,455     31,646,457      3,430,299      32,031,496            --         75,935       86,667
      1,865,860     59,949,102      1,463,742      22,546,367         1,100        684,756      763,549
     (1,579,581)   (30,858,890)    (2,381,414)    (23,867,517)        9,526        (98,581)    (164,198)
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
      4,379,734     60,736,669      2,512,627      30,710,346        10,626        662,110      686,018
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
      2,812,720    107,771,729      5,899,990      51,197,564       (29,620)       692,838      788,203
     12,476,648     90,873,849     10,318,556      95,272,468     1,090,654             --           --
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
    $15,289,368   $198,645,578    $16,218,546    $146,470,032    $1,061,034     $  692,838   $  788,203
    ===========   ============    ===========    ============    ==========     ==========   ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $  6,472,830   $  3,064,669   $ 1,060,177   $   638,800   $  305,596,989
        2,224,031     36,725,455      (259,642)      506,400       40,732,934
     ------------   ------------   -----------   -----------   --------------
        8,696,861     39,790,124       800,535     1,145,200      346,329,923
       26,649,674     17,254,614     3,727,099     2,393,210      571,842,467
       (2,823,843)     1,086,949     1,354,057     1,384,413               --
      (19,017,183)   (16,067,097)   (2,389,723)   (1,339,833)    (325,738,990)
     ------------   ------------   -----------   -----------   --------------
        4,808,648      2,274,466     2,691,433     2,437,790      246,103,477
     ------------   ------------   -----------   -----------   --------------
       13,505,509     42,064,590     3,491,968     3,582,990      592,433,400
      138,553,401     84,273,799     9,988,955     8,187,191    1,879,000,213
     ------------   ------------   -----------   -----------   --------------
     $152,058,910   $126,338,389   $13,480,923   $11,770,181   $2,471,433,613
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                    NEW ENGLAND ZENITH FUND
                                    ---------------------------------------------------------------------------------------

                                       CAPITAL         BOND           MONEY          STOCK                       MID CAP
                                       GROWTH         INCOME         MARKET          INDEX         MANAGED        VALUE
                                        SUB-           SUB-           SUB-            SUB-          SUB-           SUB-
                                       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                    -------------   -----------   -------------   ------------   -----------   ------------
FROM OPERATING ACTIVITIES
 Net investment income (loss).....  $ 130,356,415   $ 4,171,436   $   1,962,505   $  1,090,858   $ 4,624,610   $  8,308,955
 Net realized and unrealized gain
   (loss) on investments..........    130,214,031       319,014              --     20,266,912     4,002,139    (10,535,017)
                                    -------------   -----------   -------------   ------------   -----------   ------------
   Net Increase (decrease) in net
    assets resulting from
    operations....................    260,570,446     4,490,449       1,962,505     21,357,770     8,626,750     (2,226,063)
FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
   England Life Insurance Company
   (Note 4).......................    130,346,621    10,522,040     221,378,611     15,997,005     6,508,238      8,067,127
 Net transfers (to) from other
   sub-accounts...................     28,412,166     9,220,311    (149,270,654)    22,094,429     6,317,021       (102,089)
 Net transfers to New England Life
   Insurance Company..............   (136,266,249)   (7,932,456)    (21,844,962)   (16,290,249)   (6,742,406)    (4,094,516)
                                    -------------   -----------   -------------   ------------   -----------   ------------
   Net Increase in net assets
    resulting from policy related
    transactions..................     22,492,538    11,809,895      50,262,995     21,801,185     6,082,853      3,870,522
                                    -------------   -----------   -------------   ------------   -----------   ------------
 Net increase in net assets.......    283,062,984    16,300,344      52,225,500     43,158,955    14,709,603      1,644,459
NET ASSETS, AT BEGINNING OF THE
 PERIOD...........................    691,641,608    41,515,700      33,105,424     57,550,836    38,540,384     31,066,603
                                    -------------   -----------   -------------   ------------   -----------   ------------
NET ASSETS, AT END OF THE
 PERIOD...........................  $ 974,704,592   $57,816,044   $  85,330,924   $100,709,791   $53,249,987   $ 32,711,062
                                    =============   ===========   =============   ============   ===========   ============


                                      NEW ENGLAND ZENITH FUND
                                    -------------------------
                                      GROWTH
                                        AND          SMALL
                                      INCOME          CAP
                                       SUB-          SUB-
                                      ACCOUNT       ACCOUNT
                                    -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income (loss).....  $ 4,116,853   $   768,248
 Net realized and unrealized gain
   (loss) on investments..........    6,772,686    (1,884,412)
                                    -----------   -----------
   Net Increase (decrease) in net
    assets resulting from
    operations....................   10,889,538    (1,116,164)
FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
   England Life Insurance Company
   (Note 4).......................   10,034,046    16,979,803
 Net transfers (to) from other
   sub-accounts...................   15,004,643     9,499,585
 Net transfers to New England Life
   Insurance Company..............   (8,744,105)   (9,074,771)
                                    -----------   -----------
   Net Increase in net assets
    resulting from policy related
    transactions..................   16,294,584    17,404,617
                                    -----------   -----------
 Net increase in net assets.......   27,184,123    16,288,452
NET ASSETS, AT BEGINNING OF THE
 PERIOD...........................   31,767,670    47,510,435
                                    -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD...........................  $58,951,793   $63,798,887
                                    ===========   ===========

                       See Notes to Financial Statements


    --------------------------------------------------------------------------------------
                                              INTERNATIONAL
       U.S.                       EQUITY         MAGNUM         VENTURE          BOND
    GOVERNMENT    BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES
       SUB-         SUB-           SUB-           SUB-            SUB-           SUB-
     ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT
    ----------   -----------   ------------   -------------   ------------   -------------
    $  34,649    $   554,190   $  3,146,243    $   202,660    $  2,399,796    $   90,920
       17,136        401,219     25,372,043        355,856       9,314,386       (43,844)
    ---------    -----------   ------------    -----------    ------------    ----------
       51,785        955,409     28,518,286        558,517      11,714,181        47,076
           --      3,185,034     18,566,913      3,131,225      24,165,947            --
      590,096      3,794,185     16,305,214        999,735      23,584,994       612,788
     (111,452)    (2,333,228)   (14,453,624)    (1,503,958)    (15,609,387)     (156,947)
    ---------    -----------   ------------    -----------    ------------    ----------
      478,644      4,645,991     20,418,503      2,627,002      32,141,554       455,841
    ---------    -----------   ------------    -----------    ------------    ----------
      530,429      5,601,400     48,936,789      3,185,519      43,855,735       502,917
      161,183      6,875,248     41,937,060      7,133,037      51,416,733       587,737
    ---------    -----------   ------------    -----------    ------------    ----------
    $ 691,612    $12,476,648   $ 90,873,849    $10,318,556    $ 95,272,468    $1,090,654
    =========    ===========   ============    ===========    ============    ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $  7,186,371   $  5,543,453   $   996,739   $   785,371   $  176,340,272
        7,455,548      3,964,503    (1,555,159)      280,598      194,717,637
     ------------   ------------   -----------   -----------   --------------
       14,641,919      9,507,956      (558,420)    1,065,969      371,057,909
       26,170,240     17,386,996     2,434,923     1,626,307      516,501,076
        8,474,098        342,473     2,823,884     1,297,121               --
      (18,064,178)   (10,788,946)   (1,891,706)   (1,251,084)    (277,154,223)
     ------------   ------------   -----------   -----------   --------------
       16,580,160      6,940,523     3,367,101     1,672,344      239,346,853
     ------------   ------------   -----------   -----------   --------------
       31,222,080     16,448,479     2,808,682     2,738,313      610,404,762
      107,331,321     67,825,320     7,180,273     5,448,878    1,268,595,450
     ------------   ------------   -----------   -----------   --------------
     $138,553,401   $ 84,273,799   $ 9,988,955   $ 8,187,191   $1,879,000,212
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE THREE MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

                                                                                               NEW ENGLAND ZENITH FUND
                          -----------------------------------------------------------------------------------------------------
                                                                                                                      GROWTH
                             CAPITAL          BOND          MONEY          STOCK                       MID CAP         AND
                              GROWTH         INCOME         MARKET         INDEX         MANAGED        VALUE         INCOME
                               SUB-           SUB-           SUB-           SUB-          SUB-          SUB-           SUB-
                             ACCOUNT         ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                          --------------   -----------   ------------   ------------   -----------   -----------   ------------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $   (2,506,096)  $  (227,572)  $    922,138   $   (524,763)  $  (174,377)  $   236,940   $   (250,661)
 Net realized and
  unrealized gain (loss)
  on investments........    (153,709,291)    3,132,834             --    (24,656,588)   (4,611,456)    3,185,903    (10,285,004)
                          --------------   -----------   ------------   ------------   -----------   -----------   ------------
  Net Increase
   (decrease) in net
   assets resulting from
   operations...........    (156,215,387)    2,905,262        922,138    (25,181,351)   (4,785,833)    3,422,843    (10,535,665)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......      31,680,824     3,512,180     50,499,958     10,460,682     2,279,012     2,348,896      4,655,421
 Net transfers (to) from
  other sub-accounts....     (10,915,961)    6,066,051    (49,072,679)     7,205,710       547,053     7,679,515        257,436
 Net transfers (to) from
  New England Life
  Insurance Company.....     (19,413,881)   (4,281,293)    (4,921,052)    (5,959,398)   (1,769,409)   (3,221,439)    (1,052,410)
                          --------------   -----------   ------------   ------------   -----------   -----------   ------------
  Net Increase in net
   assets resulting from
   policy related
   transactions.........       1,350,982     5,296,938     (3,493,773)    11,706,994     1,056,656     6,806,972      3,860,447
                          --------------   -----------   ------------   ------------   -----------   -----------   ------------
 Net increase (decrease)
  in net assets.........    (154,864,405)    8,202,200     (2,571,635)   (13,474,357)   (3,729,177)   10,229,815     (6,675,218)
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   1,023,284,312    74,236,713     73,661,213    177,006,534    61,147,652    42,681,315     95,130,385
                          --------------   -----------   ------------   ------------   -----------   -----------   ------------
NET ASSETS, AT END OF
 THE PERIOD.............  $  868,419,907   $82,438,913   $ 71,089,578   $163,532,177   $57,418,475   $52,911,130   $ 88,455,167
                          ==============   ===========   ============   ============   ===========   ===========   ============


                                         NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------

                             SMALL          U.S.                       EQUITY
                              CAP        GOVERNMENT    BALANCED        GROWTH
                              SUB-          SUB-         SUB-           SUB-
                            ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                          ------------   ----------   -----------   ------------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $   (379,271)   $ (1,980)   $   (47,369)  $   (756,730)
 Net realized and
  unrealized gain (loss)
  on investments........   (24,534,864)     18,599     (1,134,313)   (35,186,821)
                          ------------    --------    -----------   ------------
  Net Increase
   (decrease) in net
   assets resulting from
   operations...........   (24,914,135)     16,619     (1,181,682)   (35,943,551)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......     7,378,742          --        801,957     16,824,532
 Net transfers (to) from
  other sub-accounts....     2,889,862      (6,578)       320,338      5,124,242
 Net transfers (to) from
  New England Life
  Insurance Company.....    (2,944,224)    (66,890)      (668,829)    (9,850,699)
                          ------------    --------    -----------   ------------
  Net Increase in net
   assets resulting from
   policy related
   transactions.........     7,324,380     (73,468)       453,466     12,098,075
                          ------------    --------    -----------   ------------
 Net increase (decrease)
  in net assets.........   (17,589,755)    (56,849)      (728,216)   (23,845,476)
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   132,626,230     753,927     15,019,446    272,882,939
                          ------------    --------    -----------   ------------
NET ASSETS, AT END OF
 THE PERIOD.............  $115,036,475    $697,078    $14,291,230   $249,037,463
                          ============    ========    ===========   ============


                       See Notes to Financial Statements


                                                                              METROPOLITAN SERIES FUND
    -------------------------------------------------------   ---------------------------------------------------------
                                                                               LARGE
      VENTURE          BOND                      RESEARCH                       CAP          RUSSELL      INTERNATIONAL
       VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP       GROWTH       2000 INDEX         STOCK
        SUB-           SUB-           SUB-         SUB-          SUB-          SUB-           SUB-            SUB-
      ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT
    ------------   -------------   ----------   -----------   -----------   -----------   -------------   -------------
    $ 25,236,358    $   (2,744)    $   (8,298)  $   (32,422)  $   (62,800)  $   (12,812)   $   (5,742)     $   (53,221)
     (52,808,458)       27,484       (481,259)   (2,519,545)   (9,764,457)   (1,861,939)     (221,244)      (2,867,529)
    ------------    ----------     ----------   -----------   -----------   -----------    ----------      -----------
     (27,572,100)       24,740       (489,557)   (2,551,967)   (9,827,257)   (1,874,751)     (226,986)      (2,920,750)
      13,020,017            --        264,707       928,359     2,321,737       166,838       305,623        1,351,509
      12,280,058        33,405        481,690     1,685,318     6,180,258     1,799,167       788,855        2,582,857
     (10,279,888)     (136,203)      (141,583)     (420,941)   (1,455,914)      243,391      (215,668)        (629,924)
    ------------    ----------     ----------   -----------   -----------   -----------    ----------      -----------
      15,020,187      (102,798)       604,814     2,192,736     7,046,081     2,209,396       878,810        3,304,442
    ------------    ----------     ----------   -----------   -----------   -----------    ----------      -----------
     (12,551,913)      (78,058)       115,257      (359,231)   (2,781,176)      334,645       651,824          383,692
     216,183,147     1,035,189      3,009,703    11,606,566    23,854,019     4,495,828     2,163,212       19,387,515
    ------------    ----------     ----------   -----------   -----------   -----------    ----------      -----------
    $203,631,234    $  957,131     $3,124,960   $11,247,335   $21,072,843   $ 4,830,473    $2,815,036      $19,771,207
    ============    ==========     ==========   ===========   ===========   ===========    ==========      ===========

                                                  VARIABLE
                                                  INSURANCE
                                                  PRODUCTS
         VARIABLE INSURANCE PRODUCTS FUND          FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $ 10,744,340   $ 24,012,838   $ 1,720,391   $   808,804   $   58,634,951
      (20,893,510)   (39,831,503)   (1,697,211)   (1,750,490)    (382,450,662)
     ------------   ------------   -----------   -----------   --------------
      (10,149,170)   (15,818,665)       23,180      (941,686)    (323,815,711)
        5,734,494      6,043,222       767,565       905,216      162,251,491
        2,287,325        110,045     1,074,409       601,624               --
       (5,354,120)   (12,095,095)   (1,476,938)     (668,786)     (86,781,193)
     ------------   ------------   -----------   -----------   --------------
        2,667,699     (5,941,828)      365,036       838,054       75,470,298
     ------------   ------------   -----------   -----------   --------------
       (7,481,471)   (21,760,493)      388,216      (103,632)    (248,345,413)
      157,030,403    183,248,954    11,632,558    13,220,267    2,615,298,027
     ------------   ------------   -----------   -----------   --------------
     $149,548,932   $161,488,461   $12,020,774   $13,116,635   $2,366,952,614
     ============   ============   ===========   ===========   ==============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE THREE MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

                                 --------------------------------------------------------------------------------------

                                    CAPITAL          BOND          MONEY          STOCK                       MID CAP
                                     GROWTH         INCOME         MARKET         INDEX         MANAGED        VALUE
                                      SUB-           SUB-           SUB-           SUB-          SUB-          SUB-
                                    ACCOUNT         ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                 --------------   -----------   ------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $   (1,867,986)  $  (123,709)  $    965,561   $   (310,893)  $  (110,174)  $   (56,923)
 Net realized and unrealized
   gain (loss) on
   investments.................      19,606,822     1,607,155             --      4,701,968     1,745,906       882,848
                                 --------------   -----------   ------------   ------------   -----------   -----------
   Net Increase (decrease) in
    net assets resulting from
    operations.................      17,738,836     1,483,446        965,561      4,391,075     1,635,732       825,925
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............      33,911,513     3,189,108     53,360,660      8,835,318     2,332,832     1,820,889
 Net transfers (to) from other
   sub-accounts................     (21,060,430)   (2,502,343)   (59,206,470)     7,233,753    (1,051,658)   (1,263,895)
 Net transfers (to) from New
   England Life Insurance
   Company.....................     (33,642,161)   (1,694,470)   (66,350,681)    (5,948,966)   (2,645,083)   (1,001,287)
                                 --------------   -----------   ------------   ------------   -----------   -----------
   Net Increase in net assets
    resulting from policy
    related transactions.......     (20,791,078)   (1,007,705)   (72,196,491)    10,120,105    (1,363,909)     (444,293)
                                 --------------   -----------   ------------   ------------   -----------   -----------
 Net increase (decrease) in net
   assets......................      (3,052,242)      475,741    (71,230,930)    14,511,180       271,823       381,632
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................   1,146,703,382    68,040,407    136,769,883    164,522,069    64,170,231    33,493,353
                                 --------------   -----------   ------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD........................  $1,143,651,140   $68,516,148   $ 65,538,953   $179,033,249   $64,442,054   $33,874,985
                                 ==============   ===========   ============   ============   ===========   ===========


                                                 NEW ENGLAND ZENITH FUND
                                 ---------------------------------------
                                   GROWTH
                                     AND          SMALL          U.S.
                                   INCOME          CAP        GOVERNMENT
                                    SUB-           SUB-          SUB-
                                   ACCOUNT       ACCOUNT       ACCOUNT
                                 -----------   ------------   ----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $  (158,412)  $   (212,483)   $ (1,943)
 Net realized and unrealized
   gain (loss) on
   investments.................      588,269     14,609,122      10,624
                                 -----------   ------------    --------
   Net Increase (decrease) in
    net assets resulting from
    operations.................      429,857     14,396,639       8,681
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    4,889,611      4,848,805          --
 Net transfers (to) from other
   sub-accounts................      578,358     16,938,048     (68,117)
 Net transfers (to) from New
   England Life Insurance
   Company.....................       22,851     (6,611,670)      5,290
                                 -----------   ------------    --------
   Net Increase in net assets
    resulting from policy
    related transactions.......    5,490,820     15,175,183     (62,827)
                                 -----------   ------------    --------
 Net increase (decrease) in net
   assets......................    5,920,677     29,571,822     (54,146)
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................   85,110,312     89,052,664     757,310
                                 -----------   ------------    --------
NET ASSETS, AT END OF THE
 PERIOD........................  $91,030,989   $118,624,486    $703,164
                                 ===========   ============    ========


                       See Notes to Financial Statements


    ---------------------------------------------------------------------------------------------------
                                 INTERNATIONAL
                     EQUITY         MAGNUM         VENTURE          BOND                      RESEARCH
     BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS     MANAGERS
       SUB-           SUB-           SUB-            SUB-           SUB-           SUB-         SUB-
      ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
    -----------   ------------   -------------   ------------   -------------   ----------   ----------
    $   (28,506)  $   (455,065)   $   (34,025)   $   (310,257)   $   (2,558)    $     (560)  $   (2,849)
       (363,470)    28,716,647       (193,788)     17,125,514        16,008         32,897      176,402
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
       (391,976)    28,261,582       (227,813)     16,815,257        13,450         32,337      173,553
      1,052,794     11,915,249        923,880       9,874,536            --         91,230      103,590
     (1,202,835)    37,721,869      1,779,879      12,332,120      (128,709)       388,308    1,853,008
       (226,285)      (267,837)      (266,063)    (11,030,115)        4,224       (111,423)    (296,272)
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
       (376,326)    49,369,281      2,437,696      11,176,541      (124,485)       368,115    1,660,326
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
       (768,302)    77,630,863      2,209,883      27,991,798      (111,035)       400,452    1,833,879
     15,289,368    198,645,578     16,218,546     146,470,032     1,061,034        692,838      788,203
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
    $14,521,066   $276,276,441    $18,428,429    $174,461,830    $  949,999     $1,093,290   $2,622,082
    ===========   ============    ===========    ============    ==========     ==========   ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $ 13,150,582   $ 15,863,547   $   980,271   $ 1,429,896   $   28,713,514
      (18,082,117)   (14,201,826)   (1,542,126)   (1,153,709)      54,283,146
     ------------   ------------   -----------   -----------   --------------
       (4,931,535)     1,661,721      (561,855)      276,187       82,996,660
        6,509,951      5,054,661       669,365       502,329      149,886,321
       (5,557,837)    12,334,197        23,464       859,290               --
       (3,329,656)    40,437,175      (302,220)     (839,202)     (94,093,851)
     ------------   ------------   -----------   -----------   --------------
       (2,377,542)    57,826,033       390,609       522,417       55,792,470
     ------------   ------------   -----------   -----------   --------------
       (7,309,077)    59,487,754      (171,246)      798,604      138,789,130
      152,058,910    126,338,389    13,480,923    11,770,181    2,471,433,613
     ------------   ------------   -----------   -----------   --------------
     $144,749,833   $185,826,143   $13,309,677   $12,568,785   $2,610,222,743
     ============   ============   ===========   ===========   ==============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty-three investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, LLC. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

             SERIES                              ADVISER                             SUB-ADVISER
             ------               --------------------------------------  ----------------------------------
Capital Growth                    CGM                                                     --
Back Bay Advisors Money Market    New England Investment Management, LLC  Back Bay Advisors, L.P.
Back Bay Advisors Bond Income     New England Investment Management, LLC  Back Bay Advisors, L.P.
Back Bay Advisors Managed         New England Investment Management, LLC  Back Bay Advisors, L.P.
Westpeak Stock Index              New England Investment Management, LLC  Westpeak Investment Advisors, L.P.
Westpeak Growth and Income        New England Investment Management, LLC  Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap Value      New England Investment Management, LLC  Harris Associates L.P.
Loomis Sayles Small Cap           New England Investment Management, LLC  Loomis, Sayles & Company, L.P.
Balanced                          New England Investment Management, LLC  Wellington Management Company,
                                                                          LLP.
Davis Venture Value               New England Investment Management, LLC  Davis Selected Advisers, L.P.
Alger Equity Growth               New England Investment Management, LLC  Fred Alger Management, Inc.
Salomon Brothers U.S. Government  New England Investment Management, LLC  Salomon Brothers Asset Management,
                                                                          Inc
Salomon Brothers Strategic Bond   New England Investment Management, LLC  Salomon Brothers Asset Management,
  Opportunities                                                           Inc
MFS Investors Series              New England Investment Management, LLC  Massachusetts Financial Services
                                                                          Company
MFS Research Managers Series      New England Investment Management, LLC  Massachusetts Financial Services
                                                                          Company

The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became sub-adviser. The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts.

Metropolitan Life Insurance Company is investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio, and Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2000:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Capital Growth Series.......................................  $242,715,192    $312,493,998
Back Bay Advisors Money Market Series.......................   458,970,898     522,023,525
Back Bay Advisors Bond Income Series........................    33,718,507      32,582,505
Back Bay Advisors Managed Series............................    23,705,585      23,913,716
Westpeak Stock Index Series.................................   109,578,168      75,579,521
Westpeak Growth and Income Series...........................    42,917,526      36,036,620
Harris Oakmark Mid Cap Value Series.........................    17,398,618      14,576,586
Loomis Sayles Small Cap Series..............................    91,092,312      45,552,359
Balanced Series.............................................     9,827,185       9,559,823
Morgan Stanley International Magnum Equity Series...........    14,863,887       8,409,841
Davis Venture Value Series..................................   145,317,819      74,464,177
Alger Equity Growth Series..................................   230,460,443     102,463,838
Salomon Bothers U.S. Government Series......................       764,682         839,432
Salomon Bothers Strategic Bond Opportunities Series.........       564,848         666,225
MFS Investors Series........................................     3,287,762         651,353
MFS Research Managers Series................................    18,120,610       4,728,732
Putnam International Stock Portfolio+.......................     7,473,945       4,134,522
Putnam Large Cap Growth Portfolio+..........................     7,754,619       1,210,616
Janus Mid Cap Portfolio+....................................    48,013,088      14,740,953
Russell 2000 Index Portfolio+...............................     3,571,674       1,312,245
VIP Equity-Income Portfolio.................................    45,105,830      50,758,101
VIP Overseas Portfolio......................................   143,892,059      42,460,218
VIP High Income Portfolio...................................    10,915,419       8,876,027
VIP II Asset Manager Portfolio..............................     8,496,283       6,146,362

+ For the period May 1, 2000 (Commencement of Sub-Account Operations) to
  December 31, 2000.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sale of Eligible Fund shares for each sub-account for the period ended March 31, 2001 (unaudited):

                                                               PURCHASES        SALES
                                                              -----------    -----------
Capital Growth Series.......................................  $49,573,302    $59,948,850
Back Bay Advisors Money Market Series.......................   79,424,488     87,840,799
Back Bay Advisors Bond Income Series........................   12,395,594      5,296,128
Back Bay Advisors Managed Series............................    4,203,284      3,310,438
Westpeak Stock Index Series.................................   23,896,799     12,200,092
Westpeak Growth and Income Series...........................    9,276,825      6,480,487
Harris Oakmark Mid Cap Value Series.........................   13,236,927      4,848,001
Loomis Sayles Small Cap Series..............................   17,466,753     12,018,271
Balanced Series.............................................    2,165,614      1,391,551
Morgan Stanley International Magnum Equity Series...........           --             --
Davis Venture Value Series..................................   33,313,962     16,682,486
Alger Equity Growth Series..................................   35,281,629     22,943,910
Salomon Bothers U.S. Government Series......................      205,047        217,038
Salomon Bothers Strategic Bond Opportunities Series.........      165,044        157,724
MFS Investors Series........................................      889,374        223,479
MFS Research Managers Series................................    3,805,418      1,472,514
Putnam International Stock Portfolio........................    5,170,026      1,538,533
Putnam Large Cap Growth Portfolio...........................    3,320,699      1,208,018
Janus Mid Cap Portfolio.....................................   10,419,871      2,405,337
Russell 2000 Index Portfolio................................    1,526,096        461,951
VIP Equity-Income Portfolio.................................   12,466,512     10,077,852
VIP Overseas Portfolio......................................   11,075,701     14,592,086
VIP High Income Portfolio...................................    3,327,564      2,530,278
VIP II Asset Manager Portfolio..............................    2,031,052        972,550


8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........   (3.82)%     53.45%    (6.38)%     14.57%    (7.39)%     37.55%
Bond Income...........     7.71%     17.55%      7.80%     12.22%    (3.70)%     20.78%
Money Market..........     7.81%      5.84%      3.43%      2.61%      3.61%      5.33%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------
Capital Growth........    20.65%     23.05%     33.63%     15.30%    (4.98)%
Bond Income...........     4.24%     10.50%      8.66%    (0.81)%      7.77%
Money Market..........     4.76%      4.97%      4.90%      4.60%      5.85%

                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index...........   (4.48)%     29.98%      6.92%      9.34%      0.76%     36.44%     22.04%     32.03%     27.49%     19.96%
Managed...............     2.85%     19.75%      6.33%     10.26%    (1.46)%     30.81%     14.62%     26.12%     19.24%      9.59%

                        1/1/00-
SUB-ACCOUNT             12/31/00
-----------             --------
Stock Index...........   (9.36)%
Managed...............   (3.72)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.............................    14.47%    (0.62)%     29.90%     17.20%     16.91%    (5.79)%      0.00%     20.01%
Growth and Income.........................    13.97%    (1.55)%     35.99%     17.68%     33.01%     24.02%      8.97%    (5.48)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income.............................     9.29%      6.69%     34.62%     13.88%     27.66%     11.24%      5.96%      8.04%
Overseas..................................    14.57%      1.37%      9.30%     12.82%     11.17%     12.36%     42.13%   (19.39)%

                                                       5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
Small Cap............................................   (3.45)%     28.40%     30.22%     24.42%    (2.04)%     31.29%      4.89%

                                                       8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
High Income..........................................   (0.58)%     20.18%     13.63%     17.26%    (4.66)%      7.78%   (22.74)%
Asset Manager........................................   (4.41)%     16.55%     14.20%     20.23%     14.65%     10.70%    (4.26)%

                                                              5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                                   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                                   --------   --------   --------   --------   --------   --------
Equity Growth...............................................    24.84%     12.78%     25.19%     47.27%     33.66%   (13.98)%
Balanced....................................................    13.75%     16.50%     15.77%      8.73%    (5.39)%    (2.26)%
International Stock**.......................................     3.85%      6.30%    (1.64)%      6.90%     24.18%   (10.51)%
Venture Value...............................................    21.64%     25.40%     33.03%     14.02%     17.11%      9.11%

                                                              4/30/99-   1/1/00-
SUB-ACCOUNT                                                   12/31/99   12/31/00
-----------                                                   --------   --------
Investors...................................................     2.61%    (0.49)%
Research Managers...........................................    19.52%    (3.97)%

                                                              5/1/00-
SUB-ACCOUNT                                                   12/31/00
-----------                                                   --------
Mid Cap.....................................................  (28.30)%
Russell 2000(R) Index.......................................   (6.56)%
Large Cap Growth............................................  (27.17)%

 * Based on a mortality and expense risk charge at an annual rate of .35%.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........   (3.91)%     53.29%    (6.47)%     14.46%    (7.38)%     37.41%
Bond Income...........     7.60%     17.43%      7.69%     12.10%    (3.80)%     20.66%
Money Market..........     7.71%      5.74%      3.33%      2.51%      3.35%      5.23%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------
Capital Growth........    20.53%     22.92%     33.49%     15.18%    (5.08)%
Bond Income...........     4.14%     10.39%      8.55%    (0.91)%      7.66%
Money Market..........     4.65%      4.87%      4.79%      4.49%      5.75%

                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index...........   (4.58)%     29.85%      6.81%      9.23%      0.66%     36.30%     21.91%     31.90%     27.36%     19.84%
Managed...............     2.75%     19.63%      6.22%     10.15%    (1.56)%     30.67%     14.51%     25.99%     19.12%      9.48%

                        1/1/00-
SUB-ACCOUNT             12/31/00
-----------             --------
Stock Index...........   (9.45)%
Managed...............   (3.81)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.............................    14.39%    (0.72)%     29.77%     17.08%     16.80%    (5.88)%    (0.10)%     19.89%
Growth and Income.........................    13.90%    (1.65)%     38.85%     17.56%     32.87%     23.89%      8.86%    (5.58)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Equity Income.............................     9.22%      6.59%     34.49%     13.77%     27.53%     11.13%      5.85%      7.93%
Overseas..................................    14.49%      1.27%      9.19%     12.70%     11.05%     12.24%     41.99%   (19.47)%

                                                       5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
Small Cap............................................   (3.52)%     28.27%     30.09%     24.29%    (2.14)%     31.16%      4.78%

                                                       8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
High Income..........................................   (0.61)%     20.06%     13.52%     17.14%    (4.76)%      7.67%   (22.82)%
Asset Manager........................................   (4.45)%     16.43%     14.09%     20.11%     14.53%     10.59%    (4.36)%

                                                              5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                                   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                                   --------   --------   --------   --------   --------   --------
Equity Growth...............................................    24.76%     12.66%     25.06%     47.12%     33.53%   (14.07)%
Balanced....................................................    13.67%     16.39%     15.66%      8.62%    (5.49)%    (2.35)%
International Stock**.......................................     3.79%      6.19%    (1.74)%      6.79%     24.05%   (10.60)%
Venture Value...............................................    21.56%     25.27%     32.90%     13.90%     16.99%      9.00%

                                                              4/30/99-   1/1/00-
SUB-ACCOUNT                                                   12/31/99   12/31/00
-----------                                                   --------   --------
Investors...................................................     2.54%    (0.59)%
Research Managers...........................................    19.44%    (4.07)%

                                                              5/1/00-
SUB-ACCOUNT                                                   12/31/00
-----------                                                   --------
Mid Cap.....................................................  (28.35)%
Russell 2000(R) Index.......................................   (6.62)%
Large Cap Growth............................................  (27.22)%

 * Based on a mortality and expense risk charge at an annual rate of .45%.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........   (4.06)%     53.06%    (6.61)%     14.28%    (7.62)%     37.21%
Bond Income...........     7.44%     17.25%      7.53%     11.94%    (3.94)%     20.47%
Money Market..........     7.54%      5.58%      3.18%      2.36%      3.35%      5.07%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------
Capital Growth........    20.34%     22.74%     33.29%     15.01%    (5.22)%
Bond Income...........     3.98%     10.23%      8.39%    (1.06)%      7.50%
Money Market..........     4.50%      4.71%      4.63%      4.34%      5.59%

                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index...........   (4.72)%     29.65%      6.65%      9.07%      0.51%     36.10%     21.73%     31.70%     27.17%     19.66%
Managed...............     2.59%     19.45%      6.06%      9.99%    (1.70)%     30.48%     14.34%     25.81%     18.94%      9.31%

                        1/1/00-
SUB-ACCOUNT             12/31/00
-----------             --------
Stock Index...........   (9.59)%
Managed...............   (3.96)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.............................    14.28%    (0.87)%     29.57%     16.90%     16.62%    (6.03)%    (0.25)%     19.71%
Growth and Income.........................    13.78%    (1.80)%     35.65%     17.38%     32.67%     23.71%      8.70%    (5.72)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income.............................     9.11%      6.43%     34.29%     13.59%     27.34%     10.96%      5.69%      7.77%
Overseas..................................    14.38%      1.12%      9.02%     12.53%     10.89%     12.08%     41.77%   (19.59)%

                                                       5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
Small Cap............................................   (3.61)%     28.08%     29.90%     24.11%    (2.28)%     30.96%      4.62%

                                                       8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
High Income..........................................   (0.66)%     19.88%     13.35%     16.96%    (4.90)%      7.51%   (22.94)%
Asset Manager........................................   (4.49)%     16.26%     13.91%     19.93%     14.36%     10.43%    (4.50)%

                                                              5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                                   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                                   --------   --------   --------   --------   --------   --------
Equity Growth...............................................    24.64%     12.49%     24.88%     46.90%     33.33%   (14.20)%
Balanced....................................................    13.56%     16.21%     15.48%      8.46%    (5.63)%    (2.50)%
International Stock**.......................................     3.68%      6.03%    (1.89)%      6.63%     23.87%   (10.73)%
Venture Value...............................................    21.44%     25.08%     32.70%     13.73%     16.81%      8.83%

                                                              4/30/99-   1/1/00-
SUB-ACCOUNT                                                   12/31/99   12/31/00
-----------                                                   --------   --------
Investors...................................................     2.44%    (0.74)%
Research Managers...........................................    19.32%    (4.21)%

                                                              5/1/00-
SUB-ACCOUNT                                                   12/31/00
-----------                                                   --------
Mid Cap.....................................................  (28.03)%
Russell 2000(R) Index.......................................   (6.72)%
Large Cap Growth............................................  (27.29)%

 * Based on a mortality and expense risk charge at an annual rate of .60%.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........   (4.35)%     52.61%    (6.90)%     13.94%    (7.90)%     36.80%
Bond Income...........     7.11%     16.90%      7.21%     11.60%    (4.23)%     20.12%
Money Market..........     7.22%      5.26%      2.87%      2.05%      3.04%      4.75%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------
Capital Growth........    19.98%     22.37%     32.89%     14.67%    (5.50)%
Bond Income...........     3.67%      9.90%      8.07%    (1.36)%      7.18%
Money Market..........     4.18%      4.39%      4.32%      4.03%      5.27%

                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index...........   (5.01)%     29.27%      6.33%      8.74%      0.21%     35.69%     21.36%     31.31%     26.79%     19.30%
Managed...............     2.28%     19.10%      5.74%      9.69%    (2.00)%     30.09%     13.99%     25.43%     18.58%      8.98%

                        1/1/00-
SUB-ACCOUNT             12/31/00
-----------             --------
Stock Index...........   (9.86)%
Managed...............   (4.24)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.............................    14.05%    (1.16)%     29.19%     16.55%     16.27%    (6.31)%    (0.55)%     19.36%
Growth and Income.........................    13.55%    (2.09)%     35.25%     17.03%     32.28%     23.34%      8.37%    (6.00)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income.............................     8.89%      6.11%     33.89%     13.25%     26.96%     10.63%      5.38%      7.45%
Overseas..................................    14.15%      0.82%      8.70%     12.19%     10.56%     11.74%     41.35%   (19.83)%

                                                       5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
Small Cap............................................   (3.80)%     27.69%     29.50%     23.73%    (2.58)%     30.57%      4.31%

                                                       8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
High Income..........................................   (0.76)%     19.53%     13.00%     16.61%    (5.19)%      7.19%   (23.17)%
Asset Manager........................................   (4.59)%     15.91%     13.57%     19.57%     14.02%     10.10%    (4.79)%

                                                              5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                                   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                                   --------   --------   --------   --------   --------   --------
Equity Growth...............................................    24.39%     12.15%     24.50%     46.46%     32.93%   (14.45)%
Balanced....................................................    13.33%     15.86%     15.14%      8.13%    (5.91)%    (2.79)%
International Stock**.......................................     3.48%      5.71%    (2.18)%      6.31%     23.50%   (11.00)%
Venture Value...............................................    21.20%     24.71%     32.30%     13.39%     16.47%      8.51%

                                                              4/30/99-   1/1/00-
SUB-ACCOUNT                                                   12/31/99   12/31/00
-----------                                                   --------   --------
Investors...................................................     2.23%    (1.04)%
Research Managers...........................................    19.08%    (4.50)%

                                                              5/1/00-
SUB-ACCOUNT                                                   12/31/00
-----------                                                   --------
Mid Cap.....................................................  (28.17)%
Russell 2000(R) Index.......................................   (6.90)%
Large Cap Growth............................................  (27.44)%

 * Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

** On December 1, 2000 The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........   (5.73)%     52.83%    (6.75)%     14.11%    (7.76)%     37.00%
Bond Income...........     7.28%     17.08%      7.37%     11.77%    (4.08)%     20.29%
Money Market..........     7.38%      5.42%      3.02%      2.20%      3.20%      4.91%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------
Capital Growth........    20.16%     22.56%     33.09%     14.84%    (5.36)%
Bond Income...........     3.82%     10.06%      8.23%    (1.21)%      7.34%
Money Market..........     4.34%      4.55%      4.48%      4.18%      5.43%

                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index...........   (4.86)%     29.46%      6.49%      8.90%      0.36%     35.90%     21.55%     31.51%     26.98%     19.48%
Managed...............     2.44%     19.28%      5.90%      9.82%    (1.85)%     30.28%     14.16%     25.62%     18.76%      9.15%

                        1/1/00-
SUB-ACCOUNT             12/31/00
-----------             --------
Stock Index...........   (9.72)%
Managed...............   (4.10)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.............................    14.16%    (1.01)%     29.38%     16.72%     16.45%    (6.17)%    (0.40)%     19.54%
Growth and Income.........................    13.67%    (1.94)%     35.45%     17.21%     32.47%     23.52%      8.53%    (5.86)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income.............................     9.00%      6.27%     34.09%     13.42%     27.15%     10.79%      5.54%      7.61%
Overseas..................................    14.26%      0.97%      8.86%     12.36%     10.72%     11.91%     41.56%   (19.71)%

                                                       5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
Small Cap............................................   (3.71)%     27.88%     29.70%     23.92%    (2.43)%     30.77%      4.47%

                                                       8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
High Income..........................................   (0.71)%     19.71%     13.17%     16.79%    (5.04)%      7.35%   (23.05)%
Asset Manager........................................   (4.54)%     16.08%     13.74%     19.75%     14.19%     10.26%    (4.64)%

                                                              5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                                   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                                   --------   --------   --------   --------   --------   --------
Equity Growth...............................................    24.51%     12.32%     24.69%     46.68%     33.13%   (14.33)%
Balanced....................................................    13.44%     16.03%     15.31%      8.29%    (5.77)%    (2.64)%
International Stock**.......................................     3.58%      5.87%    (2.04)%      6.47%     23.68%   (10.87)%
Venture Value...............................................    21.32%     24.89%     32.50%     13.56%     16.64%      8.67%

                                                              4/30/99-   1/1/00-
SUB-ACCOUNT                                                   12/31/99   12/31/00
-----------                                                   --------   --------
Investors...................................................     2.34%    (0.89)%
Research Managers...........................................    19.20%    (4.35)%

                                                              5/1/00-
SUB-ACCOUNT                                                   12/31/00
-----------                                                   --------
Mid Cap.....................................................  (28.10)%
Russell 2000(R) Index.......................................   (6.81)%
Large Cap Growth............................................  (27.36)%

 * Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........   (3.48)%     53.98%    (6.05)%     14.97%    (7.07)%     38.03%
Bond Income...........     8.09%     17.96%      8.18%     12.61%    (3.36)%     21.20%
Money Market..........     8.19%      6.21%      3.80%      2.97%      3.97%      5.70%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------
Capital Growth........    21.07%     23.48%     34.09%     15.70%    (4.65)%
Bond Income...........     4.61%     10.89%      9.04%    (0.47)%      8.15%
Money Market..........     5.13%      5.34%      5.26%      4.97%      6.22%

                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index...........   (4.14)%     30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%
Managed...............     3.21%     20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%

                        1/1/00-
SUB-ACCOUNT             12/31/00
-----------             --------
Stock Index...........   (9.04)%
Managed...............   (3.38)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.............................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%
Growth and Income.........................    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income.............................     9.55%      6.93%     35.90%     13.75%     28.11%     11.63%      6.33%      8.42%
Overseas..................................    14.84%      1.21%     11.02%     12.43%     11.56%     12.75%     42.63%   (19.11)%

                                                       5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
Small Cap............................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%

                                                       8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
High Income..........................................    (.37)%     20.79%     13.75%     17.67%    (4.33)%      8.15%   (22.47)%
Asset Manager........................................   (4.65)%     17.68%     14.31%     20.65%     15.05%     11.09%    (3.93)%

                                                              5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                                   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                                   --------   --------   --------   --------   --------   --------
Equity Growth...............................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%
Balanced....................................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%
International Stock**.......................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%
Venture Value...............................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%

                                                              4/30/99-   1/1/00-
SUB-ACCOUNT                                                   12/31/99   12/31/00
-----------                                                   --------   --------
Investors...................................................     2.85%    (0.15)%
Research Managers...........................................    19.80%    (3.64)%

                                                              5/1/00-
SUB-ACCOUNT                                                   12/31/00
-----------                                                   --------
Mid Cap.....................................................  (27.74)%
Russell 2000(R) Index.......................................   (6.35)%
Large Cap Growth............................................  (27.00)%

 * For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
-----------             --------   --------   --------   --------   --------   --------
Bond Income...........     8.09%     17.96%      8.18%     12.61%    (3.36)%     21.20%
Money Market..........     8.19%      6.21%      3.80%      2.97%      3.97%      5.70%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------
Bond Income...........     4.61%     10.89%      9.04%    (0.47)%      8.15%
Money Market..........     5.13%      5.34%      5.26%      4.97%      6.22%

                        1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-
SUB-ACCOUNT             12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index...........   (4.14)%     30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%
Managed...............     3.21%     20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%

                        1/1/00-
SUB-ACCOUNT             12/31/00
-----------             --------
Stock Index...........   (9.04)%
Managed...............   (3.38)%

                                            4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                 12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.............................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%
Growth and Income.........................    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%

                                                       5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                            12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                            --------   --------   --------   --------   --------   --------   --------
Small Cap............................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%

                                                              5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                                   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                                   --------   --------   --------   --------   --------   --------
Equity Growth...............................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%
Balanced....................................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%
International Stock**.......................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%
Venture Value...............................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%

                                                              6/28/96-   1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT                                                   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------                                                   --------   --------   --------   --------   --------
U.S. Government.............................................     4.55%      8.47%      7.61%      0.17%     10.45%
Strategic Bond Opportunities................................     8.46%     11.07%      2.04%      1.44%      7.22%

                                                              4/30/99-   1/1/00-
SUB-ACCOUNT                                                   12/31/99   12/31/00
-----------                                                   --------   --------
Investors...................................................     2.85%    (0.15)%
Research Managers...........................................    19.80%    (3.64)%

                                                              5/1/00-
SUB-ACCOUNT                                                   12/31/00
-----------                                                   --------
Large Cap Growth............................................  (27.00)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

 * For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 9, 2001

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS


DECEMBER 31, 2000 AND 1999, MARCH 31, 2001 AND MARCH 31, 2000
(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                       MARCH 31,      MARCH 31,
                                                             2000          1999          2001           2000
                                                          ----------    ----------    -----------    -----------
                                                                                      (UNAUDITED)    (UNAUDITED)
ASSETS
Investments:
  Fixed Maturities, Available for Sale, at Estimated
    Fair Value..........................................  $  245,366    $  735,697    $  241,055     $  754,005
  Equity Securities, at Fair Value......................      24,198        22,685        21,380         27,064
  Policy Loans..........................................     233,816       181,995       243,229        194,541
  Short-Term Investments................................       9,554        62,619         7,391          6,954
  Other Invested Assets.................................      82,378        16,798        47,930         73,216
                                                          ----------    ----------    ----------     ----------
        Total Investments...............................     595,312     1,019,794       560,985      1,055,780
Cash and Cash Equivalents...............................      44,584        84,371        91,528         80,438
Deferred Policy Acquisition Costs.......................   1,020,830       930,703     1,049,557        976,261
Accrued Investment Income...............................      20,116        29,940        19,455         29,991
Premiums and Other Receivables..........................     121,285       119,750       154,983        159,929
Other Assets............................................     110,064       105,982       116,066        107,473
Separate Account Assets.................................   5,651,320     4,840,029     5,277,397      5,351,182
                                                          ----------    ----------    ----------     ----------
        TOTAL ASSETS....................................  $7,563,511    $7,130,569    $7,269,971     $7,761,054
                                                          ==========    ==========    ==========     ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits..................................  $  190,298    $  614,927    $  203,797     $  625,906
Policyholder Account Balances...........................     411,940       325,385       436,731        339,689
Other Policyholder Funds................................     249,344       245,339       267,286        302,899
Policyholder Dividends Payable..........................       1,530           977         1,723          1,090
Short and Long-Term Debt................................          --        75,053            --         77,265
Income Taxes Payable:
  Current...............................................       3,021           (77)        9,886         11,873
  Deferred..............................................      19,998        38,669        21,615         25,154
Due to Parent...........................................      88,418        72,247        69,335         63,471
Other Liabilities.......................................      90,507        64,717       109,418        118,828
Separate Account Liabilities............................   5,651,320     4,840,029     5,277,397      5,351,182
                                                          ----------    ----------    ----------     ----------
        TOTAL LIABILITIES...............................   6,706,376     6,277,266     6,397,188      6,917,357
                                                          ----------    ----------    ----------     ----------
Commitments and Contingencies (Notes 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
  authorized, 20,000 shares issued and outstanding......       2,500         2,500         2,500          2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
  authorized, 200,000 shares issued and outstanding.....          --            --            --             --
Contributed Capital.....................................     647,273       647,273       865,534        647,273
Retained Earnings.......................................     215,920       214,528        14,294        218,262
Accumulated Other Comprehensive Income..................      (8,558)      (10,998)       (9,545)       (24,338)
                                                          ----------    ----------    ----------     ----------
        TOTAL EQUITY....................................     857,135       853,303       872,783        843,697
                                                          ----------    ----------    ----------     ----------
TOTAL LIABILITIES AND EQUITY............................  $7,563,511    $7,130,569    $7,269,971     $7,761,054
                                                          ==========    ==========    ==========     ==========


          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME


FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998, AND THREE MONTHS ENDED MARCH 31, 2001 AND MARCH 31, 2000
(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                       MARCH 31,      MARCH 31,
                                                    2000        1999        1998         2001           2000
                                                  --------    --------    --------    -----------    -----------
                                                                                      (UNAUDITED)    (UNAUDITED)
REVENUES
Premiums........................................  $125,219    $123,638    $100,689     $ 30,379       $ 33,240
Universal Life and Investment-Type Product
  Policy Fees...................................   231,895     220,841     173,766       69,588         50,693
Net Investment Income...........................    63,260      68,498      49,077        9,320         15,712
Investment Gains (Losses), Net..................   (28,338)      2,922       5,610          618           (141)
Commissions, Fees and Other Income..............   368,126     265,891     192,411       67,415         72,965
                                                  --------    --------    --------     --------       --------
        TOTAL REVENUES..........................   760,162     681,790     521,553      177,320        172,469
                                                  --------    --------    --------     --------       --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits...........................   149,845     193,293     149,687       21,279         25,668
Interest Credited to Policyholder Account
  Balances......................................    19,534      10,721       7,735        4,945          4,560
Policyholder Dividends..........................    17,846      20,827      22,989          950          5,384
Other Operating Costs and Expenses..............   535,874     381,881     316,659      120,174        118,045
                                                  --------    --------    --------     --------       --------
        TOTAL BENEFITS AND OTHER DEDUCTIONS.....   723,099     606,722     497,070      147,348        153,657
                                                  --------    --------    --------     --------       --------
Income From Operations Before Income Taxes......    37,063      75,068      24,483       29,972         18,812
Income Taxes....................................    25,132      29,344      13,046       10,711          8,802
                                                  --------    --------    --------     --------       --------
        NET INCOME..............................  $ 11,931    $ 45,724    $ 11,437     $ 19,261       $ 10,010
                                                  --------    --------    --------     --------       --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
    Related Offsets, Reclassification
    Adjustments and Income Taxes, of $25,284,
    $(23,769), and $925 Respectively............     2,440     (28,437)         92            0              0
                                                  --------    --------    --------     --------       --------
COMPREHENSIVE INCOME............................  $ 14,371    $ 17,287    $ 11,529     $ 19,261       $ 10,010
                                                  ========    ========    ========     ========       ========


          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF EQUITY


FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998, AND THREE MONTHS ENDED MARCH 31, 2001 AND MARCH 31, 2000
(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                    CAPITAL                   ACCUMULATED
                                                    STOCK &                      OTHER
                                                  CONTRIBUTED    RETAINED    COMPREHENSIVE
                                                    CAPITAL      EARNINGS       INCOME         TOTAL
                                                  -----------    --------    -------------    --------
BALANCES AT DECEMBER 31, 1997...................   $449,773      $166,422      $ 17,347       $633,542
Net Income......................................         --        11,437            --         11,437
Change in Net Unrealized Investment Gains
  (Losses)......................................         --            --            92             92
Contributed Capital.............................    200,000            --            --        200,000
                                                   --------      --------      --------       --------
BALANCES AT DECEMBER 31, 1998...................    649,773       177,859        17,439        845,071
Net Income......................................         --        45,724            --         45,724
Preferred Stock Dividends.......................         --        (9,055)           --         (9,055)
Change in Net Unrealized Investment Gains
  (Losses)......................................         --            --       (28,437)       (28,437)
                                                   --------      --------      --------       --------
BALANCES AT DECEMBER 31, 1999...................    649,773       214,528       (10,998)       853,303
Net Income......................................         --        11,931            --         11,931
Preferred Stock Dividends.......................         --       (10,539)           --        (10,539)
Change in Net Unrealized Investment Gains
  (Losses)......................................         --            --         2,440          2,440
                                                   --------      --------      --------       --------
BALANCES AT DECEMBER 31, 2000...................   $649,773      $215,920      $ (8,558)      $857,135
                                                   ========      ========      ========       ========


                                                    CAPITAL                   ACCUMULATED
                                                    STOCK &                      OTHER
                                                  CONTRIBUTED    RETAINED    COMPREHENSIVE
                                                    CAPITAL      EARNINGS       INCOME         TOTAL
                                                  -----------    --------    -------------    --------
                                                                      (UNAUDITED)
BALANCES AT DECEMBER 31, 1999...................   $649,773      $214,528      $(10,998)      $853,303
Net Income......................................         --        10,010            --         10,010
Preferred Stock Dividends.......................         --        (2,432)           --         (2,432)
Change in Net Unrealized Investment Gains
  (Losses)......................................         --            --       (13,339)       (13,339)
Contributed Capital.............................         --            --            --              0
                                                   --------      --------      --------       --------
BALANCES AT MARCH 31, 2000......................    649,773       222,106       (24,337)       847,542
Net Income......................................         --         1,921            --          1,921
Preferred Stock Dividends.......................         --        (8,107)           --         (8,107)
Change in Net Unrealized Investment Gains
  (Losses)......................................         --            --        15,779         15,779
                                                   --------      --------      --------       --------
BALANCES AT DECEMBER 31, 2000...................    649,773       215,920        (8,558)       857,135
Net Income......................................         --        19,260            --         19,260
Preferred Stock Dividends.......................         --        (2,624)           --         (2,624)
Change in Net Unrealized Investment Gains
  (Losses)......................................         --            --          (986)          (986)
                                                   --------      --------      --------       --------
BALANCES AT MARCH 31, 2001......................   $649,773      $232,556      $ (9,544)      $872,785
                                                   ========      ========      ========       ========


          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998, AND THREE MONTHS ENDED MARCH 31, 2001
AND MARCH 31, 2000
(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                    2000         1999        1998      MARCH 31, 2001   MARCH 31, 2000
                                                 -----------   ---------   ---------   --------------   --------------
                                                                                        (UNAUDITED)      (UNAUDITED)
NET CASH USED IN OPERATING ACTIVITIES..........  $  (655,313)  $(159,314)  $(311,296)    $ (60,188)       $  (4,433)
                                                 -----------   ---------   ---------     ---------        ---------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
    Available for Sale Fixed Maturities........      586,894     114,478     164,566        27,176            1,306
    Equity Securities..........................       34,945       2,491      39,333           318              954
    Other, Net.................................      251,615          (1)        721       109,633               (1)
    Sales of Subsidiary........................      (54,116)         --          --            --               --
  Purchases of:
    Available for Sale Fixed Maturities........      (86,932)   (157,761)   (184,810)      (35,897)         (14,001)
    Equity Securities..........................       (8,521)     (9,590)    (80,066)         (253)          (9,757)
    Real Estate................................          (86)     (3,251)     (3,644)           --              (64)
    Fixed Asset Property and Equipment.........           --          --      (1,459)           --               --
    Other Assets...............................     (321,386)       (302)        (89)      (73,250)         (56,269)
  Net Change in Short-Term Investments.........       53,065     (10,334)    (24,341)        2,023           54,633
  Net Change in Policy Loans...................      (51,821)    (46,195)    (31,017)       (9,413)         (12,546)
  Other, Net...................................         (259)     23,443       1,631            (6)              --
                                                 -----------   ---------   ---------     ---------        ---------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES...................................      403,398     (87,022)   (119,175)       20,331          (35,745)
                                                 -----------   ---------   ---------     ---------        ---------
Cash Flows from Financing Activities:
  Capital Contributions........................           --          --     200,000            --               --
  Dividends Paid...............................                                             (2,624)          (2,632)
  Preferred Stock..............................      (10,539)     (9,055)         --            --               --
  Repayment of Debt............................      (77,258)    (13,232)     (8,670)           --               --
  Policyholder Account Balances:
    Deposits...................................    1,871,760     517,551     358,090       418,614          497,192
    Withdrawals................................   (1,571,835)   (242,388)   (149,499)     (329,190)        (427,483)
  Financial Reinsurance Receivables............           --      34,233          --            --               --
                                                 -----------   ---------   ---------     ---------        ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES......      212,128     287,109     399,921        86,800           67,077
                                                 -----------   ---------   ---------     ---------        ---------
Change in Cash and Cash Equivalents............      (39,787)     40,773     (30,550)       46,943           26,899
Cash and Cash Equivalents, Beginning of Year...       84,371      43,598      74,148        44,584           53,539
                                                 -----------   ---------   ---------     ---------        ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.........  $    44,584   $  84,371   $  43,598     $  91,528        $  80,438
                                                 ===========   =========   =========     =========        =========
Supplemental Cash Flow Information:
  Interest Paid................................  $     7,187   $      87   $   3,830     $ 350,000        $      --
                                                 ===========   =========   =========     =========        =========
  Income Taxes Paid............................  $    22,317   $  30,045   $  14,118     $ 472,100        $   4,935
                                                 ===========   =========   =========     =========        =========
NET INCOME.....................................  $    11,931   $  45,724   $  11,437     $  19,261        $  10,010
Adjustments to Reconcile Net Income to Net Cash
  Provided by (Used in) Operating Activities:
  Change in Deferred Policy Acquisition Costs,
    Net........................................     (101,313)   (186,467)   (145,787)      (29,087)         (67,876)
  Change in Accrued Investment Income..........        9,824      (8,138)     (3,090)          661              (51)
  Change in Premiums and Other Receivables.....       (1,535)     25,367     (82,081)      (33,698)         (40,179)
  Gains from Sales of Investments, Net.........      (28,338)     (2,922)     (5,610)          618             (141)
  Depreciation and Amortization Expenses.......       12,905      13,700      13,137           613            2,908
  Interest Credited to Policyholder Account
    Balances...................................       19,534      10,721       7,735         4,945            4,560
  Universal Life and Investment-Type Product
    Policy Fee Income..........................     (231,895)   (220,841)   (173,766)      (69,588)         (50,693)
  Change in Future Policy Benefits.............     (424,629)     53,181      61,317        13,499           10,979
  Change in Other Policyholder Funds...........        4,005      59,084      73,814        17,942           57,560
  Change in Policyholder Dividends Payable.....          553         368         188           193              113
  Change in Income Taxes Payable...............      (11,490)    (26,871)      2,358         8,482           (1,565)
  Other, Net...................................       85,135      77,780     (70,948)        5,971           79,214
                                                 -----------   ---------   ---------     ---------        ---------
NET CASH USED IN OPERATING ACTIVITIES..........  $  (655,313)  $(159,314)  $(311,296)    $ (60,188)       $   4,839
                                                 ===========   =========   =========     =========        =========


          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1998, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management. On April 30, 1999, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. On November 5, 1999, New England Financial Distributors, a Limited Liability Corporation, was formed in which Nelico owns a 95% interest. On October 31, 2000, Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to Metlife, Inc. the parent company of Nelico. The principal business activities of the subsidiaries are disclosed below.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Investment Management, LLC (NEIM), which changed its name from TNE Advisers, Inc. in March 2000, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

New England Financial Distributors, LLC (NEFD), was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with accounting principles generally accepted in the United States of America in making such determination.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

INVESTMENTS

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $54,427 and $45,320 at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $10,555, $11,350 and $11,570 for the years ended December 31, 2000, 1999 and 1998, respectively.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for non-medical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Information regarding deferred policy acquisition costs is as follows:

                                                                   YEARS ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                 2000         1999        1998
                                                              ----------    --------    --------
Balance at January 1........................................  $  930,703    $710,961    $565,769
Capitalized during the year.................................     223,651     216,913     182,943
                                                              ----------    --------    --------
    Total...................................................   1,154,354     927,874     748,712
Amortization allocated to:
  Net realized investment gains.............................         395        (616)     (5,282)
  Unrealized investment gains (losses)......................     (23,770)     33,276        (595)
  Other Expenses............................................    (110,149)    (29,831)    (31,874)
                                                              ----------    --------    --------
    Total amortization......................................    (133,524)      2,829     (37,751)
Balance at December 31......................................  $1,020,830    $930,703    $710,961
                                                              ==========    ========    ========

Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

ACQUISITIONS

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transition. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

PRO FORMA IMPACT OF ACQUISITION

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                                 1998          1997
                                                              ----------    ----------
Revenue.....................................................   $557,229      $381,691
                                                               ========      ========
Net Income..................................................   $ 10,311      $ 25,049
                                                               ========      ========

OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

EXCESS OF PURCHASE PRICE OVER FAIR VALUE OF NET ASSETS ACQUIRED

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               2000       1999       1998
                                                              -------    -------    -------
Net Balance, January 1......................................  $19,581    $21,931    $     0
  Acquisitions..............................................        0          0     23,498
  Amortization..............................................   (2,350)    (2,350)    (1,567)
                                                              -------    -------    -------
Net Balance, December 31....................................  $17,231    $19,581    $21,931
                                                              =======    =======    =======
December 31
  Accumulated Amortization..................................  $(6,267)   $(3,917)   $(1,567)
                                                              =======    =======    =======

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 4% to 7%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 4% to 6.5%. Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.5%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

PARTICIPATING BUSINESS

Participating business represented approximately 3.29% and 3.49% of the Company's life insurance in force, and 8.68% and 8.30% of the number of life insurance policies in force at December 31, 2000 and 1999, respectively. Participating policies represented approximately 54.96%, 56.77% and 95.78% of gross life insurance premiums, for the years ended December 31, 2000, 1999 and 1998, respectively.

INCOME TAXES

NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-Includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs, which would have otherwise been expensed in 1999.

Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

Statement of Financial Accounting Standards ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, is effective for all fiscal years beginning after June 15, 2000. SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Under SFAS 133, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The Company will adopt SFAS effective January 1, 2001. Management does not expect the adoption of SFAS 133 to have a significant impact on the financial position, results of operations, or cash flows of the Company.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company was required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               2000       1999       1998
                                                              -------    -------    -------
Fixed maturities............................................  $48,559    $54,490    $53,467
Equity securities...........................................    2,122     13,896     (9,118)
Real estate.................................................       85        831      4,149
Policy loans................................................   11,939      9,157      6,855
Cash, cash equivalents and short-term investments...........      412      3,494        861
Other investment income.....................................    4,993     (7,529)        76
                                                              -------    -------    -------
Gross investment income.....................................   68,110     74,339     56,290
Investment expenses.........................................   (4,850)    (5,841)    (7,213)
                                                              -------    -------    -------
Net investment income.......................................  $63,260    $68,498    $49,077
                                                              =======    =======    =======

Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------    -------    -------
Fixed maturities............................................  $   (373)   $   850    $10,899
Equity securities...........................................   (27,564)        --         --
Other invested assets.......................................      (796)     2,688         (7)
                                                              --------    -------    -------
    Subtotal................................................   (28,733)     3,538     10,892
Less: Amounts allocable to amortization of deferred policy
  acquisition costs.........................................      (395)       616      5,282
                                                              --------    -------    -------
Investment gains (losses), net..............................  $(28,338)   $ 2,922    $ 5,610
                                                              ========    =======    =======

Realized investment gains (losses) have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2000        1999       1998
                                                              --------    --------    -------
Balance at January 1........................................  $(10,998)   $ 17,439    $17,347
  Change in unrealized investment gains (losses)............     5,812     (73,813)       391
  Change in unrealized investment gains (losses)
    Attributable to:
      Deferred policy acquisition costs.....................   (10,575)     33,276       (595)
      Deferred income tax (expense) benefit.................     7,203      12,100        296
                                                              --------    --------    -------
Balance at December 31......................................  $ (8,558)   $(10,998)   $17,439
                                                              ========    ========    =======

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                              -------------------------------
                                                               2000        1999        1998
                                                              -------    --------    --------
Balance, end of year, comprised of:
  Unrealized investment gains (losses) on:
    Fixed maturities........................................  $(5,060)   $(35,205)   $ 40,928
    Equity securities.......................................   (1,330)      3,511       1,191
    Other...................................................      (19)         --          --
                                                              -------    --------    --------
                                                               (6,409)    (31,694)     42,119
Amounts of unrealized investment gains (losses)
  Attributable to:
    Deferred policy acquisition costs.......................   (6,292)     17,478     (15,798)
    Deferred income tax (expense) benefit...................    4,143       3,218      (8,882)
                                                              -------    --------    --------
Balance, end of year........................................  $(8,558)   $(10,998)   $ 17,439
                                                              =======    ========    ========

3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                                           GROSS UNREALIZED
                                                              AMORTIZED    ----------------    ESTIMATED
                                                                COST        GAIN      LOSS     FAIR VALUE
                                                              ---------    ------    ------    ----------
DECEMBER 31, 2000
Fixed Maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................  $ 28,290     $   90    $  327     $ 28,053
  Foreign governments.......................................    25,799        204       617       25,386
  Corporate.................................................   170,856      2,428     6,214      167,070
  Mortgage-backed securities................................    25,481        458     1,082       24,857
                                                              --------     ------    ------     --------
Total Fixed Maturities......................................  $250,426     $3,180    $8,240     $245,366
                                                              ========     ======    ======     ========
Equity Securities:
  Common Stocks.............................................    25,528      2,120     3,450       24,198
                                                              --------     ------    ------     --------
Total Equity Securities.....................................  $ 25,528     $2,120    $3,450     $ 24,198
                                                              ========     ======    ======     ========

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

AVAILABLE FOR SALE SECURITIES

                                                                           GROSS UNREALIZED
                                                              AMORTIZED    -----------------    ESTIMATED
                                                                COST        GAIN      LOSS      FAIR VALUE
                                                              ---------    ------    -------    ----------
DECEMBER 31, 1999
Fixed Maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................  $ 33,909     $   20    $   439     $ 33,490
  Foreign governments.......................................    20,748        201        581       20,368
  Corporate.................................................   670,602      5,074     40,237      635,439
  Mortgage-backed securities................................    44,470        934        203       45,201
  Other.....................................................     1,199         --         --        1,199
                                                              --------     ------    -------     --------
Total Fixed Maturities......................................  $770,928     $6,229    $41,460     $735,697
                                                              ========     ======    =======     ========
Equity Securities:
  Common Stocks.............................................    19,174      4,191        680       22,685
                                                              --------     ------    -------     --------
Total Equity Securities.....................................  $ 19,174     $4,191    $   680     $ 22,685
                                                              ========     ======    =======     ========

The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 2000 are shown below.

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $ 19,555      $ 19,454
Due after one year through five years.......................    93,551        91,606
Due after five years through ten years......................    88,953        87,075
Due after ten years.........................................    22,886        22,374
                                                              --------      --------
    Subtotal................................................  $224,945      $220,509
Mortgage-backed securities..................................    25,481        24,857
                                                              --------      --------
Total.......................................................  $250,426      $245,366
                                                              ========      ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of fixed maturities and equity securities are as follows:

                                                                2000       1999        1998
                                                              --------    -------    --------
Fixed Maturities
  Proceeds..................................................  $117,466    $64,925    $120,416
  Gross realized gains......................................  $    476    $ 1,897    $ 10,901
  Gross realized losses.....................................  $    849    $ 1,047    $      2
Equity Securities
  Proceeds..................................................  $  1,762    $ 2,491    $ 39,333
  Gross realized gains......................................  $    190    $    --    $     --
  Gross realized losses.....................................  $    183    $    --    $     --

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

STATUTORY DEPOSITS

The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 2000 and 1999, respectively.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $44,431 at December 31, 1999, and was $25,902 at December 31, 2000.

The effect of reinsurance on premiums earned is as follows:

                                                                2000         1999        1998
                                                              ---------    --------    --------
Direct premiums.............................................  $ 220,856    $163,159    $110,768
Reinsurance assumed.........................................     11,670      57,479      58,329
Reinsurance ceded...........................................   (107,307)    (97,000)    (68,408)
                                                              ---------    --------    --------
Net premiums earned.........................................  $ 125,219    $123,638    $100,689
                                                              =========    ========    ========

Reinsurance recoverables, included in other receivables, were $80,195 and $83,091 at December 31, 2000 and 1999, respectively.

Reinsurance and ceded commissions payables, included in other liabilities, were $0 and $23,400 at December 31, 2000 and 1999, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
Balance at January 1........................................  $3,932    $1,953    $  809
  Less: Reinsurance recoverables............................   3,147     1,565       647
                                                              ------    ------    ------
Net balance at January 1....................................     785       388       162
                                                              ------    ------    ------
Incurred related to:
  Current year..............................................     541       472       303
  Prior years...............................................    (367)      (33)      (57)
                                                              ------    ------    ------
                                                                 174       439       246
                                                              ------    ------    ------
Paid related to:
  Current year..............................................      28        23         2
  Prior years...............................................      73        19        18
                                                              ------    ------    ------
                                                                 101        42        20
                                                              ------    ------    ------
Balance at December 31......................................     857       785       388
  Add: Reinsurance recoverables.............................   3,444     3,147     1,565
                                                              ------    ------    ------
Balance at December 31......................................  $4,301    $3,932    $1,953
                                                              ======    ======    ======

5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                              CURRENT    DEFERRED     TOTAL
                                                              -------    --------    -------
2000
Federal.....................................................  $36,449    $(12,302)   $24,147
State and Local.............................................       --         985        985
                                                              -------    --------    -------
Total.......................................................  $36,449    $(11,317)   $25,132
                                                              =======    ========    =======
1999
Federal.....................................................  $20,910    $  8,134    $29,044
State and Local.............................................       --         300        300
                                                              -------    --------    -------
Total.......................................................  $20,910    $  8,434    $29,344
                                                              =======    ========    =======
1998
Federal.....................................................  $13,734    $   (788)   $12,946
State and Local.............................................       --         100        100
                                                              -------    --------    -------
Total.......................................................  $13,734    $   (688)   $13,046
                                                              =======    ========    =======

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               2000       1999       1998
                                                              -------    -------    -------
Income before taxes.........................................  $37,063    $75,068    $24,483
Income tax rate.............................................       35%        35%        35%
                                                              -------    -------    -------
Expected income tax expense at federal statutory income tax
  rate......................................................   12,972     26,274      8,569
Tax effect of:
  Tax exempt investment income..............................      (16)        --       (100)
  State and local income taxes..............................      985        300        100
  Tax credits...............................................       --         --       (100)
  Sale of Subsidiaries......................................    9,595         --         --
  Prior year taxes..........................................        8        684         --
  Other, net................................................    1,588      2,086      4,577
                                                              -------    -------    -------
Income Tax Expense..........................................  $25,132    $29,344    $13,046
                                                              =======    =======    =======

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                2000         1999
                                                              ---------    ---------
Deferred tax assets:
  Policyholder liabilities..................................  $ 282,720    $ 233,504
  Tax Loss Carry-forwards...................................      9,595           --
  Unrealized investment losses, net.........................      4,143        3,218
  Other, net................................................     11,265       15,035
                                                              ---------    ---------
Total gross assets..........................................    307,723      251,757
                                                              ---------    ---------
Less: Valuation Allowance...................................      9,595           --
                                                              ---------    ---------
Assets, Net of Valuation Allowance..........................    298,128      251,757
                                                              ---------    ---------
Deferred tax liabilities:
  Investments...............................................     (2,489)        (216)
  Deferred policy acquisition costs.........................   (298,465)    (267,249)
  Other, net................................................    (17,172)     (22,961)
                                                              ---------    ---------
Total gross liabilities.....................................   (318,126)    (290,426)
                                                              ---------    ---------
  Net deferred tax liability................................  $ (19,998)   $ (38,669)
                                                              =========    =========

6. EMPLOYEE BENEFIT PLANS

Effective January 1, 2001, the Company's employees became employees of Metropolitan Life Insurance Company and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

                                                      PENSION BENEFITS         OTHER BENEFITS
                                                    --------------------    --------------------
                                                                    DECEMBER 31,
                                                    --------------------------------------------
                                                      2000        1999        2000        1999
                                                    --------    --------    --------    --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at beginning of
  year............................................  $254,789    $252,487    $ 46,622    $ 48,987
Service cost......................................     6,969       8,172         774         973
Interest cost.....................................    19,946      18,488       3,249       3,351
Actuarial gain....................................    12,541     (15,914)     (1,911)     (3,214)
Divestitures......................................        --          --          --          --
Curtailments......................................        --          --          --          --
Terminations......................................        --          --          --          --
Change in benefits................................        --          --          --          --
Benefits paid.....................................    (8,445)     (8,444)     (3,382)     (3,475)
                                                    --------    --------    --------    --------
Projected benefit obligation at end of year.......  $285,800    $254,789    $ 45,352    $ 46,622
                                                    --------    --------    --------    --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at beginning of
  year............................................  $210,223    $184,803    $     --    $     --
Actual return on plan assets......................     6,676      25,300          --          --
Employer contribution.............................     4,908       7,620          --          --
Benefits paid.....................................    (8,445)     (7,500)         --          --
                                                    --------    --------    --------    --------
Contract value of plan assets at end of year......  $213,362    $210,223    $     --    $     --
                                                    --------    --------    --------    --------
Under funded......................................  $(72,438)   $(44,566)   $(45,352)   $(46,622)
Unrecognized net asset at transition..............        --        (503)         --          --
Unrecognized net actuarial gains (losses).........    31,474       7,681     (20,769)    (20,068)
Unrecognized prior service cost...................    15,029      15,942          (7)         (8)
                                                    --------    --------    --------    --------
Accrued benefit cost..............................  $(25,935)   $(21,446)   $(66,128)   $(66,698)
                                                    ========    ========    ========    ========
Qualified plan prepaid (accrued) pension cost.....  $ (3,219)   $ (2,675)   $     --    $     --
Non-qualified plan prepaid (accrued) pension
  cost............................................   (22,716)    (18,771)         --          --
                                                    --------    --------    --------    --------
Accrued benefit cost..............................  $(25,935)   $(21,446)   $     --    $     --
                                                    ========    ========    ========    ========

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                             QUALIFIED PLAN        NON-QUALIFIED PLAN            TOTAL
                          --------------------    --------------------    --------------------
                            2000        1999        2000        1999        2000        1999
                          --------    --------    --------    --------    --------    --------
Aggregate projected
  benefit obligation....  $245,000    $224,653    $ 40,800    $ 30,136    $285,800    $254,789
Aggregate contract value
  of plan assets
  (principally Company
  contracts)............   213,362     210,223          --          --     213,362     210,223
                          --------    --------    --------    --------    --------    --------
Over/(Under) funded.....  $(31,638)   $(14,430)   $(40,800)   $(30,136)   $(72,438)   $(44,566)
                          ========    ========    ========    ========    ========    ========

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                PENSION          OTHER
                                                                BENEFITS        BENEFITS
                                                              ------------    ------------
                                                              2000    1999    2000    1999
                                                              ----    ----    ----    ----
WEIGHTED AVERAGE ASSUMPTIONS AS OF DECEMBER 31,
Discount rate...............................................  7.75%   7.00%   7.50%   7.75%
Expected return on plan assets..............................  9.00%   8.50%    --       --
Rate of compensation increase...............................  5.50%   5.50%    --       --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 6.6% in 2000, gradually decreasing to 5.00% over five years and generally 7.00% in 1999, gradually decreasing to 5.00% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               ONE %        ONE %
                                                              INCREASE    DECREASE
                                                              --------    ---------
Effect on total of service and interest cost components.....   67,383      (85,414)
Effect on accumulated postretirement benefit obligation.....  806,000     (993,000)

The components of periodic benefit costs were as follows:

                                         PENSION BENEFITS                  OTHER BENEFITS
                                 --------------------------------    ---------------------------
                                   2000        1999        1998       2000       1999      1998
                                 --------    --------    --------    -------    ------    ------
Service cost...................  $  6,969    $  8,172    $  6,927    $   774    $  973    $  942
Interest cost..................    19,946      18,488      15,878      3,249     3,351     3,267
Expected return on plan
  assets.......................   (18,593)    (15,698)    (12,866)        --        --        --
Net amortization and
  deferrals....................     1,074       1,322         669     (1,211)     (934)      167
                                 --------    --------    --------    -------    ------    ------
Net periodic benefit cost......  $  9,396    $ 12,284    $ 10,608    $ 2,812    $3,390    $4,376
                                 ========    ========    ========    =======    ======    ======

SAVINGS AND INVESTMENT PLANS

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,130, $2,187 and $2,252 for the years ended December 31, 2000, 1999 and 1998, respectively.

7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                              RENTAL    SUB-RENTAL    GROSS RENTAL
                                                              INCOME      INCOME        EXPENSE
                                                              ------    ----------    ------------
2001........................................................   $ 72         $--          $  373
2002........................................................     75         --              373
2003........................................................     64         --              373
2004........................................................     --         --               --
2005........................................................     --         --               --
Thereafter..................................................     --         --               --
                                                               ----         --           ------
    Total...................................................   $211         $--          $1,119
                                                               ====         ==           ======

MetLife, Inc. will be assuming payments for sub-rental income and gross rental expense for office space, data processing and other equipment beginning in 2001 on the home office property owned by MetLife, Inc. The gross rental expense paid by the Company in 2000 was $12,223.

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310 and $8,612 were made during 1999 and 1998, respectively. The interest rate applied was 6.4% and 6.4% at January 31, 1999 and December 31, 1998 respectively.

9. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $218 and $197 and $204 in 2000, 1999, and 1998, respectively, of which $206 and $197 and $203 were to be credited against premium taxes.

Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

10. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                                   YEARS ENDED DECEMBER 31,
                                                              -----------------------------------
                                                                2000         1999         1998
                                                              ---------    ---------    ---------
Compensation................................................  $  92,430    $  96,887    $  86,822
Commissions.................................................    245,942      205,463      166,218
Interest and debt expense...................................      5,527        5,493        9,374
Amortization of policy acquisition costs....................    110,149       29,831       31,874
Capitalization of policy acquisition costs..................   (223,651)    (216,913)    (182,943)
Rent expense, net of sub-lease income.......................     48,280        5,550        4,252
Insurance taxes, licenses, and fees.........................     27,236       21,253       21,802
Other.......................................................    229,961      234,317      179,260
                                                              ---------    ---------    ---------
Total.......................................................  $ 535,874    $ 381,881    $ 316,659
                                                              =========    =========    =========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments are as follows:

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
DECEMBER 31, 2000:
Assets
    Fixed maturities........................................  $245,366     $245,366
    Equity securities.......................................    24,198       24,198
    Policy loans............................................   233,816      233,816
    Short-term investments..................................     9,554        9,554
    Cash and cash equivalents...............................    44,584       44,584
Liabilities
    Policyholder account balances...........................   101,252       99,158

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
DECEMBER 31, 1999:
Assets
    Fixed maturities........................................  $735,697     $735,697
    Equity securities.......................................    22,685       22,685
    Policy loans............................................   181,995      181,995
    Short-term investments..................................    62,619       62,619
    Cash and cash equivalents...............................    84,371       84,371
Liabilities
    Policyholder account balances...........................    84,037       82,765
    Other policyholder funds................................       525          525
    Short and long-term debt................................    75,053       75,053

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

POLICY LOANS

Policy loans are stated at unpaid principal balances, which approximates fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

SHORT-TERM AND LONG-TERM DEBT

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                                   YEARS ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                 2000         1999        1998
                                                              ----------    --------    --------
Statutory surplus...........................................  $  353,101    $399,864    $456,525
Adjustments to GAAP for:
  Future policy benefits and policyholders account
    balances................................................    (548,323)   (435,980)   (336,821)
  Deferred policy acquisition costs.........................   1,020,830     930,703     710,961
  Deferred federal income taxes.............................     (19,998)    (38,669)    (42,334)
  Valuation of investments..................................      (5,100)    (46,890)     53,514
  Statutory asset valuation reserves........................      16,393      13,514      10,636
  Statutory interest maintenance reserve....................         266         462         816
  Surplus notes.............................................          --     (75,053)    (69,560)
  Receivables from reinsurance transactions.................          --       5,049      26,004
  Other, net................................................      39,966     100,303      35,330
                                                              ----------    --------    --------
GAAP equity.................................................  $  857,135    $853,303    $845,071
                                                              ==========    ========    ========
Statutory net income (loss).................................  $  (11,085)   $(40,928)   $(28,043)
Adjustments to GAAP for:
  Future policy benefits and policyholder account
    balances................................................    (311,223)   (295,868)   (196,754)
  Deferred policy acquisition costs.........................     177,366     186,497     135,788
  Deferred federal income taxes.............................      11,317      (8,434)        688
  Valuation of investments..................................     (60,529)     13,681     (13,490)
  Statutory interest maintenance reserve....................        (196)       (354)        245
  Other, net................................................     206,281     191,130     113,003
                                                              ----------    --------    --------
GAAP net income.............................................  $   11,931    $ 45,724    $ 11,437
                                                              ==========    ========    ========

13. RELATED PARTY TRANSACTIONS

MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $164,293, $160,792 and $193,641 including accruals for administrative services on NEMLICO administered contracts for 2000, 1999, and 1998, respectively. In addition, $60,697, $9,442 and $14,123 for 2000, 1999 and 1998, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. The Company paid $10,539 and 9,055 of dividends on the preferred stock in 2000 and 1999, respectively.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

with key individuals of N.L. Holding Corporation. The Company paid $0, $2,730 and $6,166 in 2000, 1999 and 1998, respectively under these agreements.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 2000 were $11,604 and $568, respectively. Included in accrued income at December 31, 2000, were amounts receivable for sales-based commissions from NEF and SSR totaling $108 and $3, respectively. In 2000, NES earned asset-based income of $10,213 and $263 on average assets of approximately $3,500,000 and $110,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $321 and $9, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 2000 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $5,651,320 and $4,840,029 at December 31, 2000 and 1999, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $46,016, $36,934 and $30,714 in 2000, 1999 and 1998, respectively.

15. CODIFICATION

In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and Codification as modified by the Division, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments:
Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

                                                                 DECEMBER 31, 2000
                                     --------------------------------------------------------------------------
                                                                                       CORPORATE
                                     INDIVIDUAL   INDIVIDUAL    GROUP       GROUP         AND
                                        LIFE       ANNUITY     PENSION    LIFE, A&H   SUBSIDIARIES     TOTAL
                                     ----------   ----------   --------   ---------   ------------   ----------
REVENUES
Premiums...........................  $   69,639   $       --   $     18   $ 35,696      $ 19,866     $  125,219
Universal Life and Investment-Type
  Product Policy Fees..............     200,315       25,027      6,552         --            --        231,895
Net Investment Income..............     (13,001)      (1,214)     1,636        (97)       75,935         63,260
Investment Gains (Losses), Net.....      35,203        1,789     (2,488)       143       (62,984)       (28,338)
Commissions, Fees and Other
  Revenues.........................      27,348       10,303      7,369     45,843       277,262        368,126
                                     ----------   ----------   --------   --------      --------     ----------
    Total Revenues.................     319,504       35,906     13,087     81,585       310,079        760,162
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............      82,818        5,212         30     31,366        30,418        149,845
Interest Credited to Policyholder
  Account Balances.................      13,034        2,405      3,054         --         1,040         19,534
Policyholder Dividends.............       2,760           --         --        (33)       15,119         17,846
Other Operating Costs and
  Expenses.........................     159,955       32,805      8,080     50,837       284,197        535,874
                                     ----------   ----------   --------   --------      --------     ----------
    Total Benefits and Other
      Deductions...................     258,567       40,423     11,165     82,170       330,775        723,099
Income from Operations Before
  Income Taxes.....................      60,938       (4,517)     1,923       (585)      (20,696)        37,063
Income Taxes.......................       8,938       (2,207)     1,615       (189)       16,975         25,132
                                     ----------   ----------   --------   --------      --------     ----------
    Net Income.....................  $   52,000   $   (2,310)  $    308   $   (396)     $(37,671)    $   11,931
                                     ==========   ==========   ========   ========      ========     ==========
ASSETS
Deferred Policy Acquisition
  Costs............................  $  914,797   $   82,663   $ 10,984   $ 12,385      $     --     $1,020,830
Separate Account Assets............   2,879,330    1,703,628    726,411    341,951            --      5,651,320
LIABILITIES
Policyholder Liabilities...........     676,503       69,673     38,248     57,556        11,132        853,112
Separate Account Liabilities.......   2,879,330    1,703,628    726,411    341,951            --      5,651,320

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

                                                                 DECEMBER 31, 1999
                                     --------------------------------------------------------------------------
                                                                                       CORPORATE
                                     INDIVIDUAL   INDIVIDUAL    GROUP       GROUP         AND
                                        LIFE       ANNUITY     PENSION    LIFE, A&H   SUBSIDIARIES     TOTAL
                                     ----------   ----------   --------   ---------   ------------   ----------
REVENUES
Premiums...........................  $   63,358   $       --   $     15   $ 28,652      $ 31,613     $  123,638
Universal Life and Investment-Type
  Product Policy Fees..............     199,701       16,771      4,369         --            --        220,841
Net Investment Income..............     (31,181)        (108)       (13)       167        99,633         68,498
Investment Gains (Losses), Net.....         402            1         --         (1)        2,520          2,922
Commissions, Fees and Other
  Revenues.........................      25,376        6,708      3,005     34,610       196,192        265,891
                                     ----------   ----------   --------   --------      --------     ----------
    Total Revenues.................     257,656       23,372      7,376     63,428       329,958        681,790
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............     124,727        4,624        113     23,814        40,015        193,293
Interest Credited to Policyholder
  Account Balances.................       8,811        1,623      1,220         30          (963)        10,721
Policyholder Dividends.............       1,739           --         --        (32)       19,120         20,827
Other Operating Costs and
  Expenses.........................     128,466       21,826      6,196     36,326       189,067        381,881
                                     ----------   ----------   --------   --------      --------     ----------
    Total Benefits and Other
      Deductions...................     263,743       28,073      7,529     60,138       247,239        606,722
Income from Operations Before
  Income Taxes.....................      (6,087)      (4,701)      (153)     3,290        82,719         75,068
Income Taxes.......................       1,357       (1,563)       (26)     1,244        28,332         29,344
                                     ----------   ----------   --------   --------      --------     ----------
    Net Income.....................  $   (7,444)  $   (3,138)  $   (127)  $  2,046      $ 54,387     $   45,724
                                     ==========   ==========   ========   ========      ========     ==========
ASSETS
Deferred Policy Acquisition
  Costs............................  $  771,879   $   63,123   $ 10,499   $  8,539      $ 76,663     $  930,703
Separate Account Assets............   2,704,767    1,398,993    517,920    218,349            --      4,840,029
LIABILITIES
Policyholder Liabilities...........     535,662       43,674     45,407     43,936       517,949      1,186,628
Separate Account Liabilities.......   2,704,767    1,398,993    517,920    218,349            --      4,840,029

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

                                                                   DECEMBER 31, 1998
                                       --------------------------------------------------------------------------
                                                                                         CORPORATE
                                       INDIVIDUAL   INDIVIDUAL    GROUP       GROUP         AND
                                          LIFE       ANNUITY     PENSION    LIFE, A&H   SUBSIDIARIES     TOTAL
                                       ----------   ----------   --------   ---------   ------------   ----------
REVENUES
Premiums.............................  $   48,733    $     31    $    417   $ 21,394      $ 30,114     $  100,689
Universal Life and Investment-Type
  Product Policy Fees................     161,936       9,332       2,788       (290)           --        173,766
Net Investment Income................     (22,496)     (1,752)       (405)       651        73,079         49,077
Investment Gains (Losses), Net.......        (182)         (7)         (4)        17         5,786          5,610
Commissions, Fees and Other
  Revenues...........................       9,408       6,042       1,118     20,430       155,413        192,411
                                       ----------    --------    --------   --------      --------     ----------
    Total Revenues...................     197,399      13,646       3,914     42,202       264,392        521,553
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits................      84,709       3,943         874     13,561        46,600        149,687
Interest Credited to Policyholder
  Account Balances...................       6,337       1,264          83         --            51          7,735
Policyholder Dividends...............       1,135           4          --          3        21,847         22,989
Other Operating Costs and
  Expenses...........................     103,284      14,324       3,617     15,731       179,703        316,659
                                       ----------    --------    --------   --------      --------     ----------
    Total Benefits and Other
      Deductions.....................     195,465      19,535       4,574     29,295       248,201        497,070
Income from Operations Before
  Income Taxes.......................       1,934      (5,889)       (660)    12,907        16,191         24,483
Income Taxes.........................       9,968        (402)       (423)     3,986           (83)        13,046
                                       ----------    --------    --------   --------      --------     ----------
    Net Income.......................  $   (8,034)   $ (5,487)   $   (237)  $  8,921      $ 16,274     $   11,437
                                       ==========    ========    ========   ========      ========     ==========
ASSETS
Deferred Policy Acquisition Costs....  $  616,959    $ 42,524    $  2,359   $  2,511      $ 46,608     $  710,961
Separate Account Assets..............   2,073,552     835,648     235,467    113,716            --      3,258,383
LIABILITIES
Policyholder Liabilities.............     380,586      38,912         768     19,233       519,353        958,852
Separate Account Liabilities.........   2,073,552     835,648     235,467    113,716            --      3,258,383

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of a Zenith Survivorship Life 2002 Prospectus dated July 27, 2001. This Variable Life Policy is offered by New England Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                                     Part II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable survivorship life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.


     The prospectuses consisting of 134 and 120 pages.


     The undertaking to file reports.

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     Representations.

     The signatures.

     Written consents of the following persons:

          Anne M. Goggin, Esq. (see Exhibit 3(iv) below)
          James J. Reilly, Jr., F.S.A., M.A.A.A.
          (see Exhibit 3(iii) below)
          Sutherland Asbill & Brennan LLP (see Exhibit 6 below)
          Independent Auditor (see Exhibit 11 below)

     The following exhibits:

     1.A.(1)         January 31, 1983 resolution of the Board of Directors of
                     NEVLICO*
         (2)         None
         (3)  (a)    Distribution Agreement between NEVLICO and NELESCO**
              (b)(I) Form of Contract between NELICO and its General Agents*

                 (ii)  Form of contract between NELICO and its Agents **
              (c)      Commission Schedule for Policies @
              (d)      Form of contract among NES, NELICO and other broker
                       dealers ####
         (4)           None
         (5)  (a)      Two Specimens of Policy, including the Application +++++
              (b)      Additional Application *
              (c)      Riders to Policy @
              (d)      Additional Riders to Policy *
              (e)      Split Option Rider ***
              (f)      Additional Riders to Policy @@@@

              (g)      Endorsement to Policy

         (6)  (a)      Amended and restated Articles of Organization of
                       NELICO###
              (b)      Amended and restated By-Laws of NELICO ####
              (c)      Amendments to the Amended and restated Articles of
                       Organization +++
              (d)      Amended and Restated By-Laws of NELICO @@@@@
         (7)           None
         (8)           None
         (9)           None
     2.                See Exhibit 3(i)
     3.          (i)   Opinion and Consent of H. James Wilson,Esq. @
                 (ii)  Opinion and Consent of Anne M. Goggin, Esq. @@@@
                 (iii) Opinion and Consent of James J. Reilly, Jr. F.S.A.,
                       M.A.A.A.
                 (iv)  Consent of Anne M. Goggin, Esquire
     4.                None
     5.                Inapplicable
     6.                Consent of Sutherland Asbill & Brennan LLP
     7.                Powers of Attorney @@@@
     8.                Inapplicable
     9.                Inapplicable
     10.               Inapplicable
     11.               Consent of Independent Auditor
     12.               Schedule for computation of performance quotations **
     13.         (i)   Consolidated memorandum describing certain procedures,
                       filed pursuant to Rule 6e-2(b)(12)(ii) and Rule
                       6e-3(T)(b)(12)(iii) **

     13.         (ii)   Addendum to Consolidated memorandum describing certain
                        procedures, filed pursuant to Rule 6e-3(T)(b)(12)(iii)##
                 (iii)  Second Addendum to Consolidated Memorandum ++++
     14.         (i)    Participation Agreement among Variable Insurance
                        Products Fund, Fidelity Distributors Corporation and New
                        England Variable Life Insurance Company **
                 (ii)   Amendment No. 1 to Participation Agreement among
                        Variable Insurance Products Fund, Fidelity Distributors
                        Corporation and New England Variable Life Insurance
                        Company #
                 (iii)  Participation Agreement among Variable Insurance
                        Products Fund II, Fidelity Distributors Corporation and
                        New England Variable Life Insurance Company #
                 (iv)   Participation Agreement among Metropolitan Series Fund,
                        Inc., Metropolitan Life Insurance Company and New
                        England Life Insurance Company @@@
                 (v)    Participation Agreement among New England Zenith Fund,
                        New England Investment Management, Inc., New England
                        Securities Corporation and New England Life Insurance
                        Company @@@
                 (vi)   Amendment No. 2 to Participation Agreement among
                        Variable Insurance Products Fund, Fidelity Distributors
                        Corporation and New England Life Insurance Company@@@@
                 (vii)  Amendment No. 1 to Participation Agreement among
                        Variable Insurance Products Fund II, Fidelity
                        Distributors Corporation and New England Life Insurance
                        Company @@@@
                 (viii) Participation Agreement among Met Investors Series
                        Trust, Met Investors Advisory Corp., New England
                        Securities and New England Life Insurance Company (to be
                        filed by amendment)

                 (ix)   Participation Agreement among American Funds Insurance
                        Series, Capital Research and Management Company, New
                        England Securities and New England Life Insurance
                        Company


-----------

# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.
## Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed April 26, 1996.

### Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.
#### Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.
* Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.
** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.
*** Incorporated herein by reference to Post Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed April 30, 1998.
+ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.
++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.
+++ Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.
++++ Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.
+++++ Incorporated herein by reference to the Variable Account's Form S-6
      Registration Statement, File No. 333-89409, filed October 20, 1999.
@ Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed March 6,2000.
@@ Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 2000.
@@@ Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed November 9, 2000.

@@@@ Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.
@@@@@ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 19th day of July, 2001.

                                   New England Variable Life Separate
                                     Account(Registrant)

                                   By: New England Life Insurance Company
                                            (Depositor)


                                   By: /s/ Anne M. Goggin
                                       -----------------------------------------
                                       Anne M. Goggin
                                       Senior Vice President and General Counsel

Attest:

/s/ John E. Connolly, Jr.
-------------------------
John E. Connolly, Jr.

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 19th day of July, 2001.


                                        New England Life Insurance Company
(Seal)


Attest: /s/ John E. Connolly, Jr.       By: /s/ Anne M. Goggin
        -------------------------           ------------------------------------
        John E. Connolly, Jr.               Anne M. Goggin
                                            Senior Vice President and General
                                            Counsel

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on July 19, 2001.



       *                                                                     Chairman, President and
----------------------                                                       Chief Executive Officer
James M. Benson

       *                                                                             Director
----------------------
Susan C. Crampton

       *                                                                             Director
----------------------
Edward A. Fox

       *                                                                             Director
----------------------
George J. Goodman

       *                                                                             Director
----------------------
Evelyn E. Handler

       *                                                                             Director
----------------------
Philip K. Howard, Esq.

       *                                                                             Director
----------------------
Bernard A. Leventhal

       *                                                                             Director
----------------------
Thomas J. May

       *                                                                             Director
----------------------
Stewart G. Nagler

       *                                                                             Director
----------------------
Catherine A. Rein

       *                                                                     Executive Vice President,
----------------------                                                      Chief Financial Officer and
David Y. Rogers                                                               Chief Accounting Officer

       *                                                                             Director
----------------------
Rand N. Stowell

       *                                                                             Director
----------------------
Lisa M. Weber


                                             By: /s/ Marie C. Swift
                                                 -------------------------------
                                                 Marie C. Swift, Esq.
                                                 Attorney-in-fact


* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 2 of the Variable Account's Form S-6 Registration Statement, File No. 333-89409, on February 26, 2001.

                                  EXHIBIT LIST


                                                                       Sequentially
Exhibit Number           Title                                        Numbered Page*
--------------           -----                                        --------------


  1.A.5(g)          Endorsement to Policy


  3. (iii)          Opinion and Consent of James J. Reilly, Jr.,
                    F.S.A., M.A.A.A.

  3. (iv)           Consent of Anne M. Goggin, Esq.

  6.                Consent of Sutherland Asbill & Brennan LLP

  11.               Consent of the Independent Auditor


  14.(ix)           Fund Participation Agreement among New England
                    Life Insurance Company, American Funds
                    Insurance Series and Capital Research and
                    Management Company




---------
*    Page numbers inserted on manually-signed copy only.